                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                             [ATLAS FUNDS GRAPHIC]

                               [ATLAS FUNDS LOGO]

              The investments you want from the people you trust.

                              NOT FDIC INSURED

Table of Contents
--------------------------------------------------------------------------------

Letter from the President...........................................................................       2

Atlas Fund Discussions:
     Emerging Growth Fund...........................................................................       5
     Global Growth Fund.............................................................................       5
     Strategic Growth Fund..........................................................................       6
     Growth and Income Fund.........................................................................       7
     Balanced Fund..................................................................................       7
     Strategic Income Fund..........................................................................       8
     U.S. Government and Mortgage Securities Fund...................................................       8
     Municipal Funds................................................................................       9
     Money Funds....................................................................................      10
Atlas Stock and Bond Fund Total Returns:
     Bond Funds.....................................................................................      11
     Stock Funds....................................................................................      11
Comparing Atlas Fund Performance to the Market......................................................      12
Statements of Investments in Securities and Net Assets..............................................      14
Statements of Assets and Liabilities................................................................      40
Statements of Operations............................................................................      42
Statements of Changes in Net Assets.................................................................      44
Financial Highlights................................................................................      48
Notes to Financial Statements.......................................................................      56
Independent Auditors' Report........................................................................      66

[ATLAS FUNDS LOGO]

              FROM THE OFFICE OF MARION O. SANDLER
              President and Chief Executive Officer

              Dear Valued Shareholder,

                  The past year was a good one for both the stock and
              bond markets. The stock market continued its record climb, and the Dow Jones Industrial Average had an unprecedented third straight year of gains in excess of 20%. For bonds, fears that an overheated economy would lead to inflation caused prices to fall during the first quarter. However, despite strong economic growth, inflation remained tame, and bond prices rose from that point forward. The rate on 30-year Treasury bonds fell below 6% in December and ended the year at nearly the lowest level in three decades.

                                  1995 through 1997:
              Three Straight Years Of Strong Gains For Atlas Stock Funds

                  I am very pleased to report that all Atlas stock funds
              registered total returns(1) of over 20% in 1997. This was the third year in a row of double-digit gains for all our stock funds. The newest member of our fund family, Atlas Emerging Growth Fund, turned in a total return of 30.00% in the eight months since its inception on April 30, 1997. The Strategic Growth Fund and Growth and Income Fund posted gains of 26.89% and 26.32%, respectively. And despite a challenging year for international markets, our Global Growth Fund rewarded shareholders with a return of 24.35%. Even our most conservative stock fund, the Balanced Fund, recorded an impressive 22.72% increase.

                  Many investment professionals were surprised by the
              strength of the stock market in 1997, and expect some fluctuations in 1998. As always, we counsel investors to ignore short-term market conditions and adhere to their long-term investment goals, because over time stocks and bonds have historically delivered very rewarding returns.

                               A Banner Year For Bonds

                  Atlas bond fund investors also enjoyed a good year in
              1997. Our taxable funds, Strategic Income and U.S. Government and Mortgage Securities produced total returns of 9.57% and 8.25% respectively. Our tax-free funds, the National and California Municipal Bond Funds returned 8.56% and 7.97%.

                 Three Exciting New Investment
                        Choices In 1997

                  In our continuing effort to
              provide you with a wide-range of
              investment choices, we introduced
              two types of annuities -- one fixed
              and the other variable -- and a new
              stock fund that specializes in
              emerging growth companies.

[GRAPHIC ... We Want You To Know ...
Atlas Funds are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.]

           We began 1997 by introducing Atlas Tax-Deferred Annuities to provide our customers with tax-deferred earnings at very competitive, fixed rates of interest. These annuities offer stability of principal, a 1% bonus rate for the first year on each purchase, and an insurance company money back guarantee.

           In the Fall, we brought out Atlas Portfolio Builder, a variable annuity, designed for individuals who want to tap into the potential benefits of investing in the stock and bond markets -- tax-deferred! The Portfolio Builder also offers guaranteed protection for your beneficiaries against loss of principal, generous access to your money without surrender charges, and a wide variety of investments managed by Atlas and several well-known money managers, such as Dreyfus, Janus, and
       T. Rowe Price.

           Your Atlas Representative will be happy to tell you more about how Atlas Annuities can work for you. Call
       1-800-933-ATLAS (1-800-933-2852) for more information or to arrange an appointment at a World branch near you.

           We continued to add to our fund family in 1997. The Atlas Emerging Growth Fund opened on April 30, offering investors an opportunity to invest in innovative and rapidly growing small companies. Over the past 20 years, stocks in these emerging companies have outperformed large company stocks and have provided superior returns for investors who are willing to assume some additional risk and short-term volatility.

                    Goodbye Sales Charge, Hello No Load!

           The assets in our mutual fund family reached $1 billion in 1997. To celebrate this milestone, from January through April 30, 1998, we are offering investors the opportunity to purchase Atlas Funds without paying any sales charges. The long-term returns on Atlas Funds have been very rewarding for shareholders, and now our No Load offer makes Atlas an even more attractive investment. Whatever your financial objectives, we urge you to take advantage of this special, limited-time opportunity today. Just call 1-800-933-ATLAS (1-800-933-2852) for more information or to make an appointment with your Atlas Representative at a nearby World branch.

             The Investments You Want From The People You Trust

           As a sister company of World Savings and a member of the $40 billion-strong Golden West Financial Corporation, Atlas is dedicated to providing the superior products, personal service and professional advice you've come to expect from World. In our constant effort to provide you with the best possible service, we expanded the number of Atlas Representatives that are available to share their financial expertise with you. For your added convenience, we now have more Atlas Representatives available in more branches during more days of the week than ever before.

           If you want more information on our new investment opportunities, our special limited-time No Load offer, or to review your current portfolio and your long-term investment goals, just call 1-800-933-ATLAS (1-800-933-2852) to speak with an Atlas Representative or set up an appointment at your local World branch.

           On behalf of Atlas Funds, I thank you for your trust in Atlas. We look forward to serving your investment needs now and in the future.

       Sincerely,

       /s/ Marion O. Sandler
       (Mrs.) Marion O. Sandler
       President and Chief Executive Officer
       February 10, 1998

       (1) Total returns are for Class A shares and do not reflect sales charges. They include increases or decreases in price, plus income and capital gains distributions, if any.

Atlas Fund Discussions
--------------------------------------------------------------------------------

                  Total returns given in this section are for Class A shares at net asset value.

Emerging Growth Fund:

                  The Atlas Emerging Growth Fund produced a total return(1) of 30.00% for the eight months from its inception on April 30 through the end of the year. This performance approximately matches the Lipper(2) Small Company Growth Fund average return of 30.28% for the same period.

                  The new Atlas Emerging Growth Fund invests primarily in small companies with innovative products and services. The stocks of these companies often have greater appreciation potential than their larger counterparts and, over time, have rewarded investors with impressive performance. During the past year, small company stocks experienced a strong rally from April to October, but the turmoil in Asian markets in the Fall created a renewed preference for the stability and liquidity of larger companies.

                  Throughout 1997, the Fund's manager invested in companies believed to have the potential to sustain earnings growth -- such as software producers, and consulting and services companies which are less sensitive to swings in the economy, changes in inventory, and exposure to the Far East -- and avoided companies that are more cyclical in nature -- such as the makers of semi-conductors, equipment manufacturers, and personal computer and component suppliers.

                  Going forward into 1998, the Fund will maintain its broad diversification across growing industries. Stock selection will continue to focus on fundamental developments at the companies themselves, rather than on certain sectors or industries.

                (1) Total returns include increases or decreases in
                    price, plus income and capital gain distributions, if any.

                (2) Lipper Analytical Services, Inc. is a leading
                    resource for performance data for the mutual fund industry.

Global Growth Fund:

                  Stock markets around the world were volatile in 1997, and the fourth quarter was particularly turbulent due to the financial crisis in Asia. The news from the Far East impacted other emerging markets, such as Latin America, as well as companies in the U.S. and Europe whose earnings may be exposed to weak Asian economies. Despite these many difficulties, the Atlas Global Growth Fund recorded a total return for the year of 24.35%, exceeding the Lipper Global Fund average return of 13.04% by a wide margin. In fact, the Fund's outstanding performance ranked it in the top 3% of all global funds tracked by Lipper.(3)

                  The Atlas Global Growth Fund is designed to look for growth opportunities around the world and has the flexibility to invest in developed countries, as well as emerging markets. The Fund's manager looks for companies that are expected to benefit from one or more key global themes, such as telecommunications expansion, emerging consumer markets, corporate restructuring, and capital market development.

Atlas Fund Discussions
--------------------------------------------------------------------------------

Global Growth Fund: (continued)
                  Throughout the past year, the Fund maintained very limited exposure to Japan and other troubled Asian markets. The manager favored Europe, where economies were healthy, and interesting opportunities in the Fund's global investment trends were identified. The Fund also participated in the U.S. stock market, and the robust American economy helped boost 1997 performance numbers to excellent levels. In the fourth quarter, the manager pursued a defensive strategy as the Asian situation worsened, and took profits in stocks of European companies vulnerable to Asia or that had excessively high prices compared to earnings.

                  For 1998, uncertainty in international markets is likely to remain high, volatility is expected to increase, and some deflation is possible, due to competition from Asian countries with sharply devalued currencies. The Fund will continue to avoid Asia in the near term, as well as those industries in the U.S. and Europe that may be impacted by the Asian crisis. At the present time, the Fund's manager is finding attractive opportunities in Europe, and believes that when the volatility caused by the problems in Asia subsides, Latin America could be a very rewarding long-term investment.

                (3) Lipper Analytical Services, Inc. ranked the Fund 5
                    out of 188 Global Funds for total return for the year ended 12/31/97.

Strategic Growth Fund:

                  The Atlas Strategic Growth Fund produced a total return for the year of 26.89%, outperforming the Lipper average return for Growth Funds of 25.30%. The Fund's return also exceeded the 22% increase in the Dow Jones Industrial Average.

                  The Atlas Strategic Growth Fund focuses on mid- to large-capitalization companies that are believed to have above average growth potential and average to below average prices. With the market at generally high levels, the manager found it difficult to locate stocks that were well-priced relative to their earnings potential. Consequently, the Fund held above average cash reserves, near 20%, throughout the year. During 1997, the Fund benefitted significantly from its heavy positions in financial stocks and consumer cyclicals. However, its holdings in technology and basic materials were negatively impacted in the fourth quarter by the upheaval in Asia. The manager continues to like technology and basic materials for the longer-term and used the price correction as an opportunity to do some selective buying.

                  The Fund's manager anticipates that market volatility will continue in 1998, and is cautious about growth in earnings, which is not expected to continue at the double-digit levels seen in recent years. Growth in sales is expected to slow as the economy enters its eighth year of business expansion. The Fund remains defensively positioned with 20% in cash reserves, and the manager believes there will be opportunities throughout 1998 to add to holdings at more attractive price levels.

--------------------------------------------------------------------------------

Growth and Income Fund:

                  The Atlas Growth and Income Fund posted a total return of 26.32% for the year, which was slightly less than the Lipper average for Growth and Income Funds of 27.14% and outperformed the 22% increase in the Dow Jones Industrial Average by a sizable margin.

                  The Fund's performance was aided by its investments in financial stocks, consumer cyclicals, and technology companies. The portfolio included above average holdings in interest-sensitive issues, such as banks, consumer finance companies, and insurance companies, which were strong performers. Retail and specialty retail positions also contributed to returns. Technology holdings, both hardware and software, performed well overall, despite the price fluctuations in that sector over the course of the year. During the first half of the year, that portion of the portfolio invested in small and mid-sized companies was negatively impacted by rising short-term interest rates and falling price-earnings ratios. During the second half, the managers gradually shifted the focus to larger capitalization companies and increasing the yield component of the portfolio to approximate the yield on the Standard and Poor's 500 Index. These changes led to substantially improved Fund performance during the latter half of 1997.

                  Although optimistic about 1998, the managers anticipate a transition to a slower growth environment. Throughout 1997, the Fund was positioned for this change by emphasizing companies believed to have the potential to sustain earnings growth in a weaker economy.

Balanced Fund:

                  The Atlas Balanced Fund recorded a total return of 22.72% for the year, significantly outperforming the Lipper average return of 19.00% for Balanced Funds and ranking in the top 16% of its peer group.(4)

                  The Atlas Balanced Fund provides investors with a combination of current income and capital appreciation by investing in a diversified portfolio of dividend-paying stocks, government and corporate bonds, and convertible securities. The Fund's manager adjusts the ratio of stocks and bonds from time to time, in order to take advantage of rising markets and to conserve capital in adverse markets. During the past year, stocks and long-term zero coupon Treasury bonds were largely responsible for the Fund's very strong performance. Bank stocks, comprising approximately one-third of the equity portfolio, outperformed the market averages by a substantial margin. Insurance and drug companies were also major contributors to gains, as were utilities during the latter half of the year.

                  The manager expects the Atlas Balanced Fund to continue to perform well compared to the market in 1998. Entering the year, the Fund was conservatively positioned, with 40% of its holdings in common stocks and the rest in bonds and cash. The manager anticipates that interest rates will decline moderately during the year, and plans to maintain the

Atlas Fund Discussions
--------------------------------------------------------------------------------

Balanced Fund: (continued)
                  portion of the portfolio that is invested in long-term Treasury bonds to take advantage of yields, as well as some expected price appreciation.

                (4) Lipper Analytical Services, Inc. ranked the Fund 55
                    out of 350 Balanced Funds for total return for the year ended 12/31/97.

Strategic Income Fund:

                  The Atlas Strategic Income Fund produced a total return of 9.57% for the year, outperforming the Lipper average return of 8.77% for the Multi-Sector Income Fund category. In addition, the Fund ranked in the top 15% of its peer group for yield in every single month during 1997.(5)

                  The Fund is designed to help investors pursue high income with less price fluctuation than is typically associated with high yield investments. The Fund's strategy of diversification across three fixed income sectors -- U.S. Government, foreign and high yield bonds -- served investors well during the volatile markets of 1997. The manager began the year with below average positions in emerging markets and high yield issues, and shortened maturities in U.S. Government securities in anticipation of an interest rate increase. In late March, the Federal Reserve raised short-term rates from 5.25% to 5.50% in what would be the only upward move for the year. After the rate increase, expecting moderate inflation and the healthy economy to continue, the manager increased Treasury bond maturities, as well as portfolio holdings in the high yield sector. The Fund's investments in emerging markets remained modest, and it had almost no exposure in Asia during the fourth quarter crisis.

                  Looking forward to 1998, the Fund's manager believes some interesting opportunities may exist in selected emerging markets, where prices have been strongly beaten down. Since inflation is likely to remain low, slightly longer than average maturities will be maintained in U.S. Treasuries. The manager expects the high yield market to remain strong, yet holds some hedges against the impact that a stock market sell-off could have on this sector. High yield issues from companies in fast growing industries, like telecommunications and financial services, are particularly favored.

                (5) Lipper Analytical Services, Inc. ranked the Fund 27
                    out of 81 Multi-Sector Income Funds for total return for the year ended 12/31/97.

U.S. Government and Mortgage Securities Fund:

                  The Atlas U.S. Government and Mortgage Securities Fund experienced a total return of 8.25% for the year. The Fund continued to produce outstanding yields, ranking in the top 10% of its peers in every single month during 1997, and ending the year with a yield of 6.45%. In addition, the Fund has ranked in the top 15% of its peer group for yield in every month for the past five years.(6)

                  The year began with expectations that the Federal Reserve would raise interest rates, since the economy had grown at a rapid 4.3% rate during the fourth quarter of 1996, and the

--------------------------------------------------------------------------------
                  early months of 1997 were continuing at the same pace.
                  The 30-year Treasury bond yield, which began the year at 6.70%, peaked at 7.17% in mid-April, after the rate increase in late March. The growth rate of the U.S.
                  economy, which was 4.9% during the first quarter, continued to exceed 3% during the second and third quarters. Interest rates, however, were held in check by low inflation (1.8% for the year) and by a shrinking Federal deficit. In the fourth quarter, the crisis in Asian markets, a flight to quality, and a strengthening dollar caused a further rally in bond prices, and yields fell to a low of 5.87% in late December.

                  Traditionally, mortgage rates fall along with Treasury yields, and there is a marked increase in prepayments as lower rates encourage homeowners to refinance. In order to minimize prepayment risk, the manager took profits in the Fall in some of the securities most likely to prepay, such as those with high coupon rates, and replaced them with slower prepaying issues. This investment strategy resulted in a prepayment rate on securities in the portfolio that is significantly below average and contributed to the Fund's outstanding performance.

                  Anticipating that low rates of inflation, low interest rates, and higher prepayment trends will extend into 1998, the manager will continue to look for opportunities to control prepayments and optimize the Fund's yield for its investors.

                (6) Lipper Analytical Services, Inc. ranked the Fund 129
                    out of 180 for 1997 total return and 42 out of 78 for five years ended 12/31/97 for the General U.S. Government Fund category.

Municipal Funds:

                  The Atlas National Municipal Bond Fund and California Municipal Bond Fund rewarded investors with total returns of 8.56% and 7.97% respectively. After-tax returns were even higher, since approximately half the total return is dividend income, which is generally tax-free. At year-end, the tax-free 30-day yields on the National and California Municipal Bond Funds were 3.70% and 3.74%, translating to maximum taxable equivalent yields of 6.13% and 6.83%.

                  Bond prices were volatile in 1997, and interest rates declined during the second half of the year after the Federal Reserve increased short-term rates in the Spring. Many municipal bond issuers took advantage of the lower rate environment and refinanced older, higher interest debt. Consequently, the supply of new issues in 1997 outpaced what was available the prior year and dampened the relative performance of municipal bonds compared to taxable bonds.

                  The overall credit quality of the Atlas municipal funds remained exceptionally high. As of December 31, 1997, approximately 80% of the National Municipal Bond Fund and 93% of the California Municipal Bond Fund were invested in securities rated AAA or AA, placing them among the highest quality of all comparable municipal debt funds in the

Atlas Fund Discussions
--------------------------------------------------------------------------------

Municipal Funds: (continued)
                  country. Ironically, the focus on high credit quality bonds had a slightly negative impact on the relative performance of the Atlas municipal funds, as many investors reduced their commitment to credit safety in pursuit of the higher yields offered by lower quality municipals.

                  In addition to their high credit quality, the Atlas municipal bond funds are also managed for price stability. Their shorter average portfolio maturity resulted in less price appreciation than longer maturity portfolios, as interest rates declined during the second half of the year. When interest rates rise, however, our municipal funds should enjoy greater price stability than funds with longer maturities.

                  The general outlook for the municipal market in 1998 continues to be favorable, with expectations that the economy will grow at a moderate pace and that inflation will remain low. Both of our municipal funds will continue to focus on high quality issues and controlling price volatility, while maintaining competitive yields.

Money Funds:

                  For 1997, the Atlas U.S. Treasury Money Fund provided a total return of 4.73% by investing solely in top quality U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. Government. Income generated by this Fund is 100% exempt from state and local taxes.

                  The Atlas National Municipal Money Fund produced a total return of 3.09%, which is equal to a maximum taxable equivalent return of 5.26%, and the Atlas California Municipal Money Fund realized a double tax-free total return of 2.97%, or a maximum taxable equivalent return of 5.50%. The Atlas municipal money funds will continue to purchase only the highest quality short-term municipal securities, favoring those that are enhanced by letters of credit, private insurance, or pre-refunding. In keeping with this commitment to quality, the manager will continue to avoid securities backed by letters of credit from Japanese banks, which are still suffering from weak economic performance. The recent failures of financial institutions in Japan underscore the prudence of the Fund's strategy of avoiding these securities.

Atlas Stock and Bond Fund Total Returns      for periods ended December 31, 1997
--------------------------------------------------------------------------------

                                      Class A Shares(1)                                      Class B Shares
                           ----------------------------------------       ----------------------------------------------------
                          12 Months    5 Years    Inception To Date          12 Months                  Inception To Date
                          ---------    ------     -----------------      ------------------       -----------------------------
                             at          at         at                  without       with      without       with
                             net         net       net                  deferred    deferred    deferred    deferred
                            asset       asset     asset                  sales       sales       sales       sales
                            value       value     value    inception     charge     charge(2)    charge     charge(2)   inception
                              %           %         %        date          %           %           %           %          date
---------------------------------------------------------------------------------------------------------------------------------
Stock Funds:
Emerging Growth(3)         N.A.          N.A.      30.00      4/97         N.A.        N.A.       29.30       26.30        4/97
--------------
Global Growth              24.35         N.A.      21.20      4/96        23.64       20.64       20.42       18.83        4/96
-----------------
Strategic Growth           26.89         N.A.      18.53     10/93        26.23       23.23       22.25       21.90        7/94
---------------
Growth and Income          26.32        17.09      17.38     12/90        25.82       22.82       23.48       23.14        7/94
------------
Balanced                   22.72         N.A.      14.16     10/93        22.05       19.05       17.78       17.40        7/94
-----------------------

Bond Funds:
Strategic Income            9.57         N.A.      11.52      5/96         8.77        5.77       10.62        8.87        5/96
----------------
U.S. Government
and Mortgage
Securities                  8.25         6.31       8.18      1/90         7.72        4.72        7.78        7.30        7/94
----------------------
California
Municipal Bond              7.97         6.59       7.88      1/90         7.53        4.53        6.52        6.03        7/94
----------------
National
Municipal Bond              8.56         6.71       8.08      1/90         8.11        5.11        6.83        6.35        7/94
----------------

1 Assumes that Class A Shares are purchased at net asset value. Prior to January
  1, 1998, the maximum sales charge was 3%. Sales charges may be reinstated in the future, and if paid, the average annual total returns would be lower.
2 Assumes complete redemption at the end of the given period and imposition of the maximum Contingent Deferred Sales Charge.
3 Total return is aggregate since inception.

Comparing Atlas Fund Performance to the Market
--------------------------------------------------------------------------------

The following charts compare the growth of a hypothetical $10,000 investment in each of the Atlas Stock and Bond Funds as compared to a representative total return index for the market(s) in which each fund invests. Index performance does not include sales charges or management expenses, and the mix, quality and maturity of securities in an index may vary widely from those in our Funds' portfolios. All returns reflect the reinvestment of dividends and capital gains, if applicable. Atlas Fund returns are for Class A shares only, and are stated at net asset value. Returns for Class B shares will differ. As always, past performance is no guarantee of future results.

Emerging Growth Fund                                    Global Growth Fund
--------------------------------------------------------------------------
[Line Graph]                                            [Line Graph]

Strategic Growth Fund                                   Growth and Income Fund
------------------------------------------------------------------------------
[Line Graph]                                            [Line Graph]

Comparing Atlas Fund Performance to the Market
--------------------------------------------------------------------------------


Balanced Fund                                           Strategic Income Fund

                                                        [Line Graph]
[Line Graph]

U.S. Government and Mortgage Securities Fund            California Municipal Bond Fund

[Line Graph]                                            [Line Graph]


National Municipal Bond Fund

[Line Graph]

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas U.S. Treasury Money Fund
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
UNITED STATES TREASURY BILLS - 7.09%
  5.25% due 01/22/98.................  $  4,282,000     $  4,268,899
                                                          ----------
  Total United States Treasury Bills (cost:
    $4,268,899)                                            4,268,899
                                                          ----------
UNITED STATES TREASURY NOTES - 93.61%
  5% - 5.63% due
    01/31/98 - 04/30/98..............    15,739,000       16,036,268
  6.13% due 03/31/98.................     4,300,000        4,372,531
  7.25% - 7.88% due
    02/15/98 - 04/15/98..............    29,305,000       30,070,228
  8.13% due 02/15/98.................     5,680,000        5,872,171
                                                          ----------
  Total United States Treasury Notes (cost:
    $56,351,198)                                          56,351,198
                                                          ----------
TOTAL SECURITIES (COST: $60,620,097) - 100.70%            60,620,097
OTHER ASSETS AND LIABILITIES, NET - (.70)%                  (422,729)
                                                          ----------
NET ASSETS - 100.00%                                    $ 60,197,368
                                                          ==========


Atlas California Municipal Money Fund
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
TAX-EXEMPT COMMERCIAL PAPER - 7.82%
  Contra Costa, Water Authority,
   3.65% due 01/27/98................  $    500,000     $    500,000
  Los Angeles, Metro Transportation
   Authority, 3.70% due 02/09/98.....     1,000,000        1,000,000
  Los Angeles, Wastewater System,
   3.75% due 01/12/98................     1,000,000        1,000,000
  Sacramento, Municipal Utility
   District, Series I, 3.65% due
   02/10/98..........................     1,000,000        1,000,000
                                                          ----------
  Total Tax-Exempt Commercial Paper (cost:
    $3,500,000)                                            3,500,000
                                                          ----------
FIXED RATE BONDS AND NOTES - 28.36%
  California State, General
   Obligation, 4% due 09/01/98.......       100,000          100,094
  California State, General
   Obligation Unlimited, MIGI, 11%
   due 03/01/98......................       500,000          505,554
  Conejo Valley, Unified School
   District, Tax and Revenue
   Anticipation Notes, 4.25% due
   07/02/98..........................     1,000,000        1,002,154
  Contra Costa, Transportation
   Authority, Sales Tax Revenue,
   Series A, FGIC Insured, 5% due
   03/01/98..........................       800,000          801,637
  Contra Costa Water District
   Revenue, Series B, 7.625% due
   10/01/98..........................     1,000,000        1,047,814
  Glendale Redevelopment Agency, Tax
   Allocation Revenue, AMBAC Insured,
   7.10% due 12/01/98................     1,385,000        1,453,028
  Lemoore, Unified High School
   District, AMBAC Insured, 4% due
   01/01/98..........................       110,000          110,000
  Los Angeles, Unified School
   District, Tax and Revenue
   Anticipation Notes, 4.50% due
   07/01/98..........................     1,000,000        1,003,342
  Oxnard, School District Refunding,
   MBIA Insured, 4% due 02/01/98.....       105,000          105,008

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Riverside County, Transportation
   Commission Sales Tax Revenue,
   Series A, AMBAC Insured, 4.625%
   due 06/01/98......................  $    400,000     $    401,487
  San Diego County, Regional
   Transportation Commission Sales
   Tax Revenue, Second Senior Sales
   Tax, Series A, FGIC Insured, 5%
   due 04/01/98......................       300,000          300,841
  San Diego County, Tax and Revenue
   Anticipation Notes,
   4.50% due 09/30/98................     1,000,000        1,005,136
  San Juan, Unified School District,
   COP, 4% due 06/01/98..............       525,000          525,311
  San Mateo County, Transportation
   Authority, Series A, 4% due
   06/01/98..........................     1,000,000        1,001,186
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding, Chevron USA,
   Inc. Project, 4% due 05/15/98.....       300,000          300,160
  State Public Works Board, High
   Technology Facilities, Lease
   Revenue, University of California,
   Santa Barbara, 8.125% due
   02/01/98..........................     1,000,000        1,023,532
  State Revenue Anticipation Notes,
   4.50% due 06/30/98................     2,000,000        2,006,306
                                                          ----------
  Total Fixed Rate Bonds and Notes (cost:
    $12,692,590)                                          12,692,590
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 62.08%
  ABAG Finance Authority for
   Nonprofit Corps, University of
   California Project, 4% due
   12/01/01..........................     1,000,000        1,000,000
  Alameda-Contra Costa, School
   Financing Authority,
   3.90% due 07/01/16................     1,000,000        1,000,000
  City of Hermosa Beach Parking
   Authority, 3.40% due 12/01/23.....       100,000          100,000
  Eastern Municipal Water District,
   Water and Sewer Revenue, COP, FGIC
   Insured, 3.85% due 07/01/20.......     1,400,000        1,400,000
  Fairfield, Industrial Development
   Authority, Meyer Cookware
   Industries, Inc. Project, Series
   A, AMT, 3.85% due 05/01/27........       200,000          200,000
  Foothill/Eastern Corridor Agency
   California Toll Road Revenue,
   Series C, 3.35% due 01/02/35......     1,800,000        1,800,000
  Glendale, Revenue Reliance
   Development, Public Parking,
   3.75% due 12/01/14................       500,000          500,000
  Imperial County, COP, Capital
   Projects, 3.85% due 09/01/17......     1,000,000        1,000,000
  Lassen Municipal Utility District,
   Revenue Refunding, Series A, AMT,
   FSA Insured, 4.20% due 05/01/08...     1,000,000        1,000,000
  Los Angeles, Community Development
   Commission, COP, Willowbrook
   Project, 3.70% due 11/01/15.......       300,000          300,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Los Angeles, Community
   Redevelopment Agency, COP, Baldwin
   Hills Public Park, 3.70% due
   12/01/14..........................  $    600,000     $    600,000
  Los Angeles, Multi-Family Housing
   Revenue, Masselin Manor, 3.90% due
   07/01/15..........................       100,000          100,000
  Los Angeles, Regional Airports
   Improvement Corp. Lease Revenue,
   American Airlines, Los Angeles
   International Airport,
   Series A, 5% due 12/01/24.........       100,000          100,000
   Series B, 5% due 12/01/24.........       200,000          200,000
   Series F, 4.30% due 12/01/24......       100,000          100,000
  Los Angeles County, Metro
   Transportation Authority Sales Tax
   Revenue, Series A, 3.85% due
   07/01/20..........................       300,000          300,000
  Los Angeles County, Pension
   Obligation, Series C, AMBAC
   insured, 3.35% due 06/30/07.......       400,000          400,000
  Moorpark, Multi-Family Revenue,
   LeClub Apartments Project,
   Series A, 3.90% due 11/01/15......       300,000          300,000
  Northern California Power Agency
   Public Power Revenue Refunding,
   Geothermal Project 3, Series A,
   AMBAC Insured, 3.35% due
   07/01/05..........................     1,400,000        1,400,000
  Otay, Water District, COP, Capital
   Projects, 3.45% due 09/01/26......       700,000          700,000
  Palm Springs, Community
   Redevelopment Agency, COP,
   Project #2, 3.85% due 12/01/14....       300,000          300,000
   Project #10, 3.85% due 12/01/14...       400,000          400,000
   Project #11, 3.85% due 12/01/14...       300,000          300,000
  Pasadena, COP, Rose Bowl
   Improvement Project,
   3.40% due 12/01/11................       100,000          100,000
  Riverside, Multi-Family Revenue
   Refunding, Sierra Apartments,
   Series A, 3.55% due 06/01/05......       500,000          500,000
  San Bernardino County, Industrial
   Development Revenue, Tower
   Industries, Series IV, AMT, 3.65%
   due 12/01/06......................       790,000          790,000
  San Diego County, Multi-Family
   Housing Revenue, Country Hills,
   Series A, 3.35% due 08/15/23......       280,000          280,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, Series A,
   AMT, 3.80% due 11/01/17...........     1,600,000        1,600,000
  San Leandro, Multi-Family,
   Carlton Plaza Project, Series A,
   4.10% due 10/01/27................     1,000,000        1,000,000
  State Educational Facilities
   Authority Revenue, Foundation for
   Educational Achievement, Series A,
   4.15% due 07/01/26................       800,000          800,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Catholic Healthcare West, Series
   B, MBIA Insured, 3.35% due
   07/01/05..........................       800,000          800,000
   Children's Hospital, MBIA Insured,
   3.85% due 11/01/21................       100,000          100,000

Atlas California Municipal Money Fund      (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
   Enloe Memorial Hospital, Series A,
   3.50% due 01/01/16................  $    200,000     $    200,000
   Multi-Family Housing III, Series
   B, AMT, 3.65% due 05/01/39........     1,600,000        1,600,000
   Pool Program, Series 1990A, 3.50%
   due 09/01/20......................       600,000          600,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding, Pacific Gas &
   Electric Co., Series B, AMT, 3.55%
   due 12/01/16......................     1,000,000        1,000,000
  State Pollution Control Financing
   Authority, Resource Recovery
   Revenue Refunding, AMT, Delano
   Project, 5.15% due 08/01/19.......       100,000          100,000
  Statewide Communities Development,
   Multi-Family, Sunrise of Moraga,
   Series A, AMT, 4.10% due
   07/01/27..........................       500,000          500,000
  Statewide Communities Development
   Corp. Revenue, Industrial
   Development, Encore Video, AMT,
   3.85% due 08/01/07................       300,000          300,000
   Florestone, AMT, 3.85% due
    05/01/09.........................       830,000          830,000
   Karcher Property Project, Series
   C, AMT, 3.85% due 12/01/19........     1,000,000        1,000,000
   Setton Properties Project, AMT,
   3.80% due 10/01/10................       900,000          900,000
   Staub Project, Series A, AMT,
   3.85% due 08/01/02................       580,000          580,000
   Tri-Valley Industrial Development,
   Series F, AMT, 3.85% due
   12/01/10..........................       700,000          700,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $27,780,000)                                          27,780,000
                                                          ----------
TOTAL SECURITIES (COST: $43,972,590) - 98.26%             43,972,590
OTHER ASSETS AND LIABILITIES, NET - 1.74%                    778,135
                                                          ----------
NET ASSETS - 100.00%                                    $ 44,750,725
                                                          ==========


Atlas National Municipal Money Fund
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
TAX-EXEMPT COMMERCIAL PAPER - 4.56%
  West Virginia, Public Energy
   Authority, Energy Revenue,
   Morgantown Association Project,
   AMT, 3.75% due 03/06/98...........  $    300,000     $    300,000
                                                          ----------
  Total Tax-Exempt Commercial Paper (cost:
   $300,000)                                                 300,000
                                                          ----------
FIXED RATE BONDS AND NOTES - 30.65%
  Austin, Texas Independent School
   District Refunding, 6.10% due
   08/01/98..........................       150,000          151,867
  Fargo, North Dakota, Refunding,
   Series B, 3.80% due 06/01/98......       210,000          209,831

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Hawaii State, General Obligation,
   Series BN, 7% due 06/01/99........  $    110,000     $    112,759
  Illinois, Health Facility
   Authority, Servantcor Project,
   Series A, FSA Insured, 5.15% due
   08/15/98..........................       300,000          302,074
  Iowa State, School Cash
   Anticipation Program, Series B,
   FSA Insured, 4.25% due 01/30/98...       125,000          125,039
  New Jersey State, General
   Obligation, 5.10% due 01/01/98....       250,000          250,000
  Olathe, Kansas, Health Facility
   Revenue, Olathe Medical Center
   Project, Series A, AMBAC Insured,
   4.75% due 09/01/98................       135,000          135,745
  Shawnee County, Kansas, Unified
   School District #437,
   Auburn-Washburn, FGIC Insured,
   5.50% due 09/01/98................        90,000           90,913
  Washington State Health Care
   Facilities, Fred Hutchinson Cancer
   Center, Series D, 6.15% due
   01/01/98..........................       235,000          235,000
  Winslow Township, New Jersey, AMBAC
   Insured, 7.80% due 07/01/98.......       100,000          102,682
  Wyoming State General Fund, Tax and
   Revenue Anticipation Notes, 4.50%
   due 06/26/98......................       300,000          300,706
                                                          ----------
  Total Fixed Rate Bonds and Notes (cost:
   $2,016,616)                                             2,016,616
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 63.77%
  Alachua County, Florida, Housing
   Finance Authority, Shands Teaching
   Hospital, MBIA Insured, Series B,
   3.70% due 12/01/26................       200,000          200,000
  Alaska Industrial Development and
   Export Authority, Fairbanks
   Goldmining, AMT, 3.95% due
   05/01/09..........................       100,000          100,000
  Chicago, Illinois, O'Hare
   International Airport, Series B,
   AMT, 3.95% due 01/01/18...........       200,000          200,000
  Clark County, Nevada, Airport
   Improvements, Series A, AMT, 3.95%
   due 07/01/25......................       100,000          100,000
  Dubuque, Iowa, Industrial
   Development Revenue, Swiss Valley
   Farms Co. Project, AMT, 3.90% due
   12/01/01..........................       100,000          100,000
  Florida, Housing Finance Agency,
   Multi-Family Refunding, Series E,
   3.90% due 04/01/04................       200,000          200,000
  Forsyth, Montana, Pollution Control
   Revenue, Portland General Electric
   Co., Series C, 4.15% due
   06/01/13..........................       300,000          300,000
  Illinois, Housing Finance
   Authority, Sisters Service
   Hospital, Series E, MBIA Insured,
   3.70% due 12/01/14................       300,000          300,000

Atlas National Municipal Money Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Marion County, West Virginia,
   County Commission Solid Waste
   Disposal Facility Revenue,
   Granttown Project, Series A, AMT,
   4.25% due 10/01/17................  $    100,000     $    100,000
  Missouri State, Higher Educational
   and Health Finance Authority,
   Series C, 3.70% due 06/01/22......       100,000          100,000
  Municipal Electric Authority,
   Georgia, Project One, Series E,
   3.85% due 01/01/26................       200,000          200,000
  North Carolina, Educational
   Facility Revenue, Bowman Grey
   School Medical Center, 4.05% due
   09/01/20..........................       300,000          300,000
  Pennsylvania State, Higher
   Education Facility Authority,
   Health Services, Series D, 3.65%
   due 11/15/35......................       200,000          200,000
  Phenix City, Alabama, Industrial
   Development Board, Environmental
   Improvement Revenue, AMT,
   5.10% due 06/01/28................       100,000          100,000
   5.10% due 03/01/31................       400,000          400,000
  Port Portland, Oregon, Special
   Obligation, Horizon Air
   Industries, Inc. Project, AMT,
   5.10% due 06/15/27................       200,000          200,000
  Southampton County, Virginia,
   Industrial Development Authority,
   Hadson Power, Series 90A, AMT,
   5.30% due 04/01/15................       300,000          300,000
  St. Louis, Missouri Industrial
   Development Authority, Service
   Merchandise Corp., Inc. Project,
   3.80% due 09/15/98................       100,000          100,000
  Thornton, Colorado Industrial
   Development Revenue, Service
   Merchandise Corp., Inc. Project,
   3.80% due 12/15/99................       200,000          200,000
  Utah State Board of Regents,
   Student Loan Revenue, Series C,
   AMT, 3.75% due 11/01/13...........       300,000          300,000
  Winston-Salem, North Carolina, COP,
   Risk Acceptance Management Corp.,
   3.85% due 07/01/09................       195,000          195,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $4,195,000)                                            4,195,000
                                                          ----------
TOTAL SECURITIES (COST: $6,511,616) - 98.98%               6,511,616
OTHER ASSETS AND LIABILITIES, NET - 1.02%                     67,058
                                                          ----------
NET ASSETS - 100.00%                                    $  6,578,674
                                                          ==========

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
BONDS - 97.31%
  Anaheim Public Financing Authority,
   Lease Revenue Public Improvements
   Project, Series A, FSA Insured, 5%
   due 03/01/37......................  $  4,000,000     $  3,860,000
  Benicia Unified School District,
   Series A, AMBAC Insured, 6.85% due
   08/01/16..........................     1,000,000        1,111,580
  Brea, Public Finance Authority
   Revenue Tax Allocation,
   Redevelopment Project AB,
   Pre-Refunded, Series A, MBIA
   Insured, 6.75% due 08/01/22.......     1,590,000        1,762,149
   Un-Refunded, Series A, MBIA
   Insured, 6.75% due 08/01/22.......       660,000          723,775
  Burbank, Glendale, Pasadena Airport
   Authority, Airport Revenue
   Refunding, AMBAC Insured, 6.40%
   due 06/01/10......................     2,000,000        2,156,400
  Calleguas Municipal Water District,
   COP, System Improvement Project,
   AMBAC Insured, 6.25% due
   07/01/11..........................     1,680,000        1,831,570
  Central Coast Water Authority,
   Revenue Refunding, State Water
   Project, Regional Facilities,
   Series A, AMBAC Insured, 5% due
   10/01/22..........................     3,250,000        3,181,978
  Contra Costa, Transportation
   Authority Sales Tax Revenue,
   Series A, FGIC Insured, 6% due
   03/01/08..........................       500,000          566,160
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08..........................     3,600,000        3,966,228
  Cotati-Rohnert Park Unified School
   District, Series A, FGIC Insured,
   6% due 08/01/14...................       845,000          888,661
   6% due 08/01/15...................       905,000          951,761
  Cupertino Unified School District,
   Series A, FGIC Insured, 6.75% due
   08/01/05..........................       500,000          583,040
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured,
   6.50% due 12/01/06................       600,000          700,368
   6.50% due 12/01/24................     1,500,000        1,837,485
  Fresno Water System Revenue, Water
   Remediation Project, Series A,
   FGIC Insured,
   7.50% due 06/01/04................       500,000          592,315
   7.50% due 06/01/05................       715,000          852,487
  Kern High School District
   Refunding, MBIA Insured, Series
   1990-C, 6.25% due 08/01/12........     1,200,000        1,393,860
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25..........................     2,000,000        1,988,360
  Long Beach Water Revenue, MBIA
   Insured, 5.50% due 05/01/10.......       500,000          544,425
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18.......       140,000          180,216


Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Los Angeles, Wastewater System
   Revenue Refunding,
   Series A, MBIA Insured, 5.875% due
   06/01/24..........................  $  2,250,000     $  2,391,750
   Series B, AMBAC Insured, 5.90% due
   06/01/03..........................       450,000          488,448
   Series B, AMBAC Insured, 6.25% due
   06/01/12..........................     2,500,000        2,721,800
  Los Angeles Convention and
   Exhibition Center Authority
   Refunding, COP Refunding, AMBAC
   Insured, 7% due 08/15/08..........       500,000          546,930
  Los Angeles County, Metropolitan
   Transportation Authority Sales Tax
   Revenue, Proposition C, AMBAC
   Insured, Second Series A, 5.90%
   due 07/01/06......................       500,000          559,480
  Los Angeles County, Public Works
   Financing Authority, Lease Revenue
   Refunding, AMBAC Insured, 6% due
   12/01/07..........................       750,000          848,145
   Series B, MBIA Insured, 5.25% due
   09/01/15..........................     1,000,000        1,017,340
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C, Second Series A,
   MBIA Insured, 6.25% due
   07/01/13..........................     8,980,000        9,787,661
   Series B, AMBAC Insured, 6.50% due
   07/01/13..........................     1,750,000        1,902,233
  Los Angeles Department of Water and
   Power, Electric Plant Revenue,
   7.10% due 01/15/31................       500,000          550,670
   7.125% due 05/15/30...............     1,875,000        2,037,694
  MSR Public Power Agency, San Juan
   Project Revenue, Series E, MBIA
   Insured, 6.75% due 07/01/11.......     3,000,000        3,285,090
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16...................     2,690,000        1,031,776
  Marin Municipal Water District
   Water Revenue, MBIA Insured, 5.65%
   due 07/01/23......................     2,000,000        2,067,840
  Maritime Infrastructure Authority,
   Airport Revenue, San Diego
   University, Port District Airport,
   AMT,
   AMBAC Insured, 5% due 11/01/20....     9,500,000        9,197,805
  Metropolitan Water District,
   Southern California Waterworks
   Revenue,
   5.50% due 07/01/19................     2,500,000        2,525,825
   Series C, 5% due 07/01/27.........     2,000,000        1,957,720
  Mountain View Capital Improvements
   Financing Authority Revenue, City
   Hall Community Theater, MBIA
   Insured, 6.25% due 08/01/12.......     1,500,000        1,620,315
  New Haven Unified School District
   Refunding, MBIA Insured, 5.75% due
   08/01/11..........................       925,000          968,290

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   AMBAC Insured, 7.50% due
   07/01/23..........................  $     50,000     $     64,547
   MBIA Insured, 6.25% due
   07/01/12..........................     1,500,000        1,634,910
  Oakland Redevelopment Agency,
   Revenue Refunding, Pension
   Financing, Series A, FGIC Insured,
   7.60% due 08/01/21................     1,250,000        1,300,863
  Orange County, Sanitation
   Districts,
   COP Numbers 1, 2, 3, 5, 6, 7, and
   11, Series B, FGIC Insured, 6% due
   08/01/16..........................     2,000,000        2,166,940
  Oroville Hospital Revenue, Series
   A, 5.40% due 12/01/22.............     1,000,000        1,007,590
  Palo Alto Unified School District,
   Series B, 5.375% due 08/01/18.....     1,250,000        1,268,588
  Pleasanton Unified School District,
   Series F, FGIC Insured,
   6.25% due 08/01/14................       570,000          599,446
   6.25% due 08/01/15................       610,000          641,513
   6.25% due 08/01/16................       650,000          683,579
  Puerto Rico, Public Buildings
   Authority Revenue, Gtd. Government
   Facilities, Series A, AMBAC
   Insured, 6.25% due 07/01/14.......     1,000,000        1,158,990
  Puerto Rico Commonwealth Refunding,
   MBIA Insured, 6.25% due
   07/01/12..........................     1,000,000        1,155,920
  Puerto Rico Ports Authority,
   American Airlines, 6.30% due
   06/01/23..........................     1,800,000        1,922,238
  Redding Joint Powers Financing
   Authority, Electric Systems
   Revenue Refunding, Series A, MBIA
   Insured, 5.25% due 06/01/15.......     2,000,000        2,039,480
  Riverside County, Asset Leasing
   Corp., Leasing Revenue, Series B,
   MBIA Insured, 5.70% due
   06/01/16..........................     2,000,000        2,164,800
  Riverside County Transportation
   Commission, Sales Tax Revenue,
   Series A, FGIC Insured, 6% due
   06/01/09..........................       400,000          454,244
  Riverside Electric Revenue, 6% due
   10/01/15..........................     1,500,000        1,559,415
  Sacramento Municipal Utility
   District, Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................     2,500,000        2,713,475
  San Bernardino County, COP, Medical
   Center Financing Project, MBIA
   Insured, 5% due 08/01/28..........     1,500,000        1,456,485
  San Bernardino County
   Transportation Authority Sales Tax
   Revenue, Series A, FGIC Insured,
   6% due 03/01/10...................     2,500,000        2,760,000
  San Bernardino Health Care System
   Revenue, Sisters of Charity,
   Series A, 7% due 07/01/21.........     3,230,000        3,591,954
  San Diego Public Safety
   Communication Project,
   6.50% due 07/15/09................     1,525,000        1,801,681
  San Francisco City and County,
   Series 95 A & B, FGIC Insured,
   5.50% due 06/15/13................     1,145,000        1,198,723
   Series E, 6.50% due 06/15/11......     2,220,000        2,397,778

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  San Francisco City and County
   Airport Commission, International
   Airport Revenue Refunding, Second
   Series,
   Issue 1, AMBAC Insured, 6.30% due
   05/01/11..........................  $  3,000,000     $  3,268,380
   Issue 1, AMBAC Insured, 6.50% due
   05/01/13..........................     2,000,000        2,194,540
   Issue 12, FGIC Insured, 5.625% due
   05/01/06..........................       500,000          540,860
  San Francisco City and County
   Public Utilities Commission Water
   Revenue Refunding, Series A,
   6% due 11/01/15...................     1,000,000        1,059,980
   6.50% due 11/01/17................     1,000,000        1,105,150
  San Francisco City and County Sewer
   Revenue Refunding, AMBAC Insured,
   6% due 10/01/11...................     2,280,000        2,458,478
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road
   Revenue,
   0% due 01/01/07...................     1,000,000          944,650
   0% due 01/01/09...................     1,000,000          972,000
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20.....     2,500,000        2,430,650
  San Mateo County, Joint Powers
   Authority, Lease Revenue Capital
   Projects, Series A, 5.125% due
   7/15/32...........................     2,145,000        2,105,768
  Santa Barbara, Revenue COP,
   Retirement Services,
   5.75% due 08/01/20................     2,000,000        2,072,080
  Santa Clara Electric Revenue,
   Series A, MBIA Insured, 6.25% due
   07/01/19..........................     3,750,000        4,046,063
  Santa Clara Local Government
   Finance Authority Revenue
   Refunding, BIG Insured, 7.25% due
   02/01/13..........................       250,000          264,085
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement District 3, 3A, 4, and
   4A, Series B, MBIA Insured,
   7.25% due 08/01/07................       500,000          612,400
   7.25% due 08/01/13................     2,000,000        2,538,360
  Santa Monica, Malibu Unified School
   District, Public School Facilities
   Reconstruction Projects A, 6.90%
   due 08/01/11......................       500,000          552,895
  Saugus Unified School District,
   Series A, MBIA Insured,
   5.65% due 09/01/11................     2,035,000        2,164,426
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A, 6.625%
   due 10/01/05......................       600,000          659,994
  Southern California Public Power
   Authority Transmission Project
   Revenue Refunding, Southern
   Transportation System,
   5.75% due 07/01/10................     2,000,000        2,015,080

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10...................  $  1,000,000     $  1,068,500
  State, Refunding,
   AMBAC Insured, 5.25% due
   06/01/21..........................     1,000,000        1,000,750
   Series BH, AMT, 5.60% due
   12/01/32..........................     1,000,000        1,005,020
  State, Various Purpose, 6.125% due
   10/01/11..........................     1,000,000        1,143,040
  State Department of Water Resources
   Central Valley Project Revenue,
   Series J-2, 6.125% due 12/01/13...     2,225,000        2,355,986
   Series J-3, 5.50% due 12/01/23....     3,000,000        3,017,460
   Series O, 5% due 12/01/15.........     2,000,000        1,976,600
  State Educational Facilities
   Authority Revenue Refunding,
   Los Angeles College Chiropractic,
   5.60% due 11/01/17................     1,810,000        1,842,797
   Loyola Marymount University, 5%
   due 10/01/22......................       700,000          685,349
   Pepperdine University, MBIA
   Insured, 6.10% due 03/15/14.......     2,595,000        2,821,128
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18.......     3,255,000        3,408,636
   University of Southern California,
   Series C, 5.125% due 10/01/28.....     1,000,000          985,450
  State Health Facilities Financing
   Authority Revenue Refunding,
   Adventist Health System West,
   Series B, MBIA Insured, 6.40% due
   03/01/02..........................     1,000,000        1,084,550
   Sutter Health Systems, Series A,
   AMBAC-TCRS Insured, 6.70% due
   01/01/13..........................     1,000,000        1,033,730
  State Housing Finance Agency
   Revenue Home Mortgage, AMT, MBIA
   Insured, Series K, 6.15% due
   08/01/16..........................     3,000,000        3,184,380
   Series L, 5.55% due 08/01/05......       300,000          315,705
  State Housing Finance Agency
   Revenue Home Mortgage, Series B,
   AMT, AMBAC Insured, 6.05% due
   08/01/16..........................     2,000,000        2,087,260
   Series H, AMT, 6.15% due
   08/01/16..........................     2,020,000        2,129,141
   Series I, AMT, 5.65% due
   08/01/17..........................     2,400,000        2,457,288
   Series Q, MBIA Insured, 5.85% due
   08/01/16..........................     1,000,000        1,047,100
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, MBIA Insured, Pacific Gas
   & Electric Co., Series B, 5.85%
   due 12/01/23......................     2,000,000        2,089,980
  State Public Works Board, Lease
   Revenue, AMBAC Insured, Department
   of Corrections, Series A, 5.25%
   due 01/01/21......................     2,000,000        2,001,300

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  Various University of California
   Projects, Series C, 5.125% due
   09/01/22..........................  $  1,475,000     $  1,451,562
  State Rural Home Mortgage Finance
   Authority, Single Family Revenue
   Refunding, Series C, AMT,
   7.50% due 08/01/27................     1,065,000        1,224,910
  Statewide Communities Development
   Authority, Lease Revenue, United
   Airlines, 5.70% due 10/01/33......     4,000,000        4,061,240
  Stockton Health Facilities Revenue,
   Dameron Hospital, Series A,
   5.70% due 12/01/14................       200,000          203,364
  Truckee, Donner Public Utility
   District, COP, Water System
   Improvement Project, MBIA Insured,
   6.75% due 11/15/21................     1,000,000        1,114,840
  Turlock Irrigation District Revenue
   Refunding, Series A, MBIA Insured,
   5.90% due 01/01/02................        80,000           85,628
   6% due 01/01/10...................     1,000,000        1,132,950
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14................     4,000,000        4,541,800
  Watsonville Water Revenue
   Refunding, Series A, MBIA Insured,
   6% due 05/15/16...................     1,915,000        2,018,180
  Westside Unified School District
   Refunding, Series C, AMBAC
   Insured,
   6% due 08/01/14...................       300,000          340,461
                                                          ----------
  Total Bonds (cost: $182,782,935)                       197,844,713
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 2.41%
  Los Angeles, Regional Airports
   Improvement Corp. Lease Revenue,
   American Airlines - LAX,
   Series B, 5% due 12/01/24.........       500,000          500,000
   Series C, 5% due 12/01/24.........       200,000          200,000
   Series D, 5% due 12/01/24.........       100,000          100,000
   Series G, 5% due 12/01/24.........       700,000          700,000
  Los Angeles County, Regional
   Airports Improvement Corp.,
   Terminal Facilities Completion
   Revenue, Los Angeles International
   Airport, AMT,
   5.10% due 12/01/25................     1,000,000        1,000,000
  Orange County, Sanitation
   Districts, COP Numbers 1, 2, 3, 5,
   6, 7, and 11,
   5.05% due 08/01/16................       300,000          300,000
  Sacramento County, COP
   Administration Center and Court
   House,
   3.80% due 06/01/20................     1,700,000        1,700,000

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund        (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                        ----------       ----------
  State Pollution Control Revenue,
   AMT, Delano 3 Project, Series 91,
   5.15% due 08/01/19................  $    200,000     $    200,000
   Malaga, Series A, 5.15% due
   04/01/17..........................       100,000          100,000
   Rocklin, Series A, 5.15% due
   06/01/17..........................       100,000          100,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $4,900,000)                                            4,900,000
                                                          ----------
TOTAL SECURITIES (COST: $187,682,935) - 99.72%           202,744,713
OTHER ASSETS AND LIABILITIES, NET - 0.28%                    571,676
                                                          ----------
NET ASSETS - 100.00%                                    $203,316,389
                                                          ==========

Atlas National Municipal Bond Fund
--------------------------------------------------------------
                                                          value
                                       face amount       (note 1)
                                        ----------      ----------
BONDS - 96.53%
  Adams County, Colorado, School
   District 12, Thornton, Series A,
   MBIA Insured, 6.75% due
   12/15/07..........................  $  1,065,000     $  1,245,475
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT,
   MBIA Insured, 6.10% due
   10/01/13..........................     1,000,000        1,100,580
  Anchorage, Alaska, Electric Utility
   Revenue Refunding, Senior Lien,
   MBIA Insured, 8% due 12/01/10.....       985,000        1,306,090
  California State Public Works
   Board, Lease Revenue, Department
   of Corrections, California State
   Prison, Series B, MBIA Insured,
   5.375% due 12/01/19...............     1,150,000        1,158,417
  Central Coast Water Authority,
   California Revenue Refunding State
   Water Project, Regional
   Facilities, Series A, AMBAC
   Insured, 5% due 10/01/22..........     1,000,000          979,070
  Chicago, Illinois, Metropolitan
   Water Reclamation District,
   Greater Chicago Capital
   Improvement,
   7.25% due 12/01/12................     1,500,000        1,890,045
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B,
   6.50% due 11/15/13................     2,500,000        2,855,150
  Chicago, Illinois, Public Building
   Commission Mortgage Revenue, Board
   of Education, Series A, MBIA
   Insured,
   7.125% due 01/01/15...............       125,000          135,530
  Cleveland, Ohio, Waterworks Revenue
   First Mortgage Refunding, Series
   F-92B,
   AMBAC Insured, 6.25% due
   01/01/16..........................     1,000,000        1,083,980
  Colorado, Housing Finance
   Authority, Single Family Program,
   Senior Series A-1, AMT, 7.40% due
   11/01/27..........................     1,000,000        1,130,100


Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                       value
                                       face amount    (note 1)
                                       -----------   ----------


  Colorado, Public Highway Authority,
   E-470, Capital Appreciation,
   Series B, MBIA Insured, 0% due
   09/01/21..........................  $  2,000,000     $    587,060
  Colorado Springs, Colorado,
   Utilities Revenue Refunding,
   Series A,
   6.50% due 11/15/15................     2,000,000        2,181,700
  Cook County, Illinois, MBIA
   Insured, 7.25% due 11/01/07.......       620,000          756,716
   Series C, FGIC Insured,
   6% due 11/15/08...................       500,000          566,800
  Dallas, Fort Worth, Texas, Regional
   Airport Revenue, Joint Dallas-Fort
   Worth, AMT, MBIA Insured,
   5.50% due 11/01/23................     1,500,000        1,533,030
  Georgia, Municipal Electric
   Authority Power Revenue, Series O,
   8.125% due 01/01/17...............        50,000           51,165
  Harris County, Texas Toll Road,
   Senior Lien, FGIC Insured,
   5.375% due 08/15/20...............     1,000,000        1,007,830
  Hudsonville, Michigan, Public
   Schools, FGIC Insured, 5.15% due
   05/01/27..........................     1,000,000          986,520
  Illinois Development Finance
   Authority, Pollution Control
   Revenue, Public Service Co.,
   Series C-2,
   5.70% due 08/15/26................     1,000,000        1,021,290
  Illinois Health Facilities
   Authority Revenue Refunding,
   Sherman Hospital Project, MBIA
   Insured,
   6.75% due 08/01/11................     1,000,000        1,103,320
  Indiana State Office Building
   Commission, Capital Complex
   Revenue, Senate Avenue Parking,
   Series A, MBIA Insured,
   7.25% due 07/01/12................        50,000           54,711
  Indianapolis, Indiana, Airport
   Authority Revenue, Special
   Facilities, Federal Express Corp.,
   AMT,
   7.10% due 01/15/17................       500,000          559,965
  Jacksonville, Florida, Electric
   Authority Revenue Refunding, Saint
   John's River Project, Issue 2,
   Series 5,
   6.50% due 10/01/14................       500,000          528,495
  Jefferson County, Colorado, School
   District, #R-001, 6.50% due
   12/15/10..........................       400,000          472,688
  Jones County, Mississippi Hospital
   Revenue, South Central Regional
   Medical Center, 5.50% due
   12/01/17..........................     1,000,000          993,610
  Kansas City, Kansas, Utility System
   Revenue Refunding and Improvement,
   FGIC Insured, 6.375% due
   09/01/23..........................     1,500,000        1,676,175
  Kern, California High School
   District, Series 1990-C Election,
   MBIA Insured, 6.25% due
   08/01/10..........................       545,000          633,682
  Lakota, Ohio, Local School
   District, AMBAC Insured, 7% due
   12/01/09..........................     1,740,000        2,132,335

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                          value
                                       face amount       (note 1)
                                       -----------      ----------


  Lanse Creuse, Michigan, Public
   Schools, AMBAC Insured, 5% due
   05/01/04..........................  $    250,000     $    260,625
  Maine State Housing Authority
   Mortgage Purchase, Series A-1,
   AMT, AMBAC Insured, 6.40% due
   11/15/14..........................     1,400,000        1,489,362
  Maricopa County, Arizona, Unified
   School District 69, Paradise
   Valley Refunding, MBIA Insured,
   6.35% due 07/01/10................       600,000          700,848
  Massachusetts, State Construction
   Loan, Series A, FGIC Insured,
   6.90% due 03/01/04................        30,000           30,754
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22..........................       500,000          551,450
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue, McCormick Place
   Expansion Project, Series A, 7.25%
   due 06/15/05......................       250,000          293,580
  Metropolitan Transportation
   Authority, New York,
   Transportation Facilities Revenue,
   Series 8, Service Contract, 5.375%
   due 07/01/21......................     1,000,000          992,750
  Michigan State University Revenue,
   Series A, 6.125% due 08/15/08.....       500,000          539,780
  Mississippi Higher Education
   Assistance Corp. Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07..........................       860,000          909,097
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   6.60% due 04/01/14................       995,000        1,057,327
  New York City, New York, Industrial
   Development Authority, Special
   Facilities, United Airlines, Inc.,
   5.65% due 10/01/32................     1,000,000        1,010,260
  New York City, New York, Municipal
   Water Finance Authority, Water &
   Sewer System Revenue, Series B,
   FGIC Insured, 7.625% due
   06/15/17..........................       125,000          129,060
  New York City, New York, Series F,
   6% due 08/01/11...................       500,000          535,085
  New York City, New York, Series I,
   5.875% due 03/15/14...............       500,000          523,195
  New York City, New York, Series L,
   5.75% due 08/01/12................       500,000          523,580
  New York State Dormitory Authority
   Revenue, Pooled Capital Program,
   FGIC Insured, 7.80% due
   12/01/05..........................       150,000          157,346
  New York State Highway Authority,
   Service Contract Revenue, Local
   Highway and Building, 5% due
   04/01/17..........................     1,000,000          967,510
  New York State Urban Development
   Corp. Revenue, Correctional
   Facilities, Series A, 5.50% due
   01/01/16..........................     1,000,000        1,010,960

Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                           value
                                         face amount      (note 1)
                                         -----------     ----------
  North Reading, Massachusetts,
   Refunding, MBIA Insured, 6.30% due
   06/15/01..........................  $    500,000     $    537,130
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   MBIA Insured, 6.25% due
   07/01/12..........................       750,000          817,455
  Pennsylvania, State Industrial
   Development Authority Revenue,
   Economic Development, AMBAC
   Insured, 7% due 07/01/06..........       500,000          592,140
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09..........................       425,000          512,010
  Red River Authority, Texas,
   Pollution Control Revenue, Hoechst
   Celanese Corp. Project, AMT,
   6.875% due 04/01/17...............     1,500,000        1,635,960
  Redford, Michigan, Unified School
   District, AMBAC Insured, 5.125%
   due 05/01/18......................     1,000,000          990,460
  Sacramento, California, Municipal
   Utility District Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................       600,000          651,234
  Shawnee County, Kansas, Unified
   School District 501, FGIC Insured,
   7.30% due 02/01/02................       250,000          280,025
  Springfield, Illinois, General
   Obligation, 6.30% due 12/01/13....       100,000          104,218
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series
   E, FGIC Insured, 6.90% due
   08/01/21..........................       500,000          621,435
  Tacoma, Washington, Electric System
   Revenue, 7.50% due 01/01/12.......       100,000          106,723
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United Technologies
   Corp., Series B, 6.10% due
   08/01/14..........................     1,000,000        1,070,540
  Texas Health Facilities Development
   Corp. Hospital Revenue, Cook-Fort
   Worth Children's Center Refunding,
   FGIC Insured, 6.25% due
   12/01/12..........................     1,000,000        1,087,810
  Tulsa, Oklahoma, Airport
   Transportation Revenue, American
   Airlines, Inc., AMT, 7.375% due
   12/01/20..........................     2,000,000        2,182,500
  University of Maryland, System
   Auxiliary Facility and Tuition
   Revenue, Series A, 6.30% due
   02/01/10..........................       500,000          538,695
  Utah State Board of Regents Student
   Loan Revenue, Series N, AMT, AMBAC
   Insured, 5.90% due 11/01/07.......     1,000,000        1,095,160
  Vallejo, California, Revenue, Water
   Improvement Project, Series B,
   FGIC Insured, 6.50% due
   11/01/14..........................       750,000          851,588

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------       ----------
  Washington State Public Power
   Supply System Refunding Revenue,
   Nuclear Project 1 Revenue
   Pre-Refunded, Series A, 7.50% due
   07/01/15..........................  $    155,000     $    165,886
   Nuclear Project 1 Revenue
   Un-Refunded, Series A, 7.50% due
   07/01/15..........................       105,000          112,374
   Nuclear Project 2 Revenue
   Refunding, Series A, 7.25% due
   07/01/06..........................       500,000          590,730
   Nuclear Project 2 Revenue
   Refunding, Series B, 7% due
   07/01/12..........................       140,000          152,225
   Nuclear Project 3 Revenue
   Refunding, Series B, 7.20% due
   07/01/99..........................       250,000          261,410
  Wayne Charter County, Michigan,
   Airport Revenue Sub. Lien,
   Detroit Metro Airport, Series A,
   MBIA Insured, 6.50% due 12/01/11..       500,000          551,525
  West Virginia School Building
   Authority Revenue, Series A, MBIA
   Insured, 7.25% due 07/01/15.......        50,000           54,711
  Westminster, Colorado, Sales & Use
   Tax Refunding Revenue, Series A,
   FGIC Insured, 6.25% due
   12/01/12..........................     1,000,000        1,091,190
  Wisconsin State Health and
   Educational Facilities Authority
   Revenue, Aurora Medical Group,
   Inc. Project, FSA Insured, 5.75%
   due 11/15/07......................       500,000          548,135
   6% due 11/15/10...................     1,000,000        1,133,760
                                                          ----------
  Total Bonds (cost: $55,271,119)                         59,751,127
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 2.42%
  Allegheny County, Pennsylvania,
   Longwood, Series A,
   5.25% due 07/01/27................       100,000          100,000
  Los Angeles County, Regional
   Airports Improvement Corp., Los
   Angeles International Airport AMT,
   5% due 12/01/25...................       100,000          100,000
  Los Angeles County, Regional
   Airports Improvement Corp.,
   Terminal Facilities Completion
   Revenue, Los Angeles International
   Airport, AMT,
   4.35% due 12/01/25................       100,000          100,000
  Morgan County, Utah, Solid Waste
   Disposal, Holman, Inc. Project,
   AMT,
   3.95% due 08/01/31................       100,000          100,000
  North Central Texas, Health
   Facility Development Corp.,
   Presbyterian Medical Center, 5%
   due 12/01/15......................       400,000          400,000
  Phenix City, Alabama, Industrial
   Development Board Environmental
   Improvement Revenue, AMT,
   5.10% due 06/01/28................       200,000          200,000
  Port Portland, Oregon, Special
   Obligation, Horizon Air
   Industries, Inc. Project, AMT,
   5.10% due 06/15/27................       300,000          300,000

Atlas National Municipal Bond Fund          (continued)
--------------------------------------------------------------
                                                           value
                                        face amount       (note 1)
                                        -----------      ----------

  Southampton County, Virginia,
   Industrial Development Authority,
   Hadson Power, Series 90A, AMT,
   5.30% due 04/01/15................  $    200,000     $    200,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $1,500,000)                                            1,500,000
                                                          ----------
TOTAL SECURITIES (COST: $56,771,119) - 98.95%             61,251,127
OTHER ASSETS AND LIABILITIES, NET - 1.05%                    650,527
                                                          ----------
NET ASSETS - 100.00%                                    $ 61,901,654
                                                          ==========

Atlas U.S. Government and Mortgage Securities Fund
--------------------------------------------------------------
                                                          value
                                       face amount       (note 1)
                                        ----------       ---------
U.S. GOVERNMENT AGENCIES - 99.24%
  Federal Home Loan Mortgage Corp.
   7.00% due 2023-2027...............  $  9,668,732     $  9,777,803
   7.50% due 2023-2024...............    18,431,122       18,932,407
   8.00% due 2024-2026...............    12,929,157       13,399,739
   8.50% due 2017-2026...............     3,826,574        4,011,548
   9.00% due 2017-2024...............     5,630,703        6,039,911
   9.50% due 2016-2021...............     1,210,652        1,301,709
   10.00% due 2015-2020..............       117,070          127,972
   10.50% due 2018-2020..............        91,061          101,649
  Federal National Mortgage Assn.
   5.50% due 2003....................        81,694           79,785
   6.00% due 2001-2021...............     1,514,559        1,503,962
   6.50% due 2023-2026...............     2,394,694        2,394,906
   7.00% due 2025-2027...............    24,928,149       25,137,373
   7.50% due 2026-2027...............    31,845,554       32,596,713
   8.00% due 2024-2026...............    62,741,667       64,995,331
   8.50% due 2017-2027...............     9,971,735       10,422,663
   9.00% due 2021-2025...............     6,702,903        7,151,170
   9.50% due 2020....................        51,670           55,681
  Government National Mortgage Assn.
   7.50% due 2022-2024...............     7,212,000        7,411,440
   8.00% due 2023-2025...............     2,559,909        2,659,754
   8.50% due 2016-2020...............        92,704           98,845
                                                          ----------
  Total U.S. Government Agencies (cost:
    $203,533,113)                                        208,200,361
                                                          ----------
SHORT-TERM INVESTMENTS - 15.48%
  6.43% FNMA Floating Collateralized
   Mortgage Obligation due 1998......       190,864          191,103
  6.53% FNMA Floating Collateralized
   Mortgage Obligation due 1998......       229,656          229,943
  6.20% FHLMC Floating Collateralized
   Mortgage Obligation due 1999......       423,294          424,483
  6.73% FNMA Floating Collateralized
   Mortgage Obligation due 1999......       606,057          608,894
  Repurchase Agreement dated December
   11, 1997 with Chase Securities,
   Inc., effective yield of 5.75%,
   due January 14, 1998 with respect
   to $13,269,052 and $2,155,191
   FNMAs, 7.00%, April 1, 2027 and
   February 1, 2027 with a value of
   $13,335,397 and $2,187,519 (g)....    15,000,000       15,050,313

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas U.S. Government and
Mortgage Securities Fund                       (continued)
--------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------       ----------
  Repurchase Agreement dated December
   31, 1997 with UBS
   Securities LLC, effective yield of
   6.80%, due January 2, 1998 with
   respect to $15,771,766 FNMAs,
   7.01%, September 1, 2026 with a
   value of $16,299,134..............  $ 15,980,000     $ 15,983,018
                                                          ----------
  Total Short-Term Investments (cost: $32,485,914)        32,487,754
                                                          ----------
TOTAL SECURITIES (COST: $236,019,027) - 114.72%          240,688,115
OTHER ASSETS AND LIABILITIES, NET - (14.72)%            (30,886,668)
                                                          ----------
NET ASSETS - 100.00%                                    $209,801,447
                                                          ==========

Atlas Strategic Income Fund
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
MORTGAGE-BACKED OBLIGATIONS - 19.83%
  Commercial - 3.04%
   Asset Securitization Corp.,
   Commercial Sub. Bonds, Series
   1997-D5, Cl. B2, 6.93% due
   02/14/41..........................  $    100,000     $     89,266
   CS First Boston Mortgage
   Securities Corp., Series 1997-C1,
   Cl. F, 7.50% due 06/20/13
   (a)(c)(g).........................        50,000           49,141
   Cl. G, 7.50% due 06/20/14
   (a)(c)(g).........................        50,000           47,281
   Cl. H, 7.50% due 08/20/14
   (a)(c)(g).........................        30,000           23,475
   First Chicago/Lennar Trust,
   Commercial Collateral Strip
   Interest,
   Series 1997-CHL1, Cl. D, 8.12% due
   05/29/08 (a)(c)(g)................       100,000          100,219
   Series 1997-CHL1, Cl. E, 8.11% due
   02/28/11 (a)(c)(g)................       150,000          126,891
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C1,
   Cl. G, 7.414% due 09/30/06........       120,000          112,200
   Cl. X, 1.6287% due 07/15/27.......       975,000           98,109
   GMAC Commercial Mortgage
   Securities, Inc., Series 1997-C2,
   Cl. F, 6.75% due 04/15/29.........       100,000           85,000
   Morgan Stanley Capital I, Inc.,
   Commercial Sub. Bonds,
   Series 1997-HF1, Cl. F, 6.86% due
   02/15/10 (a)(c)(g)................        50,000           47,250
   Series 1997-XL1, Cl. G, 7.695% due
   10/03/30 (a)(c)...................        60,000           58,463
   Series 1997-RR, Cl. F, 7.74% due
   11/01/07 (a)(c)...................       100,000           81,563
   Nykredit AS, 6% Mortgage-Backed
   Security, Series ANN, due 10/01/26
   (DKK).............................       760,000          108,163
   Realkredit Danmark, 6% Mortgage-
   Backed Security due 10/01/26
   (DKK).............................       760,000          107,997
   Salomon Brothers Mortgage
   Securities VII, Series 1996-C1,
   Cl. F, 9.18% due 02/20/26.........       250,000          212,500


Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   Structured Asset Securities Corp.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-LL1, Cl.
   F, 7.30% due 10/20/34 (a)(g)....... $     50,000     $     46,453

  Government Agency - 16.05%
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped Mtg.-Backed
   Security, Trust 177, 7% due
   07/01/26 (h)......................     2,018,511          587,793
   Series 151, Cl. F, 9% due
   05/15/21..........................       500,000          538,905
   Federal National Mortgage Assn.,
   Global Debt Issuance Program,
   6.50% Sr. Unsub. Notes due
   07/10/02 (AUD)....................        85,000           56,720
   Global Debt Issuance Program,
   6.375% due 08/15/07 (AUD).........       555,000          363,624
   7% due 01/01/12 (j)...............     2,500,000        2,536,725
   7% due 09/26/00...................       270,000          152,496
   7% due 07/01/26...................       854,722          861,667
   Government National Mortgage
   Assn., 7% due 01/01/27 (j)........     2,250,000        2,266,178
  Multi-Family - .74%
   Criimi Mae, Inc., Trust I, Series
   1996-C1, Cl. A2, 7.56% due
   06/30/33..........................       100,000          102,906
   Mortgage Capital Funding, Inc.,
   Multi-family Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl.
   G, 7.15% due 06/15/06.............       250,000          238,672
                                                          ----------
  Total Mortgage-Backed Obligations (cost:
   $9,251,581)                                             9,099,657
                                                          ----------
U.S. GOVERNMENT OBLIGATIONS - 25.66%
  U.S. Treasury Bonds:
   10.75% due 05/15/03...............       155,000          190,311
   10.75% due 02/15/03...............     1,350,000        1,645,734
   11.875% due 11/15/03..............       745,000          968,966
   11.625% due 11/15/04..............       931,000        1,235,029
   13.75% due 08/15/04...............       255,000          365,288
   9.375% due 02/15/06...............       900,000        1,107,546
   8.125% due 08/15/21 (n)...........       274,000          345,583
   6% due 02/15/26...................        90,000           89,888
  U.S. Treasury Notes:
   7.50% due 10/31/99 (n)............     3,505,000        3,614,531
   7.50% due 05/15/02................     1,110,000        1,185,271
   6.25% due 02/15/03................       280,000          286,387
   5.75% due 08/15/03................       485,000          485,606
   5.875% due 02/15/04...............       105,000          105,952
   7.25% due 05/15/04................       135,000          145,716
                                                          ----------
  Total U.S. Government Obligations (cost:
   $11,567,093)                                           11,771,808
                                                          ----------
FOREIGN GOVERNMENT OBLIGATIONS - 22.58%
  Argentina - 2.44%
   Argentina (Republic of),
   Bonds, Bonos de Consolidacion de
   Deudas, Series Previs 2, 5.927%
   due 04/01/01 (c)..................        16,607           16,940
   Bonds, 5% due 12/20/02 (JPY)......    10,000,000           77,473
   Notes, 11.75% due 02/12/07
   (ARP).............................       100,000          109,459
   Par Bonds, 5.25% due 03/31/23
   (e)...............................       180,000          131,400
   Past Due Interest Global Bearer
   Bonds, 6.6875% Debentures due
   03/31/05 (c)......................       710,400          634,032

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      -----------
   Unsec. Unsub. Notes, 5.50% due
   03/27/01 (JPY)....................  $ 10,000,000     $     81,878
   Unsec. Unsub. Notes, 8.75% due
   07/10/02 (ARP)....................        80,000           67,200
  Australia - 1.61%
   Australia (Commonwealth of)
   Bonds, New South Wales Treasury
   Corp., 8% Gtd. Exchangeable Bonds
   due 12/01/01 (AUD)................       710,000          496,925
   Queensland Treasury Corp.,
   Exchangeable Gtd. Notes,
   8% Global Notes due 08/14/01
   (AUD).............................       100,000           69,880
   8% Global Notes due 09/14/07
   (AUD).............................        80,000           58,528
   8% Global Notes due 05/14/03
   (AUD).............................        25,000           17,641
   10.50% Global Debentures due
   05/15/03 (AUD)....................       105,000           82,464
   Treasury Corp. of Victoria Gtd.
   Bonds, 8.25% Sr. Unsec. Global
   Bonds
   due 10/15/03 (AUD)................        20,000           14,459
  Brazil - 1.08%
   Brazil (Federal Republic of),
   Capitalization Bonds,
   8% due 04/15/14 (c)...............       628,917          493,700
  Bulgaria - .22%
   Bulgaria (Republic of),
   Front-Loaded Interest Reduction
   Bearer Bonds, Tranche A,
   2.25% due 07/28/12 (c)............       120,000           71,040
   Past Due Interest Bonds, 6.6875%
   Debentures due 07/28/11 (c).......        40,000           28,580
  Canada - 1.84%
   Canada (Government of) Bonds,
   Series A-33, 11.50% Debentures due
   09/01/00 (CAD)....................     1,005,000          807,879
   Greater Toronto Airport, 5.40%
   Debentures due 12/03/02 (CAD).....        55,000           37,943
  Denmark - .54%
   Denmark (Kingdom of) Bonds, 7% due
   11/10/24 (DKK)....................     1,530,000          248,608
  Ecuador - .30%
   Ecuador (Republic of), Global
   Bearer Past Due Interest Bonds,
   6.6875% Debentures due 02/27/15
   (c)...............................       131,227           85,626
   Ecuador (Republic of),
   6.6875% Gtd. 30 years Discount
   Bonds due 02/28/25................        70,000           52,675
  Germany - .73%
   Germany (Republic of) Bonds,
   Series 94, 6.25% due 01/04/24
   (DEM).............................       570,000          333,083
   Series 95, 6.875% due 05/12/05
   (DEM).............................         1,000              614
  Great Britain - 1.40%
   United Kingdom GILT,
   7.25% due 03/30/98 (GBP)..........       190,000          312,650
   7.75% due 09/08/06 (GBP)..........       185,000          331,261
  Hungary - .54%
   Hungary Government Bonds,
   Series 98/I, 23.50% due 05/17/98
   (HUF).............................    40,000,000          199,037
   Series 99/G, 16.50% due 07/24/99
   (HUF).............................    10,000,000           48,030

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
  Ireland - .42%
   Ireland (Government of) Bonds,
   9.25% Debentures due 07/11/03
   (IEP).............................  $     60,000     $    102,239
   8% due 08/18/06 (IEP).............        55,000           91,446
  Italy - 1.41%
   Italy (Republic of) Treasury
   Bonds, Buoni del Tesoro Poliennali,
   10.50% due 04/01/00 (ITL).........   110,000,000           69,300
   12% due 01/01/02 (ITL)............   370,000,000          259,740
   9% due 10/01/03 (ITL).............   325,000,000          217,100
   10.50% due 04/01/05 (ITL).........   140,000,000          102,760
  Mexico - 3.00%
   Bonos de la Tesoreia de la
   Federacion, Zero Coupon, 23.10%
   T-Bills due 02/04/98 (f) (MXP)....     3,333,780          405,195
   United Mexican States Bonds,
   10.375% due 01/29/03 (DEM)........        25,000           15,232
   11.375% Global Bonds due
   09/15/16..........................       200,000          226,500
   Series B, 6.25% Sec. Debentures
   due 12/31/19......................       250,000          207,825
   Series W-A, 6.25% due 12/31/19....       375,000          312,188
   Series W-B, 6.25% due 12/31/19....       250,000          208,125
  New Zealand - .64%
   New Zealand (Government of),
   Bonds, 7% due 07/15/09 (NZD)......       510,000          295,886
  Norway - .40%
   Norwegian Government, Gtd. Bonds,
   9.50% due 10/31/02 (NOK)..........     1,140,000          184,099
  Panama - .18%
   Panama (Republic of),
   Past Due Interest, 20 years, 4%
   Debentures due 07/17/16 (c).......        51,356           41,727
   Pycsa Panama SA., 10.28% Sr. Sec.
   Bonds due 12/15/12 (a)(g).........        45,000           42,750
  Peru - .13%
   Peru, Front-Loaded Interest
   Reduction Bearer Bonds, 3.25% due
   03/07/17 (e)......................       100,000           58,800
  Poland - .51%
   Poland (Republic of),
   16% Bonds due 06/12/98 (PLZ)......       150,000           41,330
   16% Bonds due 02/12/99 (PLZ)......       400,000          105,282
   Unsec. Non-U.S. Global Bearer
   Bond, Series PDIB, 4% due 10/27/14
   (e)...............................       100,000           86,375
  Russia - .82%
   Russia (Government of) Principal
   Loans When-Issued Bonds,
   24 years, 6.719% Sinking Fund
   Debentures due 12/15/20
   (c)(g)(j).........................       345,000          213,038
   City of St. Petersburg, 9.50%
   Sr. Unsec. Unsub. Notes
   due 06/18/02 (a)..................        50,000           45,000
   CSFB Russian Swap, 22% One Year
   Fixed Floating Rate Bond due
   04/28/99 (RUR)....................   295,000,000           43,641
   Ministry Finance Russia, 10%
   Unsec. Unsub. Notes due 06/26/07
   (a)...............................        80,000           74,120

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
  South Africa - 1.11%
   South Africa (Republic of) Bonds,
   Series 150, 12% Consolidation
   Bonds due 02/28/05 (ZAR)..........  $  1,447,950     $    274,754
   Series 162, 12.50% Bonds due
   01/15/02 (ZAR)....................       580,130          114,663
   Series 175, 9% Bonds due 10/15/02
   (ZAR).............................       689,860          118,087
  Spain - .94% Spain (Kingdom of),
   Debentures, Bonos y Obligacion del
   Estado, 10.50% due 10/30/03
   (ESP).............................     5,530,000           45,645
   Gtd. Bonds, Bonos y Obligacion del
   Estado, 12.25% due 03/25/00
   (ESP).............................    20,500,000          155,595
   Gtd. Bonds, Bonos y Obligacion del
   Estado, 10.30% due 06/15/02
   (ESP).............................    28,970,000          229,095
  Sweden - .47%
   Sweden (Kingdom of) Bonds, Series
   1037, 8% due 08/15/07 (SEK).......     1,500,000          216,251
  Venezuela - 1.85%
   Venezuela (Republic of), 9.25%
   Unsec. Bonds due 09/15/27.........       225,000          201,600
   Discount Bonds, Series DL, 6.8125%
   Debentures due 12/18/07 (c).......       238,095          213,405
   Par Bonds, Series W-A,
   6.75% due 03/31/20................       500,000          433,125
                                                          ----------
  Total Foreign Government Obligations (cost:
   $10,579,973)                                           10,360,923
                                                          ----------
LOAN PARTICIPATIONS - .11%
  Moskovskaya Oblast Loan
   Participation, 19% due 06/12/98...        50,000           48,847
                                                          ----------
  Total Loan Participations (cost:
   $48,936)..........................                         48,847
                                                          ----------
CORPORATE BONDS AND NOTES - 35.23%
  Advertisement - .23% Outdoor
   Systems, Inc., 8.875% Sr. Sub.
   Notes due 06/15/07 (a)............       100,000          104,000
  Aerospace - .06% Kitty Hawk, Inc.,
   9.95% Sr. Sec. Notes due 11/15/04
   (a)...............................        25,000           25,125
  Air Travel - .29% Atlas Air, Inc.,
   12.25% Pass-Through Certificates
   due 12/01/02......................        50,000           55,485
   10.75% Sr. Notes due 08/01/05
   (a)...............................        50,000           52,750
   Trans World Airlines, Inc., 11.50%
   Sr. Sec. Notes due 12/15/04 (a)...        25,000           25,125
  Apparel & Textiles - .74% CMI
   Industries, Inc., 9.50% Sr. Sub.
   Notes due 10/01/03 (g)............         5,000            4,913
   Indorayon International Finance
   Co. BV, 10% Gtd. Unsec. Unsub.
   Notes due 03/29/01 (g)............       100,000           99,082
   Polysindo International Finance
   Co. BV, 11.375% Gtd. Sec. Notes
   due 06/15/06......................        10,000            8,225
   Synthetic Industries, Inc., 9.25%
   Sr. Sub. Notes due 02/15/07 (a)...        20,000           21,100

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------       ----------
   Tultex Corp., 9.625% Sr. Notes due
   04/15/07 (a)......................  $    100,000     $     99,500
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03 (g)........        50,000           52,000
   William Carter Co., 10.375% Sr.
   Sub. Notes due 12/01/06 (a).......        50,000           52,500
  Automotive - 1.18% Cambridge
   Industries, Inc., 10.25% Sr. Sub.
   Notes due 07/15/07 (a)............        50,000           52,250
   Collins & Aikman Products Co.,
   11.50% Gtd. Sr. Sub. Notes
   due 04/15/06......................       150,000          169,500
   Hayes Wheels International, Inc.,
   11% Unsec. Sr. Sub. Notes
   due 07/15/06......................       100,000          111,500
   9.125% Sr. Sub. Notes due 07/15/07
   (a)...............................        50,000           51,688
   Oxford Automotive, Inc., 10.125%
   Sr. Sub. Notes due 06/15/07 (a)...        50,000           52,563
   Titan Wheel International, Inc.,
   8.75% Sr. Sub. Notes due
   04/01/07..........................       100,000          104,750
  Banks - 1.60% BanAmex, 11% Cv. Jr.
   Sub. Notes
   due 07/15/03......................        20,000           21,100
   Central Bank of the Philippines,
   Series B, 4.25%/6.50% Sec. Bonds
   due 12/01/17 (g)..................        25,000           20,051
   Export Credit Bank of Turkey,
   8.352% Bonds due 08/18/00.........       250,000          248,750
   Korea Development Bank, 7.125%
   Bonds due 09/17/01................        30,000           25,536
   7.90% Notes due 02/01/02..........        50,000           43,527
   6.50% Global Bond due 11/15/02....        25,000           19,697
   6.625% due 11/21/03...............        50,000           40,205
   7.375% due 09/17/04...............        25,000           20,109
   Ongko International Finance Co.
   BV, 10.50% Gtd. Notes due 03/29/04
   (a)...............................        40,000           32,800
   Shoshone Partners Trust, 8% Sr.
   Notes due 04/23/02 (a)(g).........       249,000          263,954
  Broadcast, Radio & TV - 3.49%
   Adelphia Communications Corp.,
   10.50% Sr. Notes due 07/15/04
   (a)...............................        50,000           54,125
   9.25% Sr. Notes due 10/01/02
   (a)...............................        50,000           51,000
   Azteca Holdings SA, 11% Sr. Sec.
   Notes due 06/15/02 (a)............        35,000           36,050
   Cablevision Systems Corp.,
   10.50% Sr. Sub. Debentures
   due 05/15/16......................        50,000           58,375
   9.875% Sr. Sub. Debentures
   due 04/01/23......................        50,000           55,000
   Capstar Broadcasting Partners,
   Inc., 9.25% Sr. Sub. Notes due
   07/01/07 (a)......................       200,000          204,500
   Chancellor Media Corp., 8.125% Sr.
   Sub. Notes due 12/15/07 (a).......        50,000           48,701
   Chancellor Radio Broadcasting
   Co.,8.75% Sr. Sub. Notes due
   06/15/07 (a) .....................        50,000           50,875
   EchoStar Communications Corp.,
   0%/12.875% Sr. Discount Notes due
   06/01/04 (d)......................       100,000           91,500

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   EchoStar DBS Corp., 12.50% Sr.
   Sec. Notes due 07/01/02 (a).......  $    100,000     $    108,000
   EchoStar Satellite Broadcasting
   Corp., 0%/13.125% Sr. Sec.
   Discount Notes due 03/15/04 (d)...       100,000           85,000
   Helicon Group LP/Helicon Capital
   Corp., Series B, 11% Sr. Sec.
   Notes due 11/01/03................       100,000          107,500
   Knology Holdings, Inc., Units
   (each unit consists of $1,000
   principal amount of 0%/11.875% Sr.
   Discount Notes due 10/15/07 and
   one warrant to purchase .003734
   preferred stock shares)
   (a)(d)(g)(k)......................        50,000           27,250
   Optel, Inc., 13% Sr. Notes
   due 02/15/05......................        85,000           90,100
   Paxson Communications Corp.,
   11.625% Sr. Sub. Notes due
   10/01/02..........................       100,000          107,000
   Rogers Communication, Inc., 8.75%
   Sr. Notes due 07/15/07 (CAD)......       100,000           72,108
   Sinclair Broadcast Group, 8.75%
   Sr. Sub. Notes due 12/15/07.......        50,000           50,000
   TeleWest Communications PLC,
   0%/11% Sr. Discount Debentures due
   10/01/07 (d)......................        65,000           50,456
   TV Azteca SA de CV, Series A,
   10.125% Sr. Notes due 02/15/04
   (a)...............................       100,000          102,500
   Young Broadcasting, Inc., 8.75%
   Sr. Sub. Debentures due 06/15/07
   (a)...............................       100,000           99,000
   Series B, 9% Sr. Sub. Notes due
   01/15/06..........................        50,000           50,000
  Building & Construction - .56%
   Kaufman & Broad Home Corp., 7.75%
   Sr. Notes due 10/15/04............       100,000           99,000
   Nortek, Inc., 9.125% Sr. Notes due
   09/01/07 (a)......................        50,000           50,750
   J. Ray McDermott SA, 9.375% Sr.
   Sub. Notes due 07/15/06...........       100,000          107,125
  Building Materials - .23%
   Falcon Building Products, Inc.,
   9.50% Sr. Sub. Notes due 06/15/07
   (a)...............................        50,000           51,875
   Triangle Pacific Corp., 10.50% Sr.
   Notes due 08/01/03................        50,000           52,750
  Chemicals & Allied Products - 1.38%
   Climachem, Inc., 10.75% Gtd. Sr.
   Sub. Unsec. Bonds due 12/01/07
   (a)...............................        50,000           51,500
   Hydrochem Industrial Services,
   Inc., 10.375% Sr. Sub. Notes
   due 08/01/07 (a)..................        50,000           51,625
   Laroche Industries, Inc., 9.50%
   Sr. Sub. Notes due 09/15/07 (a)...       100,000           98,500
   NL Industries, Inc., 11.75% Sr.
   Sec. Notes due 10/15/03...........        40,000           44,300
   PCI Chemicals Canada, Inc., 9.25%
   Sr. Sec. Notes due 10/15/07 (a)...        50,000           49,250
   Pioneer Americas Acquisition
   Corp.,9.25% Sr. Sec. Notes due
   06/15/07 (a)......................        75,000           75,563
   Polymer Group, Inc., 9% Sr. Sub.
   Notes due 07/01/07 (a)............        50,000           49,875

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   Sovereign Specialty Chemicals,
   Inc., 9.50% Sr. Sub. Notes due
   08/01/07 (a)......................  $     75,000     $     76,875
   Sterling Chemicals, Inc., 11.75%
   Sr. Unsec. Sub. Notes due
   08/15/06..........................       135,000          137,700
  Commercial Services - .11%
   Kindercare Learning Centers, Inc.,
   9.50% Sr. Sub. Notes due 02/15/09
   (a)...............................        50,000           49,750
  Computers - .25%
   Unisys Corp., 11.75% Sr. Notes due
   10/15/04..........................       100,000          114,250
  Conglomerates - .01%
   Mechala Group Jamaica, Ltd.,
   12.75% Bonds due 12/30/99 (a).....         7,000            6,580
  Consumer Products - 1.91%
   Coleman Escrow Corp., Zero Coupon
   Sr. Discount Notes, 11.125% due
   05/15/01 (a)(f)...................        50,000           33,125
   Fletcher Challenge, Ltd., 8.05%
   Bonds due 06/15/03 (NZD)..........       130,000           73,028
   14.50% Cv. Sub. Notes due 09/30/00
   (NZD).............................       185,000          120,921
   10% Cv. Unsec. Sub. Notes due
   04/30/05 (NZD)....................         5,000            3,102
   Holmes Products Corp., 9.875% Gtd.
   Sr. Sub. Unsec. Bonds
   due 11/15/07 (a)..................        25,000           25,438
   Icon Fitness Corp., Series B, 13%
   Sr. Sub. Notes due 07/15/02.......       100,000          111,750
   0%/14% Sr. Sec. Discount Notes due
   11/15/06 (d)(g)...................       250,000          141,250
   IHF Holdings, Inc., Series B,
   0%/15% Sr. Sec. Discount Notes due
   11/15/04 (d)......................        50,000           43,500
   Iron Mountain, Inc., 8.75% Sr.
   Sub. Notes due 09/30/09 (a).......        50,000           51,250
   10.125% Sr. Sub. Notes due
   10/01/06..........................        50,000           55,000
   Revlon Worldwide Corp., Zero
   Coupon Sr. Sec. Discount
   Notes, 11.16% due 03/15/01
   (a)(f)............................       150,000          103,500
   Samsonite Corp., 11.125% Sr. Sub.
   Notes due 07/15/05................        67,000           75,040
   TAG Heuer International SA, 12%
   Sr. Sub. Notes due 12/15/05 (g)...        33,000           39,765
  Diversified Media - .82%
   Ascent Entertainment Group,
   0%/11.875% Sr. Sec. Discount Notes
   due 12/15/04 (a)(d)...............        25,000           14,313
   Hollywood Theaters, Inc., 10.625%
   Sr. Sub. Notes due 08/01/07 (a)...        25,000           26,563
   ITT Promedia, 9.125% Sr. Sub.
   Notes due 09/15/07 (a)............       125,000           73,232
   Katz Media Corp., 10.50% Sr. Sub.
   Notes due 01/15/07 (a)............        90,000           99,616
   Lamar Advertising Co., 9.625%
   Unsec. Sr. Sub. Notes due
   12/01/06..........................       100,000          107,625
   TCI Satellite Entertainment, Inc.,
   10.875% Sr. Sub. Notes
   due 02/15/07 (a)..................        25,000           26,188

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   Universal Outdoor, Inc., 9.75% Sr.
   Sub. Notes due 10/15/06...........  $     25,000     $     28,000
  Electrical Utilities - .48%
   Calpine Corp.,
   10.50% Sr. Notes due 05/15/06 (g)..       50,000           54,500
   8.75% Sr. Notes due 07/15/07 (a)...      115,000          117,300
   Central Termica Guemes SA, 12%
   Unsec. Bonds due 11/26/01
   (a)(g)............................        50,000           50,000
  Electronics - .45%
   Tracor, Inc., 8.50% Sr. Sub. Notes
   due 03/01/07 (a)..................       100,000          102,500
   Wavetek Corp., 10.125% Sr. Sub.
   Notes due 06/15/07 (a)............       100,000          102,000
  Energy Services & Producers - .45%
   Energy Corp. of America, 9.50% Sr.
   Sub. Notes due 05/15/07...........       100,000           99,750
   Gothic Energy Corp., 12.25% Sr.
   Notes due 09/01/04 (a)(g).........       100,000          107,000
  Environmental - .39%
   Allied Waste Industries, Inc.,
   0%/11.30% Sr. Discount Notes
   due 06/01/07 (a)..................       100,000           70,000
   10.25% Sr. Sub. Notes
   due 12/01/06 (a)..................       100,000          109,750
  Financial - 1.53%
   AMRESCO, Inc., Series 97-A, 10%
   Sr. Sub. Notes due 03/15/04.......        75,000           77,813
   Bancomext Trust Division, Series
   REGS, 11.25% due 05/30/06.........        50,000           55,500
   BankUnited Financial Corp., 10.25%
   due 12/31/26 (a)..................       100,000          103,000
   Crown Castle International Corp.,
   0%/10.625% Sr. Discount Notes due
   11/15/07 (a)(d)...................        75,000           46,688
   Local Financial Corp., 11% Sr.
   Notes due 09/08/04 (a)(g).........        50,000           52,750
   Netia Holdings BV,
   10.25% Sr. Gtd. Notes,
   due 11/01/07 (a)(g)...............        25,000           23,875
   0%/11% Sr. Gtd. Discount Notes due
   11/01/07 (a)(d)(g)................       100,000           31,968
   Pindo Deli Financial Mauritius,
   Ltd., 10.75% Gtd. Notes due
   10/01/07 (a)(g)...................        30,000           25,800
   Polytama International Finance BV,
   11.25% Sec. Notes due 06/15/07....        55,000           40,700
   SBS Agro Finance BV, 10.25% Bonds
   due 07/21/00......................        75,000           66,375
   Southern Pacific Funding Corp.,
   11.50% Sr. Notes due 11/01/04.....        75,000           75,000
   Financiera Energy Nacional, 9.375%
   Unsub. Unsec. Bonds due
   06/15/06..........................       100,000          100,563
  Food & Beverage - .52%
   Del Monte Foods Co., 0%/12.50% Sr.
   Discount Notes
   due 12/15/07 (a)(d)...............        50,000           28,625
   Doane Products Co., 10.625% Sr.
   Notes due 03/01/06 (g)............       100,000          106,000
   Shoppers Food Warehouse Corp.,
   9.75% Sr. Sec. Notes due 06/15/04
   (a)...............................        50,000           51,000
   Sparkling Spring Water Corp.,
   11.50% Sr. Sub. Notes due 11/15/07
   (a)...............................        50,000           51,500

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
  Gas Utilities - .12%
   AmeriGas Partners, LP, 10.125% Sr.
   Notes due 04/15/07 (a)............  $     50,000     $     54,125
  Health Care/Supplies &
   Services - 1.08%
   Fresenius Medical Care AG, 9%
   Unsec. Trust Preferred due
   12/01/06..........................       120,000          125,700
   Genesis Health Ventures, Inc.,
   9.25% Sr. Sub. Notes due
   10/01/06..........................        20,000           20,375
   Integrated Health Services, Inc.,
   9.50% Sr. Sub. Notes due 09/15/07
   (a)...............................       125,000          128,125
   Kinetic Concepts, Inc., 9.625% Sr.
   Sub. Notes due 11/01/07 (a).......        25,000           25,406
   Magellan Health Services, Inc.,
   Series A, 11.25% Sr. Sub. Notes
   due 04/15/04......................       100,000          110,875
   Sun Healthcare Group, Inc., 9.50%
   Sr. Sub. Notes due 07/01/07 (a)...        85,000           87,125
  Homebuilders/Real Estate - .23%
   Saul (B.F.) Real Estate Investment
   Trust, Series B, 11.625% Sr. Sec.
   Notes due 04/01/02................       100,000          107,000
  Hotel/Gaming - 1.81%
   Boyd Gaming Corp., 9.25% Sr. Notes
   due 10/01/03......................       100,000          104,750
   Grand Casinos, Inc., 10.125% Gtd.
   First Mtg. Notes due 12/01/03.....       100,000          107,500
   HMH Properties, Inc., 8.875% Sr.
   Notes due 07/15/07 (a)............       100,000          105,250
   Horseshoe Gaming LLC, 9.375% Sr.
   Sub. Notes due 06/15/07 (a).......        75,000           78,563
   Rio Hotel and Casino, Inc., 9.50%
   Gtd. Sr. Sub. Notes due 04/15/07
   (a)...............................       100,000          105,750
   Showboat Marina Casino
   Partnership/Showboat Marina
   Finance Corp., Series B, 13.50%
   First Mtg. Notes due 03/15/03.....       150,000          180,750
   Signature Resorts, Inc., 9.75% Sr.
   Sub. Notes due 10/01/07 (a).......        50,000           50,000
   Venetian Casino/LV Sands, 12.25%
   First Mtg. Notes due 11/15/04
   (a)...............................        50,000           50,063
   10% Sr. Sub. Notes due 11/15/05
   (a)(e)............................        50,000           45,625
  Industrial - 1.80%
   Algoma Steel, Inc., 12.375% Sec.
   First Mortgage due 07/15/05.......        25,000           28,875
   Capstar Hotel Co., 8.75% Sr. Sub.
   Notes due 08/15/07 (a)............        25,000           25,750
   Casino Magic-Louisiana, Series B,
   13% due 08/15/03..................        50,000           48,000
   Consorcio Ecuatoriano, 14% Notes
   due 05/01/02 (a)(g)...............        15,000           14,850
   Dan River, Inc., 10.125% Sr. Sub.
   Notes due 12/15/03................        25,000           26,719
   DI Industries, Inc., 8.875% Sr.
   Notes due 07/01/07................        20,000           20,800
   Dyersburg Corp., 9.75% Sr. Sub.
   Notes due 09/01/07 (a)............        50,000           52,250
   Fleming Companies, Inc.,
   10.50% Sr. Sub. Notes due 12/01/04
   (a)...............................        75,000           78,563
   10.625% Sr. Sub. Notes due
   07/31/07 (a)......................        50,000           52,750

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   Four M Corp., 12% Sr. Sec. Notes
   due 06/01/06 (a)(g)...............  $     25,000     $     26,500
   Insilco Corp., 10.25% Sr. Sub.
   Notes due 08/15/07 (a)............        25,000           26,188
   International de Ceramica SA,
   9.75% Unsec. Unsub. Notes
   due 08/01/02 (a)(g)...............        20,000           18,700
   International Wire Group, Inc.,
   Series B, 11.75% Sr. Sub. Notes
   due 06/01/05 (a)..................        65,000           71,175
   Iridium LLC/Capital Corp., 11.25%
   Sr. Notes due 07/15/05 (a)........        25,000           24,813
   Key Plastics, Inc., 10.25% Sr.
   Sub. Notes due 03/15/07 (a).......        50,000           53,125
   Mohegan Tribal Gaming, Series B,
   13.50% Sr. Tax Free Notes due
   11/15/02..........................        50,000           64,000
   Pantry, Inc., 10.25% Sr. Sub.
   Notes due 10/15/07 (a)(g).........        50,000           51,000
   Roller Bearing Co. America, 9.625%
   Sr. Sub. Notes due 06/15/07
   (a)(g)............................        25,000           25,188
   Shaw Communications, Inc., 8.54%
   Debentures due 09/30/27 (CAD).....        80,000           51,889
   Sterling Chemical Holdings,
   0%/13.50% Sr. Sec. Discount Notes
   due 08/15/08 (d)..................        25,000           15,250
   Trico Marine Services, Inc., 8.50%
   Gtd. Sr. Sub. Unsec. Bonds due
   08/01/05 (a)......................        25,000           25,344
   Vitro SA., Series P96U, 13% Notes
   due 12/07/99 (MXP)................        88,000           23,993
  Information Technology - .75%
   Details, Inc., 10% Sr. Sub. Notes
   due 11/15/05 (a)..................        25,000           25,563
   Dial Call Communications,
   0%/12.25% Sr. Discount Notes due
   04/15/04 (d)......................        50,000           47,625
   Nextel Communications,
   Sr. Discount Notes,
   0%/10.65% due 09/15/07 (a)(d).....       100,000           63,000
   0%/9.75% due 10/31/07 (a)(d)......       125,000           76,250
   Nextlink Communications, Inc.,
   9.625% Sr. Notes due 10/01/07.....       125,000          129,375
  Insurance - .34%
   Veritas Capital Trust, 10% Gtd.
   Bonds due 01/01/28(a).............        50,000           51,000
   Veritas Holding GMBH, 9.625% Sr.
   Notes due 12/15/03(a).............       100,000          107,000
  Manufacturing - .44%
   Keystone Consolidated Industries,
   9.625% Sr. Sec. Notes due
   08/01/07(a).......................       100,000          100,375
   SC International Services, Inc.,
   9.25% Sr. Sub. Notes due
   09/01/07(a).......................       100,000          103,500
  Metals/Mining - .28%
   Centaur Mining & Exploration,
   Ltd., 11% Gtd. Sr. Notes
   due 12/01/07(a)(g)................        25,000           25,063
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03..........................        50,000           53,625
   Metallurg, Inc., 11% Sr. Notes due
   12/01/07(a).......................        50,000           51,250
  Oil & Gas - 1.40%
   Belden & Blake Energy Co. LP,
   9.875% Sr. Sub. Notes due
   06/15/07(a).......................       100,000          101,000

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   Chesapeake Energy Corp.,
   12% Sr. Notes due 03/01/01........  $    125,000     $    131,563
   Forcenergy, Inc.,
   8.50% Sr. Sub. Notes due
   02/15/07(a).......................        50,000           50,625
   9.50% Unsec. Sr. Sub. Notes due
   11/01/06..........................       100,000          106,000
   Parker Drilling Co., Series B,
   9.75% Sr. Notes due 11/15/06......       100,000          107,750
   Stone Energy Corp., 8.75% Sr. Sub.
   Notes due 09/15/07(a).............       110,000          111,925
   Wiser Oil Co., 9.50% Sr. Sub.
   Notes due 05/15/07(a).............        35,000           34,300
  Paper & Forest Products - 1.11%
   Florida Coast Paper Co. LLC,
   Series B, 12.75% First Mtg. Notes
   due 06/01/03......................        60,000           63,600
   Pacific Lumber Co., 10.50% Sr.
   Unsec. Notes due 03/01/03.........        50,000           51,500
   Riverwood International Corp.,
   10.625% Sr. Notes due
   08/01/07(a).......................       100,000          101,500
   Repap New Brunswick, Inc., 9.50%
   First Priority Sr. Sec. Notes due
   07/15/00 (c)......................       100,000           98,500
   SD Warren Co., Series B, 12% Sr.
   Sub. Notes due 12/15/04...........       150,000          166,500
   U.S. Timberland Co., 9.625% Sr.
   Notes due 11/15/07................        25,000           25,875
  Printing, Publishing & Allied
   Products -  .28%
   American Lawyer Media, Inc., 9.75%
   Sr. Notes due 12/15/07(a).........        25,000           25,375
   Hollinger International
   Publishing, Inc., 9.25% Gtd. Sr.
   Sub. Notes due 03/15/07...........       100,000          105,000
  Restaurants - .65%
   Ameriking, Inc., 10.75% Sr. Unsec.
   Notes due 12/01/06................       150,000          157,500
   Apple South, Inc., 9.75% Sr. Notes
   due 06/01/06......................        50,000           52,250
   Carrols Corp., 11.50% Sr. Notes
   due 08/15/03......................        85,000           90,525
  Security Services - .37%
   Borg-Warner Security Corp., 9.625%
   Sr. Sub. Notes due 03/15/07(a)....        50,000           52,000
   Protection One Alarm Monitoring,
   Inc., 6.75% Cv. Gtd. Sr. Sub.
   Notes due 09/15/03................       100,000          118,125
  Specialty Retailing - .03%
   Speciality Retailers, Inc., 8.50%
   Co. Gtd. Notes due 07/15/05(a)....        15,000           15,300
  Steel - .34%
   AK Steel Corp., 9.125% Sr. Notes
   due 12/15/06......................       100,000          102,500
   Bar Technologies, Inc., 13.50% Sr.
   Sec. Notes due 04/01/01...........        50,000           54,375
  Supermarkets - .60%
   Ralphs Grocery Co.,
   10.45% Sr. Notes due 06/15/04.....        50,000           56,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      -----------
   11% Sr. Sub. Notes due 06/15/05...  $     25,000     $     28,438
   Series A, 11% Sr. Sub. Notes due
   06/15/05(a).......................        75,000           85,313
   Randall's Food Markets, 9.375%
   Sr. Sub. Notes due 07/01/07(a)....       100,000          103,500
  Telecommunications - 5.85%
   Allbritton Communications Co.,
   11.50% Sr. Sub. Debentures due
   08/15/04..........................        75,000           78,938
   American Communication Services,
   Inc., 13.75% Sr. Notes due
   07/15/07(a).......................        25,000           29,625
   Brooks Fiber Properties, Inc.,
   0%/10.875% Sr. Discount Notes due
   03/01/06 (d)......................        50,000           41,500
   0%/11.875% Sr. Discount Notes due
   11/01/06 (d)......................        55,000           44,000
   BTI Telecom Corp., 10.50% Sr.
   Notes due 09/15/07 (a)............        50,000           51,250
   Call-Net Enterprises, Inc., 8.375%
   Sr. Discount Notes due 08/15/07...        50,000           36,604
   0%/9.27% Sr. Notes due 08/15/07
   (CAD).............................        50,000           33,875
   Clearnet Communications, Inc.,
   Units (each unit consists of
   $1,000 principal amount of
   0%/14.75% Sr. Unsec. Discount
   Notes due 12/15/05) (d)(k)........        75,000           59,063
   Colt Telecom Group PLC,
   10.125% Sr. Notes due 11/30/07
   (GBP).............................        35,000           56,985
   8.875% Sr. Notes due 11/30/07
   (GBP).............................        25,000           13,773
   Units (each unit consists of
   $1,000 principal amount of 0%/12%
   Unsec. Sr. Discount Notes due
   12/15/06 and one warrant to
   purchase 7.80 ordinary shares of
   common stock of Colt Telecom)
   (d)(k)............................       100,000           77,500
   Comunicacion Celular SA,
   0%/13.125% Sr. Deferred Coupon
   Bonds due 11/15/03 (d)............       100,000           75,750
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Discount Notes due
   12/15/05 (d)......................        75,000           57,938
   GST USA, Inc., 0%/13.875% Gtd. Sr.
   Sec. Discount Notes due 12/15/05
   (d)...............................        75,000           57,375
   Intermedia Communications, Inc.,
   8.875% Sr. Notes due 11/01/07
   (a)...............................        75,000           77,250
   8.50% Sr. Notes due 01/15/08
   (a)...............................        50,000           50,000
   McLeodUSA, Inc., 0%/10.50% Sr.
   Discount Notes due 03/01/07
   (a)(d)............................        50,000           36,250
   9.25% Sr. Notes due 07/15/07
   (a)...............................        40,000           41,900
   Metrocall, Inc., Sr. Sub. Notes,
   10.375% due 10/01/07..............        50,000           50,750
   9.75% due 11/01/07 (a)............        15,000           14,813
   Metronet Communications, 0%/10.75%
   Sr. Discount Notes due 11/01/07
   (a)(d)............................        75,000           46,313
   Microcell Telecommunications,
   Inc., 0%/10.125% Sr. Discount
   Notes due 10/15/07 (a)(d) (CAD)...       100,000           39,157
   Millicom International Cellular
   SA, 0%/13.50% Sr. Discount Notes
   due 06/01/06 (d)..................        60,000           43,950

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   NTL, Inc., 10% Sr. Notes due
   02/15/07 (a)......................  $    100,000     $    105,750
   Occidente Y Caribe Celular SA,
   Series B, 0%/14% Sr. Discount
   Notes due 03/15/04 (d)............       100,000           75,000
   Omnipoint Corp., Series A, 11.625%
   Sr. Notes due 08/15/06............       150,000          158,250
   ORBCOMM Global LP/ORBCOMM Capital
   Corp., Series B, 14% Sr. Notes due
   08/15/04..........................       150,000          162,750
   Orion Networks Systems, 0%/12.50%
   Sr. Discount Notes due 01/15/07
   (d)...............................       100,000           74,750
   Petersburg Long Distance, Inc.,
   Units (each unit consists of
   $1,000 principal amount of 0%/14%
   Sr. Discount Notes due 06/01/04
   and one warrant to purchase 34
   ordinary shares) (a)(d)(k)........        50,000           47,750
   Price Communication Cellular
   Holdings, Inc., 0%/13.50% Sr.
   Discount Notes due 08/01/07
   (a)(d)(g).........................        50,000           32,000
   Price Communication Wireless,
   Inc., 11.75% Sr. Sub. Notes due
   07/15/07 (a)......................        25,000           27,125
   PriCellular Wireless Corp.,
   Series B, 0%/14% Sr. Sub. Discount
   Notes due 11/15/01 (d)............       150,000          167,250
   10.75% Sr. Notes due 11/01/04.....        75,000           81,188
   PTC International Finance BV,
   0%/10.75% Unsec. Sub. Notes due
   07/01/07 (a)......................        34,000           22,100
   Qwest Communications
   International, Inc., 0%/9.47% Sr.
   Sub. Notes due 10/15/07 (a)(d)....       150,000          102,000
   Star Choice Communications, Inc.,
   Units (each unit consist of $1000
   principal amount of 13% Sr. Sec.
   Notes due 12/15/05 and 23.16
   warrants to purchase 1 ordinary
   share) (k)........................        50,000           51,500
   Teleport Communications Group,
   Inc., 0%/11.125% Sr. Discount
   Notes due 07/01/07 (d)............       200,000          163,500
   Teletrac, Inc., Units (each unit
   consists of $1,000 principal
   amount of 14% Sr. Notes due
   08/01/07 and one warrant to
   purchase 0.537495 ordinary share
   of common stock) (k)..............        40,000           40,400
   USA Mobile Communications, Inc.
   II, 9.50% Sr. Notes due 02/01/04..       100,000           97,500
   14% Sr. Notes due 11/01/04........        65,000           71,825
   Videotron Holdings PLC, 0%/11% Sr.
   Discount Notes due 08/15/05 (d)...       100,000           88,000
  Telephone Utilities - .06%
   Telecomunicacoes Brasileiras SA,
   11.301% due 12/09/99 (a)(c)(g)....        30,000           29,700
  Transportation - 1.01%
   Coach USA, Inc., 9.375% Gtd. Sr.
   Sub. Notes due 07/01/07 (a).......        75,000           77,250

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or         value
                                         units(m)        (note 1)
                                        ----------      ----------
   Navigator Gas Transportation PLC,
   10.50% First Priority Ship
   Mortgage Notes due 06/30/07 (a)...  $     75,000     $     79,500
   Units (each unit consists of
   $1,000 principal amount of 12%
   Second Priority Ship Mortgage
   Notes due 06/30/07 and 7.66
   warrants) (k).....................        50,000           56,250
   TFM SA de CV, 10.25 Sr. Gtd. Bonds
   due 06/15/07 (a)..................        75,000           77,063
   Transtar Holdings LP/Transtar
   Capital Corp., Series B,
   0%/13.375% Sr. Discount Notes due
   12/15/03 (d)......................       200,000          175,000
                                                          ----------
  Total Corporate Bonds and Notes (cost:
   $15,702,771)                                           16,167,385
                                                          ----------

                                          shares
                                        ----------
COMMON STOCKS - .00%
  Optel, Inc. (b)(g).................           85                 0
                                                          ----------
  Total Common Stocks (cost: $0)                                   0
                                                          ----------
PREFERRED STOCKS - 1.56%
  American Radio Systems Corp.,
  11.375% Cum. Exchangeable..........          752            89,394
  Echostar Communications Corp.,
  12.125% Sr. Redeemable
  Exchangeable, Series B (a)(i)......           50            52,250
  El Paso Electric Co., Series A,
  11.40% (i).........................          761            84,091
  ICG Holdings, Inc., 14.25% (i).....           25            29,188
  NEXTLINK Communications, Inc., 14%
  Sr. Exchangeable (i)...............        1,368            84,815
  Primedia Inc., Series E, 9.20%
  (a)(g).............................          100            10,000
  Prime Retail, Inc., Series B, 8.50%
  Cv.................................          500            11,906
  S.D. Warren Co., Series B, 14% Cum.
  Exchangeable (b)...................        5,500           269,500
  SFX Broadcasting, Inc., Series E,
  12.625% Cum. Exchangeable (i)......          500            57,000
  Spanish Broadcasting Systems, Inc.,
  14.25% Cum. Sr. Exchangeable
  (a)(i).............................           26            27,560
                                                          ----------
  Total Preferred Stocks (cost: $642,993)                    715,704
                                                          ----------

                                          units
                                        ----------
RIGHTS, WARRANTS AND CERTIFICATES - .02% (B)
  Comunicacion Celular SA Wts.,
  Exp. 11/03 (g).....................          100             6,500
  Gothic Energy Corp. Wts., Exp.
    09/04............................        1,400                 0
  NEXTLINK Communications, Inc. Wts.,
  Exp. 2/09 (g)......................        1,235                 0
  Occidente Y Caribe Celular SA Wts.,
  Exp. 03/04 (g).....................          400                 0
  Orion Network Systems, Inc. Wts.,
  Exp. 01/07 (g).....................          100             1,700
  Price Communication Corp. Wt.,
  Exp. 08/07 (g).....................          172                 2

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                                          value
                                          units          (note 1)
                                        ----------      ----------
  Republic of Venezuela Wts, Exp
    04/20............................        1,250      $          0
  United Mexican States Bonds Wts.,
  Exp. 6/03..........................      250,000                 0
                                                          ----------
  Total Rights, Warrants and Certificates (cost:
    $9,251)                                                    8,202
                                                          ----------
                                       face amount
                                       or units(m)
                                        ----------
STRUCTURED INSTRUMENTS - 3.42%
  CS First Boston Corp., Zero Coupon
  Russian Linked Notes, 14%
  due 01/20/98 (f)...................      100,000            98,500
  Goldman, Sachs & Co., Korean Linked
  Notes 5.60% due 01/20/98...........       45,000            45,000
  Goldman, Sachs & Co., Taiwan Linked
  Notes 5.75% due 06/12/98...........      200,000           200,000
  ING Barings Securities, Inc., Zero
  Coupon Czech Koruna/ U.S. Dollar
  Linked Notes,
   11.4063% due 03/04/98 (f).........      100,000            80,280
  Salomon Brothers, Inc., Zero Coupon
  Russian Linked Notes,
   14% due 04/03/98 (f)..............      100,000            95,950
   14.50% due 05/07/98 (f)...........      150,000           141,270
   14.625% due 05/22/98 (f)..........       55,000            51,431
   10% due 07/31/98 (f)..............      100,000            89,130
   10% due 08/07/98 (f)..............      400,000           354,320
  Salomon Brothers, Inc., Zero Coupon
  Chilean Peso Linked Notes,
   9.25% due 06/18/98 (f)............       50,000            45,205
   9.35% due 06/24/98 (f)............       25,000            22,423
   9.40% due 07/22/98 (f)............      250,000           223,350
   9.25% due 09/09/98 (f)............       25,000            21,863
  Standard Chartered Bank, Chinese
  Yuan Linked Notes,
   9.50% due 02/03/98................      100,000            99,020
                                                          ----------
  Total Structured Instruments (cost: $1,635,142)          1,567,742
                                                          ----------

                                                 contracts/
                                                       face
                                     strike         subject
                           date      price          to call
                           ----  -------------     --------
CALL OPTIONS PURCHASED - .43%
  German Mark/Japanese
   Yen Call Option....... 01/98  67.68 DEM/JPY   26,000,000    94,248
  German Mark/Japanese
   Yen Call Option....... 03/98  68.59 DEM/JPY      480,000    14,659
  US Treasury Bonds,
   6.125% due 11/27 Call
   Option................ 03/98     $100.265          2,300    83,352
  US Treasury Bonds,
   6.125% due 11/27 Call
   Option................ 01/98     $103.406            500     5,235
                                                              -------
  Total Call Options Purchased (cost: $74,836)                197,494
                                                              -------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                   (continued)
--------------------------------------------------------------
                                       face amount,
                                        shares or          value
                                         units(m)         (note 1)
                                        ----------       ----------
SHORT-TERM SECURITIES - .65%
  Westpac Bank Bill, Zero Coupon
   Bills due 03/31/98 (NZD)..........  $    300,000     $    170,774
  Triparty Repurchase Agreement dated
   December 31, 1997 with Prudential
   Securities, Inc., effective yield
   of 6.25%, due January 2, 1998,
   collateralized by FNMAs, 6.595%,
   November 1, 2025 with a value of
   $128,555..........................       125,177          125,177
                                                          ----------
  Total Short-Term Securities (cost: $304,100)               295,951
                                                          ----------
TOTAL INVESTMENTS (COST: $49,816,676) - 109.49%           50,233,713
OTHER ASSETS AND LIABILITIES, NET - (9.49)%               (4,354,792)
                                                          ----------
NET ASSETS - 100.00%                                    $ 45,878,921
                                                          ==========


Atlas Balanced Fund
--------------------------------------------------------------
                                        shares or         value
                                       face amount       (note 1)
                                       -----------      ----------
COMMON STOCKS - 40.33%
  Aerospace/Defense - .02%
   Raytheon Co. .....................           191     $      9,434
  Automotive - .64%
   Ford Motor Co. ...................         4,000          194,750
   General Motors Corp. .............         3,000          181,875
  Banks - 14.70%
   Banc One Corp. ...................        11,000          597,438
   Bank of Boston Corp. .............         6,000          563,625
   BankAmerica Corp. ................        10,000          730,000
   Barnett Banks, Inc. ..............         7,000          503,125
   Capital One Financial Corp. ......         6,000          325,125
   Chase Manhattan Corp. ............         7,000          766,500
   Citicorp..........................         5,000          632,188
   Crestar Financial Corp. ..........         8,000          456,000
   First Chicago NBD Corp. ..........         6,000          501,000
   First Union Corp. ................        19,250          986,563
   Fleet Financial Group, Inc. ......         7,000          524,563
   Keycorp...........................         4,000          283,250
   Mellon Bank Corp. ................        10,000          606,250
   National City Corp. ..............         4,000          263,000
   PNC Bank Corp. ...................         8,000          456,500
   Summit Bancorp. ..................         9,000          479,250
  Chemicals & Allied Products - 1.06%
   Dexter Corp. .....................         6,000          259,125
   Dow Chemical Co. .................         1,000          101,500
   Lyondell Petrochemical Co. .......         9,904          262,456
  Drugs and Health Care - 2.24%
   American Home Products Corp. .....         3,000          229,500
   Bristol-Myers Squibb Co. .........         4,000          378,500
   Crescendo Pharmaceuticals
   Corp. ............................           145            1,677
   Merck & Co., Inc. ................         5,000          531,250
   Pharmacia & Upjohn, Inc. .........         5,000          183,125
  Electrical Utilities - 1.62%
   American Electric Power Co. ......         1,500           77,438
   Central & South West Corp. .......         6,000          162,375

Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or         value
                                       face amount       (note 1)
                                        ----------      ----------
   Entergy Corp. ....................         4,000     $    119,750
   Florida Progress Corp. ...........         3,000          117,750
   New Century Energies, Inc. .......         3,000          143,813
   Potomac Electric Power Co. .......         5,000          129,063
   Texas Utilities Co. ..............         5,000          207,813
  Electronics - .50%
   AMP, Inc. ........................         7,000          294,000
  Financial Services - 2.97%
   FBR Asset Investment Corp. .......        50,000        1,000,000
   H & R Block, Inc. ................         7,000          313,688
   Imperial Credit Commercial
   Mortgage Investment Corp. ........        30,000          438,750
  Food Wholesalers - .71%
   SuperValu, Inc. ..................        10,000          418,750
  Homebuilders/Real Estate - .48%
   Prime Retail, Inc. ...............        20,000          283,750
  Industrial Manufacturing - .71%
   Sonoco Products Co................        12,000          416,250
  Insurance - 2.30%
   Allstate Corp.....................         2,781          252,722
   American General Corp.............         9,000          486,563
   IPC Holdings, Ltd.................         6,000          193,125
   Reliance Group Holdings, Inc......        30,000          423,750
  Machine Tools & Equipment - 1.23%
   Cooper Industries, Inc............         5,000          245,000
   Snap-On, Inc......................        11,000          479,875
  Metals Mining - .30%
   Reynolds Metals Co................         3,000          180,000
  Oil & Gas - 4.80%
   Elf Aquitaine.....................         5,000          293,125
   Mobil Corp........................         4,000          288,750
   Occidental Petroleum Corp.........         6,000          175,875
   Pacific Enterprises...............         5,000          188,125
   Phillips Petroleum Co.............         4,000          194,500
   Royal Dutch Petroleum Co. ADR.....         6,800          368,475
   Tenneco, Inc......................         8,000          316,000
   Ultramar Diamond Shamrock Corp....         6,000          191,250
   Unocal Corp.......................         8,000          310,500
   USX-Marathon Group................        15,000          506,250
  Paper & Forest Products - 1.92%
   Fort James Corp...................        11,967          457,738
   Union Camp Corp...................         4,500          241,594
   Westvaco Corp.....................         6,000          188,625
   Weyerhaeuser Co...................         5,000          245,313
  Printing, Publishing & Allied
   Products - .52%
   Dun & Bradstreet Corp.............        10,000          309,375
  Retail Trade - 1.54%
   Family Dollar Stores, Inc.........        11,000          322,438
   J.C. Penney Company, Inc..........         6,000          361,875
   Sears Roebuck & Co................         5,000          226,250
  Telecommunications - 1.67%
   BCE, Inc..........................         6,000          199,875
   GTE Corp..........................         8,000          418,000
   SBC Communications, Inc...........         5,000          366,250
  Telephone Utilities - .40%
   Portugal Telecom SA ADR...........         5,000          235,000
                                                          ----------
  Total Common Stocks (cost: $16,809,310)                 23,796,977
                                                          ----------

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Balanced Fund                            (continued)
--------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------       ----------
CONVERTIBLE PREFERRED STOCKS - 15.52%
  Banks - 2.65%
   Bank of Portugal..................         4,000     $    293,250
   National Australia Bank, Ltd......        30,000          853,125
   Westpac Banking Corp. STRYPES.....        12,400          415,400
  Broadcast, Radio & TV - .80%
   Merrill Lynch-Cox Communications
   STRYPES...........................        14,000          474,250
  Consumer Goods & Services - 2.19%
   Newell Co. .......................        25,000        1,293,750
  Electrical Utilities - .34%
   Houston Industries, Inc.
     ACES (b) .......................         3,500          199,719
  Electronics - .32%
   Elsag Bailey Process
   Automation N.V. (a)...............         5,000          188,750
  Environmental Management - .40%
   Browning-Ferris Industries, Inc.
   ACES..............................         7,000          238,000
  Financial Services - 1.52%
   MCN Corp. PRIDES..................         8,000          274,000
   MCN Financing III PRIDES..........        10,000          625,000
  Food & Kindred Products - .52%
   Chiquita Brands...................         5,000          307,500
  Gas Utilities - .35%
   Enron Corp. ACES..................        10,000          206,250
  Industrials - .25%
   Owens-Corning Capital LLC
     MIPS (a)........................         3,000          147,750
  Insurance - 2.64%
   Allstate Corp.....................         4,500          270,000
   American Heritage Life Investment
   Corp..............................         5,000          285,000
   PLC CAP Trust II..................        11,500          632,500
   Salomon, Inc-FSA Holdings, Inc.
   DECS..............................         9,000          369,000
  Printing, Publishing & Allied
   Products - .55%
   Hollinger International...........        25,000          321,875
  Telecommunications - 2.99%
   IXC Communications, Inc. (a)......         3,109          441,478
   SBC Communications, Inc...........        15,000          791,250
   U.S. West, Inc....................        10,000          530,000
                                                          ----------
  Total Convertible Preferred Stocks (cost:
    $7,471,723)                                            9,157,847
                                                          ----------
CONVERTIBLE BONDS - 1.38%
  Industrials - .36%
   Alza Corp., 5% due 05/01/06.......  $    200,000          210,750
  Insurance - .54%
   Mutual Risk Management,
    0% due 10/30/15 (a)..............  $    500,000          318,750
  Metals Mining - .48%
   Inco, Ltd., 5.75% due 07/01/04....  $    300,000          285,000
                                                          ----------
  Total Convertible Bonds (cost: $698,525)                   814,500
                                                          ----------
CORPORATE BONDS - 6.00%
  Automotive - .16%
   General Motors Acceptance Corp.,
   5.50% due 12/15/01................  $    100,000           96,993
  Banks - 2.12%
   Barnett Banks, Inc.,
   8.50% due 03/01/99................  $    325,000          333,823
   Chase Manhattan Corp., 6.625% due
   08/01/03..........................  $    300,000          300,049
   First Chicago NBD Bancorp., 7.25%
   due 08/15/04......................  $    590,000          616,126
  Broadcast, Radio & TV - .28%
   Tele-Communications, Inc., 7.25%
   due 08/01/05......................  $    160,000          165,301
  Diversified Media - .14%
   Time Warner, Inc., 7.95% due
   02/01/00..........................  $     80,000           82,613
  Drugs and Health Care - .42%
   R.P. Scherer Corp., 6.75% due
   02/01/04..........................  $    250,000          247,681
  Financial Services - .43%
   PaineWebber Group, Inc., 7% due
   03/01/00..........................  $    250,000          253,360
  Food Processing - .44%
   ConAgra, Inc., 7.40%
   due 09/15/04......................  $    250,000          262,428
  Foreign Government - .28%
   Treasury Corp. of Victoria,
   9% due 09/04/02...................  $    228,000          166,477
  Gas Utilities - .56%
   Enron Corp., 7.625% due 09/10/04..  $    175,000          185,420
   Enron Corp., 9.875% due
   06/15/03..........................  $    125,000          144,651
  Hotel/Gaming - .21%
   Circus Circus Enterprises, Inc.,
   6.75% due 07/15/03................  $    125,000          124,200
  Oil and Gas - .59% Coastal Corp.,
   9.75% due 08/01/03................  $    300,000          345,443
  Paper & Forest Products - .37%
   Fletcher Challenge Canada, Ltd.,
   7.75% due 06/20/06................  $    200,000          215,519
                                                          ----------
  Total Corporate Bonds (cost: $3,477,408)                 3,540,084
                                                          ----------
UNITED STATES TREASURY NOTES - 21.92%
  6.125% due 08/31/98................  $  2,000,000        2,006,874
  5.50% due 11/15/98.................  $  1,990,000        1,986,890
  5.875% due 08/31/99................  $  1,000,000        1,003,125
  6.625% due 03/31/02................  $  1,000,000        1,032,500
  Strip, 0% due 08/15/20.............  $ 27,000,000        6,905,223
                                                          ----------
  Total United States Treasury Notes (cost:
    $11,771,871)                                          12,934,612
                                                          ----------
SHORT-TERM SECURITIES - 14.43%
  Triparty Repurchase Agreement dated
   December 31, 1997 with Prudential
   Securities, Inc., effective yield
   of 6.25%, due January 2, 1998,
   collateralized by FNMAs, 6.595%,
   November 1, 2025 with a value of
   $8,743,713........................  $  8,513,967        8,513,967
                                                          ----------
  Total Short-Term Securities (cost: $8,513,967)           8,513,967
                                                          ----------
TOTAL SECURITIES (COST: $48,742,804) - 99.58%             58,757,987
OTHER ASSETS AND LIABILITIES, NET - .42%                     249,625
                                                          ----------
NET ASSETS - 100.00%                                    $ 59,007,612
                                                          ==========

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Growth and Income Fund
--------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------       ----------
COMMON STOCKS - 79.93%
  Aerospace/Defense - .87%
   Precision Castparts Corp. ........        27,000     $  1,628,437
   Raytheon Co. .....................           892           44,025
  Apparel & Textiles - 1.45%
   Jones Apparel Group, Inc. (b).....        42,500        1,827,500
   Wolverine World Wide, Inc. .......        42,450          960,431
  Automotive - .44%
   General Motors Corp. .............        14,000          848,750
  Banks - 9.19%
   Banc One Corp. ...................        25,500        1,384,968
   BankAmerica Corp. ................         6,000          438,000
   Citicorp..........................         4,000          505,750
   First of America Bank Corp........        29,500        2,275,187
   First Tennessee National Corp. ...        19,500        1,301,625
   First Union Corp. ................        73,000        3,741,250
   MBNA Corp. .......................        70,000        1,911,875
   National City Corp. ..............        35,000        2,301,250
   Summit Bancorp. ..................        50,000        2,662,500
   US Bancorp. ......................        10,000        1,119,375
  Chemicals & Allied Products - 1.49%
   Betzdearborn, Inc. ...............        10,000          610,625
   Dow Chemical Co. .................        10,000        1,015,000
   Goodrich (B. F.) Co. .............        30,000        1,243,125
  Computer Hardware - 2.75%
   Cisco Systems, Inc. (b)...........        18,000        1,003,500
   Compaq Computer Corp..............        18,000        1,015,875
   EMC Corp. ........................        15,000          411,563
   International Business Machines
   Corp. ............................        15,000        1,568,437
   Sun Microsystems, Inc. (b)........        32,000        1,276,000
  Computer Software - 3.79%
   BMC Software, Inc. ...............        40,000        2,625,000
   CBT Group PLC (b).................        21,500        1,765,687
   Compuware Corp. (b)...............        40,000        1,280,000
   HBO & Co. ........................        19,000          912,000
   J. D. Edwards & Co. (b)...........        10,400          306,800
   Microsoft Corp. ..................         3,000          387,750
  Consumer Goods & Services - 1.21%
   Cendant Corp. ....................         9,000          309,375
   Maytag Corp. .....................        20,000          746,250
   Newell Co. .......................        30,000        1,275,000
  Cosmetics/Personal Care - 1.55%
   Avon Products, Inc. ..............        30,000        1,841,250
   International Flavors &
   Fragrances, Inc. .................        22,000        1,133,000
  Diversified Financial - 2.43%
   CIT Group, Inc. (b)...............        46,000        1,483,500
   Fleet Financial Group, Inc. ......        14,900        1,116,568
   Health Care Properties Investment,
   Inc. .............................        54,600        2,064,563
  Drugs & Health Care - 7.78%
   American Home Products Corp. .....        18,000        1,377,000
   Bristol-Myers Squibb Co. .........        32,000        3,028,000
   Cardinal Health, Inc. ............        49,650        3,729,956
   Healthsouth Corp. (b).............       150,000        4,162,500
   Merck & Co., Inc..................        18,000        1,912,500
   Pharmacia & Upjohn, Inc...........        20,000          732,500
  Electrical Equipment - .65%
   AMP, Inc. ........................        30,000        1,260,000
  Electrical Utilities - 1.11%
   Edison International, Inc. .......        50,000        1,359,375
   Unicom Corp. .....................        25,000          768,750

  Electronics - .75%
   Intel Corp. ......................         5,000          351,250
   Pericom Semiconductor Corp. (b)...       150,000        1,096,875
  Energy Services & Producers - 1.78%
   Schlumberger, Ltd. ...............        42,400        3,413,200
  Environmental Management - 1.05%
   Allied Waste Industries, Inc.
   (b)...............................        35,700          832,256
   USA Waste Services, Inc. .........        30,000        1,177,500
  Financial Services - 7.00%
   American Express Co. .............        28,000        2,499,000
   Associates First Capital Corp.
   (b)...............................        20,000        1,422,500
   Charles Schwab Corp. .............        20,000          838,750
   Federal Home Loan Mortgage
   Corp. ............................        50,000        2,096,875
   Household International, Inc. ....        18,000        2,296,125
   Morgan Stanley, Dean Witter,
   Discover & Co. ...................        40,000        2,365,000
   SunAmerica, Inc. .................        45,000        1,923,750
  Food & Beverages - .55%
   JP Food Service (b)...............        28,600        1,056,413
  Homebuilders/Real Estate - 2.48%
   AMB Property Corp. ...............        26,400          663,300
   Bay Apartment Communities,
   Inc. .............................        30,000        1,170,000
   INMC Mortgage Holdings, Inc. .....        19,000          445,313
   Kilroy Realty Corp. ..............        70,600        2,029,750
   Security Capital Group, Cl. B
   (b)...............................        14,000          455,000
  Industrial Equipment - .53%
   Camco International, Inc..........        16,000        1,019,000
  Industrial Manufacturing - 2.35%
   Tyco International, Ltd.  ........       100,000        4,506,250
  Insurance - 3.96%
   Allstate Corp. ...................        10,000          908,750
   American General Corp. ...........        20,000        1,081,250
   ESG Re, Ltd. (b)..................        11,000          258,500
   Hartford Financial Services Group,
   Inc. .............................        17,000        1,590,563
   Traveler's Group, Inc. ...........        70,000        3,771,250
  Leisure & Entertainment - 1.50%
   Carnival Corp., Cl. A.............        52,000        2,879,500
  Medical Products - 1.04%
   Guidant Corp. ....................        32,000        1,992,000
  Oil & Gas - 3.44%
   British Petroleum Co. PLC ADR.....         7,200          573,750
   Exxon Corp. ......................        30,000        1,835,625
   Stolt Comex Seaway SA (b).........        11,400          570,000
   Tenneco, Inc. ....................        39,000        1,540,500
   USX-Marathon Group................        62,000        2,092,500
  Paper & Forest Products - .63%
   Union Camp Corp. .................        22,500        1,207,969
  Printing, Publishing & Allied
   Products - 1.66%
   Dun & Bradstreet Corp. ...........        55,000        1,701,563
   R. R. Donnelley & Sons Co. .......        40,000        1,490,000
  Restaurants - .20%
   Starbucks Corp. (b)...............        10,000          383,750
  Retail Trade - 4.23%
   J. C. Penney Company, Inc. .......        30,000        1,809,375
   Kohl's Corp. (b)..................        30,000        2,043,750
   Pier 1 Imports, Inc. .............        82,500        1,866,563
   Wal-Mart Stores, Inc. ............        61,000        2,405,688
  Specialty Retailing - 5.81%
   CVS Corp. ........................        48,300        3,094,218

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------       ----------
   General Nutrition Co. (b).........        65,000     $  2,210,000
   Home Depot, Inc. (b)..............        68,000        4,003,500
   Intimate Brands, Inc..............        50,000        1,203,125
   Sherwin Williams Co...............        23,000          638,250
  Telecommunications - 4.50%
   Airtouch Communications, Inc.
   (b)...............................        25,000        1,039,063
   Bell Atlantic Corp. ..............        22,600        2,056,600
   GTE Corp. ........................        65,000        3,396,250
   SBC Communications, Inc. .........        29,258        2,143,148
  Toys - 1.26%
   Mattel, Inc. .....................        65,000        2,421,250
  Transportation - .50%
   Kansas City Southern Industries,
   Inc. .............................        30,000          952,500
                                                          ----------
  Total Common Stocks (cost: $119,785,699)               153,491,229
                                                          ----------
CONVERTIBLE PREFERRED STOCKS - 1.68%
  Computer Software - .98%
   Microsoft Corp. ..................        21,000        1,887,375
  Food & Beverages - .30%
   Ralston Purina Co. ...............         8,200          570,925
  Insurance - .40%
   Merrill Lynch-Sun America
   STRYPES...........................        11,000          775,500
                                                          ----------
  Total Convertible Preferred Stocks (cost:
   $2,956,960)                                             3,233,800
                                                          ----------
CONVERTIBLE BONDS - 5.29%
  Building Materials - 1.05%
   Home Depot, Inc., 3.25% due
   10/01/01..........................  $  1,500,000        2,008,124
  Computer Hardware - .71%
   EMC Corp., 3.25% due 03/15/02
   (a)...............................  $  1,000,000        1,353,750
  Drugs & Health Care - 1.80%
   American Retirement Corp., 5.75%
   due 10/01/02......................  $    500,000          501,250
   Assisted Living Concepts, Inc., 6%
   due 11/01/02......................  $  1,500,000        1,620,000
   Sunrise Assisted Living, Inc.,
   5.50% due 06/15/02 (a)............  $  1,023,000        1,340,130
  Electronics - .55%
   Level One Communications, Inc., 4%
   due 09/01/04......................  $    500,000          489,375
   Photronics, Inc., 6% due
   06/01/04..........................  $    500,000          571,875
  Environmental Management - .12%
   United Waste Systems, Inc., 4.50%
   due 06/01/01......................  $    167,000          230,878
  Manufacturing - .24%
   Tower Automotive, Inc., 5% due
   08/01/04..........................  $    440,000          455,400
  Oil & Gas - .13%
   Key Energy Group, Inc., 5% due
   09/15/04 (a)......................  $    300,000          251,625
  Retail Trade - .69%
   Pier 1 Imports, Inc., 5.75% due
   10/01/03..........................  $    700,000        1,328,250
                                                          ----------
  Total Convertible Bonds (cost: $8,875,535)              10,150,657
                                                          ----------
UNITED STATES TREASURY NOTES - 6.32%
  6.25% due 3/31/99..................  $  1,500,000        1,510,781
  6% due 08/15/00....................  $    500,000          503,594

Atlas Growth and Income Fund               (continued)
--------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------       ----------
  5.75% due 11/15/00.................  $  2,000,000     $  2,003,750
  6% due 07/31/02....................  $    500,000          505,313
  5.875% due 09/30/02................  $  1,000,000        1,005,937
  5.625% due 12/31/02................  $  2,000,000        1,992,500
  6.50% due 05/15/05.................  $    500,000          521,250
  5.875% due 11/15/05................  $  2,000,000        2,010,938
  6.125% due 08/15/07................  $  1,000,000        1,027,812
  6.375% due 08/15/27................  $  1,000,000        1,054,375
                                                          ----------
  Total United States Treasury Notes (cost:
    $11,954,395)                                          12,136,250
                                                          ----------
SHORT-TERM SECURITIES - 3.59%
  Triparty Repurchase Agreement dated
   December 31, 1997 with Prudential
   Securities, Inc., effective yield
   of 6.25%, due January 2, 1998,
   collateralized by FNMAs, 6.595%,
   November 1, 2025 with a value of
   $7,076,778........................  $  6,890,832     $  6,890,832
                                                          ----------
  Total Short-Term Securities (cost: $6,890,832)           6,890,832
                                                          ----------
TOTAL SECURITIES (COST: $150,463,421) - 96.81%           185,902,768
OTHER ASSETS AND LIABILITIES, NET - 3.19%                  6,120,021
                                                          ----------
NET ASSETS - 100.00%                                    $192,022,789
                                                          ==========
Atlas Strategic Growth Fund
--------------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------       ----------
COMMON STOCKS - 78.29%
  Air Freight - 1.45%
   Federal Express Corp. (b).........        15,800          964,788
  Air Travel - 3.28%
   AMR Corp. (b) ....................         8,800        1,130,800
   Delta Air Lines, Inc. ............         8,900        1,059,100
  Apparel & Textiles - 3.29%
   Federated Dept Stores, Inc. (b)...        23,300        1,003,356
   TJX Companies, Inc. ..............        34,600        1,189,375
  Automotive - 3.04%
   Ford Motor Co. ...................        23,400        1,139,288
   Navistar International Corp.
   (b)...............................        35,900          890,769
  Banks - 2.62%
   BankAmerica Corp. ................         9,000          657,000
   Chase Manhattan Corp. ............         4,900          536,550
   Citicorp..........................         4,400          556,325
  Building Materials - 1.56%
   Masco Corp. ......................        20,400        1,037,850
  Chemicals & Allied Products - 1.14%
   Union Carbide Corp. ..............        17,700          759,994
  Computer Hardware - 5.72%
   Compaq Computer Corp..............        20,800        1,173,900
   Data General Corp. (b)............        53,200          927,675
   Dell Computer Corp. ..............        10,200          856,800
   Sun Microsystems, Inc. (b)........        21,500          857,313
  Computer Software - 1.19%
   Digital Equipment Corp. (b).......        21,500          795,500

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Growth Fund                   (continued)
--------------------------------------------------------------
                                        shares or          value
                                       face amount        (note 1)
                                        ----------       ----------
  Consumer Goods & Services - 1.84%
   Maytag Corp. .....................        32,800     $  1,223,850
  Electronics - 5.74%
   KLA-Tencor Corp. (b)..............        27,400        1,058,325
   National Semiconductor Corp. .....        32,000          830,000
   Tektronix, Inc. ..................        24,450          970,359
   Texas Instruments, Inc. ..........        21,500          967,500
  Energy Producers & Services - .65%
   Baker Hughes, Inc.................         9,900          431,888
  Financial Services - 5.40%
   Federal Home Loan Mortgage
   Corp. ............................        16,000          671,000
   Green Tree Financial Corp. .......        34,600          906,088
   Merrill Lynch & Co., Inc. ........        14,700        1,072,181
   State Street Corp. ...............        16,300          948,456
  Food & Beverages - 2.32%
   Coors (Adolph) Co., Cl. B.........        27,100          901,075
   Fleming Companies, Inc. ..........        48,000          645,000
  Homebuilders/Real Estate - 5.02%
   Centex Corp. .....................        17,500        1,101,406
   Kaufman & Broad Home Corp. .......        48,900        1,097,194
   Pulte Corp. ......................        27,400        1,145,663
  Insurance - 7.73%
   American International Group,
   Inc. .............................         4,650          505,688
   Conseco, Inc. ....................        23,500        1,067,781
   MBIA, Inc. .......................        11,400          761,663
   MGIC Investment Corp. ............        15,400        1,024,100
   Travelers Group, Inc. ............        33,274        1,792,637
  Manufacturing - 8.19%
   Aeroquip-Vickers, Inc. ...........        20,800        1,020,500
   Cincinnatti Milacron, Inc. .......        35,200          913,000
   Cooper Tire & Rubber Co. .........        38,800          945,750
   Cummins Engine Co., Inc. .........         6,900          407,531
   Ingersoll-Rand Co. ...............        26,300        1,065,150
   Owens-Illinois, Inc. (b)..........        29,200        1,107,775
  Metals Mining - .64%
   Cyprus Amax Minerals Co. .........        27,700          425,888
  Oil & Gas - 4.09%
   Armco, Inc. ......................       199,700          986,019
   Sun Company, Inc. ................        25,600        1,076,800
   USX-Marathon Group................        19,700          664,875
  Paper & Forest Products - 2.77%
   Champion International Corp. .....        19,800          897,188
   Union Camp Corp. .................        17,700          950,269
  Printing, Publishing & Allied
   Products - 1.41%
   Dun & Bradstreet Corp. ...........        30,300          937,406
  Retail Trade - 4.32%
   Stride Rite Corp. ................        23,500          282,000
   Costco Companies, Inc. (b)........        21,500          959,438
   Dayton Hudson Corp. ..............        16,600        1,120,500
   K Mart Corp. .....................        44,700          516,844
  Steel - 2.93%
   Inland Steel Industries, Inc. ....        52,200          893,920
   USX-US Steel Group, Inc. .........        33,900        1,059,375
  Telecommunications-Equipment - 1.39%
   Scientific-Atlanta, Inc. .........        55,200          924,600
  Transportation - .56%
   CSX Corp. ........................         6,900          372,600
                                                          ----------
  Total Common Stocks (cost: $44,202,538)                 52,185,665
                                                          ----------
 SHORT-TERM SECURITIES - 21.78%
  Triparty Repurchase Agreement dated
   December 31, 1997 with Prudential
   Securities, Inc., effective yield
   of 6.25%, due January 2, 1998,
   collateralized by FNMAs, 6.595%,
   November 1, 2025 with a value of
   $14,907,198 and by U.S. Treasury
   Bills, 0%, June 25, 1998 with a
   value of $901.....................  $ 14,515,510     $ 14,515,510
                                                          ----------
  Total Short-Term Securities (cost: $14,515,510)         14,515,510
                                                          ----------
TOTAL SECURITIES (COST: $58,718,048) - 100.07%            66,701,175
OTHER ASSETS AND LIABILITIES, NET - (.07)%                  (47,506)
                                                          ----------
NET ASSETS - 100.00%                                    $ 66,653,669
                                                          ==========

Atlas Global Growth Fund
--------------------------------------------------------------

                                    shares, units or         value
                                       face amount          (note 1)
                                     --------------        ----------
COMMON STOCKS - 83.64%
  Aerospace/Defense - 1.25%
   Rolls-Royce PLC................          113,900       $    439,921
  Air Travel - .71%
   Ryanair Holdings PLC ADR (b)...           10,000            251,250
  Automotive - 1.60%
   Porsche AG, Preference.........              338            563,756
  Banks - 19.94%
   Absa Group, Ltd. ..............           40,000            230,145
   Banco Bradesco SA,
   Preference.....................       30,940,000            303,212
   Banco Espirito Santo e
   Comercial de Lisboa(b).........            6,000            178,549
   Banco Frances del Rio de la
   Plata SA Sponsored ADR.........            2,300             62,963
   Banco Pinto & Sotto Mayor SA...            8,900            127,419
   Banco Rio de la Plata ADR......           21,200            296,800
   Bank Handlowy W. Warszawie
   (b)............................           15,000            191,489
   Bankers Trust New York
   Corp. .........................            1,500            168,656
   Banque Libanaise GDR...........           14,000            254,100
   Barclays PLC...................            3,068             81,727
   Credito Italiano SPA...........          200,000            618,795
   Deutsche Bank AG...............            6,000            423,651
   Industrial Credit & Investment
   Corp. of India, Ltd. GDR (a)...            9,300             90,724
   Industrial Finance Corp. ......           45,300              6,312
   Istituto Bancario San Paolo di
   Torino.........................           40,000            384,259
   Long-Term Credit Bank of Japan,
   Ltd. ..........................          102,000            163,955
   National Westminster Bank
   PLC............................           19,700            329,607
   Northern Trust Corp. ..........              800             55,800
   PT Lippo Bank..................           30,000              3,273
   PT Pan Indonesia Bank..........          552,000            102,873
   Societe Generale de Paris......            6,100            831,001
   Uniao de Bancos Brasileiros SA
   GDR............................            7,000            225,313
   Union Bank of Switzerland......            1,300          1,880,547

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------
                                    shares, units or         value
                                       face amount          (note 1)
                                     --------------        ----------
  Beer, Wine, & Distilled
   Alcohol - 1.66%
   Companhia Cervejaria Brahma,
   Preference.....................           140,000      $     94,080
   Diageo PLC.....................            30,000           274,637
   Remy Cointreau.................             6,126           114,292
   South African Breweries,
   Ltd. ..........................             4,050            99,869
  Computer Hardware - 1.86%
   Cisco Systems, Inc. (b)........             2,250           125,438
   International Business Machines
   Corp. .........................             2,200           230,038
   Iomega Corp. (b)...............            24,000           298,500
  Computer Software - 9.04%
   Atos SA (b)....................             2,000           257,839
   Cap Gemini Sogeti SA...........            15,000         1,229,804
   First Data Corp. ..............               400            11,700
   Microsoft Corp. (b)............             2,000           258,500
   Misys PLC......................             7,714           233,282
   Nintendo Corp., Ltd. ..........            12,000         1,185,933
  Consumer Goods &
   Services - 1.37%
   Callaway Golf Co. .............             7,200           205,650
   Granada Group PLC..............            17,600           269,016
   PT Citra Marga Nusaphala
   Persada........................            60,000             6,545
  Diversified Financial - 1.37%
   American Express Co............             1,000            89,250
   Compagnie Financiere de
   Paribas........................             4,400           382,307
   Taiwan Fund, Inc. .............               600             9,900
  Diversified Media - 4.13%
   Canal Plus.....................             3,200           594,891
   Grupo Televisa SA Sponsored GDR
   (b)............................             9,100           352,056
   Havas SA.......................             7,000           503,551
  Drugs & Health Care - 4.39%
   Amgen, Inc. (b)................             6,000           324,750
   BioChem Pharma, Inc. (b).......             7,600           158,650
   Genzyme Corp.-General Division
   (b)............................             5,000           138,750
   Genzyme Corp.-Tissue Repair
   (b)............................               174             1,175
   Gilead Sciences, Inc. (b)......             3,100           118,575
   Glaxo Wellcome PLC ADR.........            10,000           478,750
   Novartis AG-Reg................               200           324,658
  Electric Utilities - 1.55%
   Beijing Datang Power Generation
   Co., Ltd.......................           600,000           274,892
   Electricidade de Portugal SA...            15,000           268,949
  Electronics - 3.64%
   Intel Corp. ...................             1,600           112,400
   Keyence Corp. .................             1,650           243,967
   National Semiconductor Corp.
   (b)............................            11,600           300,875
   Sony Corp. ....................             7,000           622,078
  Energy Services &
   Producers - 1.37%
   Global Marine, Inc. (b)........             7,000           171,500
   Transocean Offshore, Inc. .....             3,400           163,838
   Western Atlas, Inc. (b)........             2,000           148,000
  Environmental Management - 1.01%
   Rentokil Initial PLC...........            80,000           354,257
  Financial Services - 1.82%
   Associates First Capital Corp.
   (b)............................             5,000           355,625
   Federal National Mortgage
   Association....................             5,000           285,313
  Food & Beverages - 3.20%
   Cadbury Schweppes Plc..........            50,000           504,964
   Cresud SA ADR..................             5,000            98,125
   Dairy Farm International
   Holdings, Ltd. ................           364,458           393,615
   Fraser & Neave, Ltd. ..........             3,000            13,024
   Hellenic Bottling Co., SA......             5,000           116,017
  Health Care/Supplies &
   Services - 1.30%
   Gehe AG........................               600            30,023
   Quintiles Transnational Corp.
   (b)............................             5,000           191,250
   United States Surgical
   Corp. .........................             8,000           234,500
  Homebuilders/Real Estate - 1.26%
   Brazil Realty SA GDR (a).......             3,000            61,827
   IRSA Inversiones y
   Representaciones SA............            50,000           186,035
   Solidere GDR...................            15,000           196,875
  Hotel/Gaming - .72%
   International Game
   Technology.....................            10,000           252,500
  Industrial Services - 2.73%
   Adecco SA......................             1,700           493,116
   Brisa Auto Estradas de Portugal
   SA (b).........................             4,800           171,945
   IHC Caland NV..................             1,200            62,268
   WPP Group PLC..................            52,900           233,009
  Industrial Technology - .09%
   Unova, Inc. (b)................             2,000            32,875
  Insurance - 1.09%
   American International Group,
   Inc............................             1,100           119,625
   Mediolanum SpA (b).............            10,000           188,285
   Reinsurance Australia Corp.,
   Ltd............................            25,300            65,957
   Skandia Forsakrings AB Free....               200             9,435
  Leisure & Entertainment - .67%
   Corporacion Interamericana de
   Entretenimiento SA (b).........            25,800           200,233
   Resorts World Berhad...........            21,000            35,426
  Manufacturing - .66%
   Bic Corp.......................             2,000           145,965
   Bombardier, Inc., Cl. B........               200             4,109
   Powerscreen International
   PLC............................             8,090            81,234
  Metals Mining - .68%
   De Beers Centenary AG..........             6,100           124,669
   Minerals Technologies, Inc.....               600            27,263
   Newmont Mining Corp............             3,000            88,125
  Oil & Gas - .31%
   British Petroleum Co. PLC
   ADR............................             8,223           108,863
  Printing, Publishing & Allied
   Products - .04%
   Reed International PLC.........             1,400            13,346
  Retail trade - 1.32%
   Credit Saison Co., Ltd. .......            10,000           246,687
   PT Matahari Putra Prima........            16,500             1,702
   Sonae Investimentos-SGPS SA....             5,300           214,361
  Specialty Retailing - 3.38%
   Circuit City Stores, Inc.......             4,000           142,250
   Giordano International, Ltd....           100,000            34,523
   Grupo Elektra SA...............            63,000           111,119
   VBH-Vereinigter Baubeschlag
   Handel AG......................             2,000            26,687
   Wella AG.......................             1,150           872,738

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Global Growth Fund                     (continued)
--------------------------------------------------------------
                                    shares, units or         value
                                       face amount          (note 1)
                                     --------------        ----------
  Supermarkets - 2.19%
   Disco ADR (b)..................             4,000      $    178,000
   Great Atlantic & Pacific Tea
   Co., Inc. .....................            20,000           593,750
  Telecommunications-Equipment - 1.63%
   Alcatel Alsthom SA.............             4,500           571,915
  Telecommunications-Technology -
   2.64%
   Newbridge Networks Corp. (b)...             3,000           104,625
   QUALCOMM, Inc. (b).............            10,400           525,200
   SK Telecom Co., Ltd............               600           157,522
   Videsh Sanchar Nigam...........            10,000           140,250
  Telephone Utilities - 2.64%
   Portugal Telecom SA............            15,000           696,006
   Telecom Italia SpA.............            50,000           230,748
  Transportation - .38%
   Guangshen Railway Co., Ltd.,
   Sponsored ADR..................            10,000           134,375
                                                            ----------
  Total Common Stocks (cost: $25,637,381)                   29,407,138
                                                            ----------
RIGHTS, WARRANTS AND CERTIFICATES - .00%
  PT Panin Bank Warrants, Exp.
   06/26/00.......................            78,857                 0
                                                            ----------
  Total Rights, Warrants and Certificates (cost: $0)                 0
                                                            ----------
UNITED STATES TREASURY OBLIGATIONS - 4.20%
   Strip, 0% due 11/15/18.........  $      1,330,000           378,809
   Strip, 0% due 02/15/19.........  $      1,300,000           363,934
   Strip, 0% due 08/15/19.........  $      2,700,000           733,425
                                                            ----------
  Total United States Treasury Obligations (cost:
   $1,245,149)                                               1,476,168
                                                            ----------
SHORT-TERM SECURITIES - 12.09%
  Triparty Repurchase Agreement
   dated December 31, 1997 with
   Prudential Securities, Inc.,
   effective yield of 6.25%, due
   January 2, 1998, collat-
   eralized by FNMAs, 6.595%, No-
   vember 1, 2025 with a value of
   $4,363,570.....................  $      4,248,915         4,248,915
                                                            ----------
  Total Short-Term Securities (cost: $4,248,915)             4,248,915
                                                            ----------
TOTAL SECURITIES (COST: $31,131,445) - 99.93%               35,132,221
OTHER ASSETS AND LIABILITIES, NET - .07%                        26,121
                                                            ----------
NET ASSETS - 100.00%                                      $ 35,158,342
                                                            ==========
Atlas Emerging Growth Fund
--------------------------------------------------------------

                                        shares or            value
                                       face amount          (note 1)
                                     --------------        ----------

COMMON STOCKS - 86.17%
  Automotive - 1.97%
   Budget Group, Inc. (b).........            7,000       $    241,938
  Computer Software - 21.35%
   Acxiom Corp. (b)...............            8,000            154,000
   Affiliated Computer Services,
   Inc. (b).......................            5,000            131,563
   American Business Information,
   Inc., Cl. B (b)................            9,500             97,375
   American Business Information,
   Inc., Cl. A (b)................            5,500             57,750
   Aspen Technologies, Inc. (b)...            8,000            274,000
   Cambridge Technology Partners
   (b)............................            5,000            208,125
   DR Solomons Group PLC ADR (b)..            5,000            161,250
   Engineering Animation, Inc.
   (b)............................            7,000            322,000
   Global DirectMail Corp. (b)....            4,000             69,250
   Integrated Measurement Systems,
   Inc. (b).......................            5,000             85,625
   Medical Manager Corp. (b)......            7,000            126,000
   National Instruments Corp.
   (b)............................            9,000            261,000
   Registry, Inc. (b).............            5,000            229,375
   Saville System Ireland PLC ADR
   (b)............................            6,000            249,000
   Visio Corp. (b)................            5,000            191,875
  Consumer Goods &
   Services - 4.27%
   CORT Business Services Corp.
   (b)............................            8,000            318,500
   Renters Choice, Inc. (b).......           10,000            205,000
  Diversified Financial - 2.83%
   FIRSTPLUS Financial Group, Inc.
   (b)............................            4,000            153,500
   NCO Group, Inc. (b)............            7,500            193,125
  Drugs & Healthcare - 1.51%
   Parexel International Corp.
   (b)............................            5,000            185,000
  Electronics - 4.82%
   ATMI, Inc. (b).................            4,400            106,700
   Benchmarq Microelectronics,
   Inc. (b).......................           10,000            136,250
   Pittway Corp. .................            5,000            348,125
  Energy Services &
   Producers - 2.57%
   Cal Dive International, Inc.
   (b)............................            4,000             98,000
   Core Laboratories NV (b).......           12,000            216,750
  Financial Services - 2.62%
   Investors Financial Services
   Corp...........................            7,000            322,000
  Food & Beverages - 1.81%
   JP Foodservice, Inc. (b).......            6,000            221,625
  Healthcare/Supplies & Services -
   7.45%
   AmeriSource Health Corp., Cl. A
   (b)............................            2,000            117,500
   Concentra Managed Care, Inc.
   (b)............................            5,000            168,750
   Covance, Inc. (b)..............           10,000            198,750
   FPA Medical Management, Inc.
   (b)............................           15,000            279,375
   Pediatrix Medical Group, Inc.
   (b)............................            3,500            149,625
  Home Builders/Real
   Estate - 2.52%
   Fairfield Communities, Inc.
   (b)............................            7,000            308,875
  Manufacturing - 1.47%
   Ballantyne of Omaha, Inc.
   (b)............................           10,000            180,000
  Industrial Services - 7.90%
   Culligan Water Technologies,
   Inc. (b).......................            4,000            201,000
   Daisytek International Corp.
   (b)............................            5,000            173,750
   IntelliQuest Information Group,
   Inc. (b).......................           10,000            132,500
   Rental Service Corp. (b).......           10,000            245,625
   Rural/Metro Corp. (b)..........            4,000            133,500
   US Rental, Inc. (b)............            3,500             82,250
  Leisure & Entertainment - 1.88%
   Cinar Films, Inc. (b)..........            6,000            230,250

Statements of Investments in Securities and Net Assets         December 31, 1997
--------------------------------------------------------------------------------

Atlas Emerging Growth Fund                  (continued)
--------------------------------------------------------------

                                        shares or            value
                                       face amount          (note 1)
                                     --------------        ----------
  Oil & Gas - 2.94%
   Cross Timbers Oil Co...........             7,000      $    174,563
   Newfield Exploration Co. (b)...             8,000           186,500
  Restaurants - 3.81%
   CKE Restaurants, Inc...........             7,000           294,875
   Star Buffet, Inc. (b)..........            15,000           172,500
  Retail Trade - 5.28%
   Barnett, Inc. (b)..............             5,000           110,000
   North Face (The), Inc. (b).....             9,000           198,000
   Pier 1 Imports, Inc............            15,000           339,375
  Specialty Retailing - 6.16%
   Linens 'N Things, Inc. (b).....             8,000           349,000
   Petco Animal Supplies, Inc.
   (b)............................            10,000           240,000
   Wilmar Industries, Inc. (b)....             7,000           167,123
  Telecommunications - 2.06%
   ACC Corp. (b)..................             5,000           252,500
  Transportation - .95%
   Genesee & Wyoming, Inc. (b)....             5,000           116,875
                                                            ----------
  Total Common Stocks (cost: $9,644,273)                    10,567,762
                                                            ----------
SHORT-TERM SECURITIES - 14.14%
  Triparty Repurchase Agreement
   dated December 31, 1997 with
   Prudential Securities, Inc.,
   effective yield of 6.25%, due
   January 2, 1998, collat-
   eralized by FNMAs, 6.595%, No-
   vember 1, 2025 with a value of
   $1,780,771.....................  $      1,733,975         1,733,975
                                                            ----------
  Total Short-Term Securities (cost: $1,733,975)             1,733,975
                                                            ----------
TOTAL SECURITIES (COST: $11,378,248) - 100.31%              12,301,737
OTHER ASSETS AND LIABILITIES, NET - (0.31)%                    (38,548)
                                                            ----------
NET ASSETS - 100.00%                                      $ 12,263,189
                                                            ==========

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).

(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period the value of these securities amounted to $1,096,728 or 1.86% of net assets in the Balanced Fund, $2,945,505 or 1.53% of net assets in the Growth and Income Fund, $8,133,759 or 17.73% of net assets in the Strategic Income Fund, and $152,551 or 0.43% of net assets in the Global Growth Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(g) Identifies issues considered to be illiquid - See Note 12 to Financial Statements.
(h) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(i) Interest or dividend is paid in kind.
(j)  When-issued security to be delivered and settled after December 31, 1997.
(k) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(l) Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
(m) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    AUD - Australian Dollar        IDR - Indonesian Rupiah
    ARP - Argentine Peso           IEP - Irish Punt
    CAD - Canadian Dollar          INR - Indian Rupee
    CHF - Swiss Franc              ITL - Italian Lira
    CNR - China Renminbi           JPY - Japanese Yen
    CZK - Czech Koruna             KRW - South Korean Won
    DEM - German Deutsche Mark     MXP - Mexican Peso
    DKK - Danish Krone             NOK - Norwegian Krone
    ESP - Spanish Peseta           NZD - New Zealand Dollar
    FIM - Finnish Markka           PLZ - Polish Zloty
    FRF - French Franc             RUR - Russian Ruble
    GBP - British Pound Sterling   SEK - Swedish Krona
    GRD - Greek Drachma            SKK - Slovakian Koruna
    HUF - Hungarian Forint         ZAR - South African Rand

      The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

                                                           CONTRACTS/FACE      EXPIRATION    EXERCISE     PREMIUM    MARKET VALUE
                                                         SUBJECT TO CALL/PUT      DATE        PRICE       RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
(n) A sufficient amount of securities has been designated to cover outstanding written call and put options as follows:

Strategic Income Fund:
German Mark Put Option                                           409,500         3/9/98      1.82 DEM      $2,610      $  2,535
Japanese Yen Put Option                                       54,000,000         1/5/98     125.00 JPY      4,709        16,848
                                                                                                           -------------------
                                                                                                           $7,319      $ 19,383
                                                                                                           ===================

ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
BIG = Bond Investors Guarantee
COP = Certificate of Participation
DECS = Debt Exchangeable for Common Stock
ELKS = Equity-Linked Security Valuation
FGIC = Financial Guarantee Insurance Corporation
FLIRBs = Front Loaded Interest Reduction Bonds
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
LYONS = Liquid Yield Option Notes
MBIA = Municipal Bond Investors Assurance
MIPS = Monthly Income Preferred Shares
PRIDES = Provisionally Redeemable Income Debt Exchangeable for Stock SONYMA = State of New York Mortgage Authority
STRYPES = Structured Yield Product Exchangeable for Stock

Statements of Assets and Liabilities                           December 31, 1997
--------------------------------------------------------------------------------

                                    Money Funds                                             Bond Funds
                                    --------------------------------------------------------------------------------
                                       U.S.            California          National          California         National
                                     Treasury          Municipal          Municipal          Municipal          Municipal
                                    Money Fund         Money Fund         Money Fund         Bond Fund          Bond Fund
                                    --------------------------------------------------------------------------------
ASSETS:
  Investment in securities, at
    identified cost.............    $60,620,097       $ 43,972,590       $  6,511,616       $187,682,935       $56,771,119
                                      =========         ==========         ==========         ==========         =========
  Investment in securities, at
    value.......................    $60,620,097       $ 43,972,590       $  6,511,616       $202,744,713       $61,251,127
  Cash..........................            355             20,496             27,038             15,928            23,483
  Receivables for:
    Sales of investments........              0                  0                  0                  0                 0
    Sales of Fund's shares......        105,766            516,691              1,000             22,541            54,500
    Accrued interest and
      dividends.................              0            374,583             56,767          3,379,947           796,630
    Other.......................              0                  0                  0                  0                 0
  Unrealized appreciation on
  forward foreign currency
  exchange contracts (Note 9)...              0                  0                  0                  0                 0
  Variation margin on futures
  contracts (Note 10)...........              0                  0                  0                  0                 0
  Unamortized organization costs
  (Note 2)......................          1,077                  0                  0              1,077             1,077
                                      ---------         ----------         ----------         ----------         ---------
  Total assets..................     60,727,295         44,884,360          6,596,421        206,164,206        62,126,817
                                      ---------         ----------         ----------         ----------         ---------
LIABILITIES:
  Payables for:
    Purchases of investments....              0                  0                  0          2,112,554                 0
    Redemptions of Fund's
    shares......................        489,223            100,896             12,692            159,365            57,647
    Dividends...................         11,435              5,166              1,311            328,983            94,497
    Repurchases of investments
    under dollar roll
    agreements..................              0                  0                  0                  0                 0
    Accrued expenses............         29,269             27,573              3,744            246,915            73,019
    Other liabilities...........              0                  0                  0                  0                 0
  Variation margin on futures
  contracts (Note 10)...........              0                  0                  0                  0                 0
  Options written, at value
  (premiums received $7,319)
  (Note 11).....................              0                  0                  0                  0                 0
                                      ---------         ----------         ----------         ----------         ---------
  Total liabilities.............        529,927            133,635             17,747          2,847,817           225,163
                                      ---------         ----------         ----------         ----------         ---------
NET ASSETS......................    $60,197,368       $ 44,750,725       $  6,578,674       $203,316,389       $61,901,654
                                      =========         ==========         ==========         ==========         =========
NET ASSETS CONSIST OF:
  Net unrealized appreciation
  (Note 3)......................    $         0       $          0       $          0       $ 15,061,778       $ 4,480,008
  Accumulated net realized gain
  (loss)........................        (20,132)               (85)              (377)             6,430            28,048
  Undistributed net investment
  income (loss).................              0                  0                  0                  0                 0
  Paid in capital...............     60,217,500         44,750,810          6,579,051        188,248,181        57,393,598
                                      ---------         ----------         ----------         ----------         ---------
NET ASSETS......................    $60,197,368       $ 44,750,725       $  6,578,674       $203,316,389       $61,901,654
                                      =========         ==========         ==========         ==========         =========
NET ASSET VALUE PER SHARE:
  Class A
    Net Assets..................    $60,032,810       $ 44,750,725       $  6,578,674       $195,291,803       $58,739,556
    Shares outstanding..........     60,052,900         44,750,810          6,579,051         17,072,137         5,088,487
    Net asset value per share...    $      1.00       $       1.00       $       1.00       $      11.44       $     11.54
    Maximum offering price per
    share (net asset value plus
    sales charge of 3.0% for
    Bond and Stock Funds).......    $      1.00       $       1.00       $       1.00       $      11.79       $     11.90
  Class B
    Net Assets..................    $   164,558                 NA                 NA       $  8,024,586       $ 3,162,098
    Shares outstanding..........        164,600                 NA                 NA            701,109           273,784
    Net asset value per share
    and maximum offering
    price.......................    $      1.00                 NA                 NA       $      11.45       $     11.55
CAPITAL SHARES AUTHORIZED:......     75,000,000        350,000,000        130,000,000         50,000,000        20,000,000
                                      =========         ==========         ==========         ==========         =========

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                    Stock Funds
    -------------------------------------------------------------------------------------------------------------
        U.S.
     Government
    and Mortgage     Strategic                                                                   Emerging
     Securities       Income         Balanced        Growth and       Strategic      Global      Growth
        Fund           Fund            Fund         Income Fund      Growth Fund   Growth Fund   Fund
    -------------------------------------------------------------------------------------------------------------
    $236,019,027    $49,816,676     $48,742,804     $150,463,421     $58,718,048   $31,131,445   $11,378,248
      ==========      =========       =========       ==========       =========     =========     =========
    $240,688,115    $50,233,713     $58,757,987     $185,902,768     $66,701,175   $35,132,221   $12,301,737
             268             14               0                0               0         2,532             0
          43,115      2,695,018               0       12,172,024               0     2,461,279             0
          29,456         35,765         114,461          274,617          65,659        47,122         9,368
       1,227,194        920,700         285,937          440,020          23,646        15,690           704
               0              0             589            3,041           3,376       176,250             0
               0         74,781               0                0               0        36,431             0
               0         17,905               0                0               0             0             0
           1,077              0           1,077            1,077           1,077             0             0
      ----------      ---------       ---------       ----------       ---------     ---------     ---------
     241,989,225     53,977,896      59,160,051      198,793,547      66,794,933    37,871,525    12,311,809
      ----------      ---------       ---------       ----------       ---------     ---------     ---------
               0      7,816,973               0        5,782,230               0     2,609,821             0
         341,004          1,000          10,101          104,839           6,716         8,312        32,100
         407,914        237,300          62,835          646,066          42,037        20,803             0
      31,153,214              0               0                0               0             0             0
         269,447         24,319          75,870          237,623          92,511        61,137        16,520
          16,199              0           3,633                0               0             0             0
               0              0               0                0               0        13,110             0
               0         19,383               0                0               0             0             0
      ----------      ---------       ---------       ----------       ---------     ---------     ---------
      32,187,778      8,098,975         152,439        6,770,758         141,264     2,713,183        48,620
      ----------      ---------       ---------       ----------       ---------     ---------     ---------
    $209,801,447    $45,878,921     $59,007,612     $192,022,789     $66,653,669   $35,158,342   $12,263,189
      ==========      =========       =========       ==========       =========     =========     =========
    $  4,669,088    $   507,661     $10,015,224     $ 35,439,347     $ 7,983,127   $ 3,941,347   $   923,489
     (14,582,414)       (64,706)            (21)         (47,198)            (17)     (203,964)     (171,980)
               0              0             (11)             (27)            (10)        9,893       (38,646)
     219,714,773     45,435,966      48,992,420      156,630,667      58,670,569    31,411,066    11,550,326
      ----------      ---------       ---------       ----------       ---------     ---------     ---------
    $209,801,447    $45,878,921     $59,007,612     $192,022,789     $66,653,669   $35,158,342   $12,263,189
      ==========      =========       =========       ==========       =========     =========     =========
    $202,573,461    $37,830,932     $49,455,600     $173,795,992     $54,309,744   $29,467,566   $10,027,943
      19,867,022      7,334,490       3,498,234        9,213,291       3,319,034     2,322,146       771,518
    $      10.20    $      5.16     $     14.14     $      18.86     $     16.36   $     12.69   $     13.00
           10.52
    $               $      5.32     $     14.58     $      19.44     $     16.87   $     13.08   $     13.40
    $  7,227,986    $ 8,047,989     $ 9,552,012     $ 18,226,797     $12,343,925   $ 5,690,776   $ 2,235,246
         708,817      1,562,566         677,785          969,628         760,972       453,460       172,904
    $      10.20    $      5.15     $     14.09     $      18.80     $     16.22   $     12.55   $     12.93
      50,000,000     50,000,000      20,000,000       20,000,000      10,000,000    15,000,000    15,000,000
      ==========      =========       =========       ==========       =========     =========     =========

Statements of Operations                  For the period ended December 31, 1997
--------------------------------------------------------------------------------

                        Money Funds                                                      Bond Funds
                        -----------------------------------------------------------------------------------------
                                                                      National
                                               California            Municipal            California            National
                        U.S. Treasury           Municipal              Money              Municipal            Municipal
                        Money Fund(1)         Money Fund(1)           Fund(1)            Bond Fund(1)         Bond Fund(1)
                        -----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest........    $   3,427,189         $   1,658,087         $    258,663         $ 10,411,971         $  2,934,228
    Dividends.......                0                     0                    0                    0                    0
                          -----------           -----------           ----------           ----------           ----------
  Total income......        3,427,189             1,658,087              258,663           10,411,971            2,934,228
                          -----------           -----------           ----------           ----------           ----------
  Expenses:
    Management fees
      (Note 6)......          326,835               231,605               34,739            1,005,325              283,043
    12b-1 fees:
      (Note 6)
      Class A.......          163,049               115,802               17,369              440,708              122,838
      Class B.......            1,109                     0                    0               47,167               18,233
    Transfer agency
      fees and
      expenses......          111,426                32,772                9,687              118,757               53,614
    Custodian fees
      and
      expenses......           40,133                43,123               13,546              107,141               32,754
    Directors'
      fees..........            3,298                 2,325                  350                9,197                2,589
    Registration
      fees..........            3,038                 4,134                1,030                2,072                1,657
    Accounting and
      legal fees....           14,162                12,879               12,384               17,805               16,147
    Printing and
      postage.......           13,735                 4,868                1,262               17,661                6,468
    Other...........            4,220                 2,806                  374                9,311                2,923
                          -----------           -----------           ----------           ----------           ----------
  Gross expenses....          681,005               450,314               90,741            1,775,144              540,266
    Waiver of
      management
      fees (Note
      6)............          (96,639)              (37,116)             (25,920)                   0                 (287)
    Waiver of 12b-1
      fees: (Note 6)
      Class A.......         (163,049)             (115,802)             (17,369)                   0                 (581)
      Class B.......                0                     0                    0                    0                    0
  Expense
    reimbursement
    (Note 6)........          (16,284)                    0                    0              (16,307)             (15,342)
                          -----------           -----------           ----------           ----------           ----------
  Net expenses......          405,033               297,396               47,452            1,758,837              524,056
                          -----------           -----------           ----------           ----------           ----------
  Net investment
    income (loss)...        3,022,156             1,360,691              211,211            8,653,134            2,410,172
                          -----------           -----------           ----------           ----------           ----------
REALIZED GAIN (LOSS) AND UNREALIZED
APPRECIATION (DEPRECIATION) ON
INVESTMENTS AND FOREIGN CURRENCY:
  Realized gain
    (loss):
    Proceeds from
    sales (including
    premiums on
    options
    exercised)......      393,373,904           117,046,250           24,452,300           28,554,854           10,907,098
    Cost of
      securities
      sold..........     (393,383,858)         (117,046,250)         (24,452,300)         (27,080,232)         (10,508,548)
    Gain (loss) on
    closing of
    future
    contracts.......                0                     0                    0                    0                    0
    Gain on closing
    and expiration
    of options
    written.........                0                     0                    0                    0                    0
    Gain (loss) on
    foreign currency
    transactions....                0                     0                    0                    0                    0
                          -----------           -----------           ----------           ----------           ----------
  Net realized gain
    (loss)..........           (9,954)                    0                    0            1,474,622              398,550
                          -----------           -----------           ----------           ----------           ----------
  Unrealized
    appreciation:
    Beginning of
      period........                0                     0                    0           11,072,901            3,030,902
    End of period...                0                     0                    0           15,061,778            4,480,008
                          -----------           -----------           ----------           ----------           ----------
  Unrealized
    appreciation....                0                     0                    0            3,988,877            1,449,106
                          -----------           -----------           ----------           ----------           ----------
  Net realized gain
  (loss) and
  unrealized
  appreciation on
  investments and
  foreign
  currency..........           (9,954)                    0                    0            5,463,499            1,847,656
                          -----------           -----------           ----------           ----------           ----------
  Net increase in
  net assets
  resulting from
  operations........    $   3,012,202         $   1,360,691         $    211,211         $ 14,116,633         $  4,257,828
                          ===========           ===========           ==========           ==========           ==========

(1) For the year ended December 31, 1997.

(2) For the period April 30, 1997 (inception of operations) to December 31,
    1997.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                         Stock Funds
    --------------------------------------------------------------------------------------------------------------------
    U.S. Government
     and Mortgage        Strategic                        Growth and        Strategic          Global         Emerging
      Securities           Income         Balanced          Income            Growth           Growth          Growth
        Fund(1)           Fund(1)          Fund(1)          Fund(1)          Fund(1)          Fund(1)          Fund(2)
    -------------------------------------------------------------------------------------------------------------------------
     $  16,521,554      $  2,990,339     $ 1,315,521     $    773,746      $   604,900      $   187,016      $    45,551
                 0            27,611         870,648        2,023,703          409,170          289,691            3,000
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
        16,521,554         3,017,950       2,186,169        2,797,449        1,014,070          476,707           48,551
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
         1,180,928           267,201         319,681        1,138,054          341,483          216,090           43,175
           521,106            75,452          96,893          393,335           98,706           57,327            8,863
            46,836            40,791          51,527          118,032           69,178           31,265            6,400
           225,687            50,832          55,125          146,585           60,779           42,995           20,623
           193,356           110,382          37,814          121,870           36,003          105,056           21,877
            10,827             1,776           2,283            8,683            2,426            1,346              261
             2,211             6,100           5,387            3,277            8,200            4,559            2,813
            18,213            18,106          13,862           15,467           13,943           13,672            8,955
            34,571             6,307          10,319           33,725           12,819            7,860            2,221
            16,348             2,468           4,172           20,587            4,788            3,808            2,498
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
         2,250,083           579,415         597,063        1,999,615          648,325          483,978          117,686
                 0          (265,363)              0                0                0           (3,378)          (5,515)
                 0           (75,453)              0                0                0           (5,342)          (8,629)
                 0                 0               0          (18,853)               0                0                0
           (14,853)          (50,727)        (14,589)         (13,763)         (10,601)         (13,890)         (16,345)
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
         2,235,230           187,872         582,474        1,966,999          637,724          461,368           87,197
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
        14,286,324         2,830,078       1,603,695          830,450          376,346           15,339          (38,646)
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
        41,810,808        83,274,399       5,317,289      194,327,896       31,478,314       15,430,965        1,281,992
       (42,054,900)      (83,251,761)     (4,078,207)    (164,070,709)     (26,580,056)     (12,924,611)      (1,453,972)
                 0            29,533               0                0                0         (206,371)               0
                 0           128,801               0           82,735                0                0                0
                 0           263,769           1,479              470                0          (60,278)               0
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
          (244,092)          444,741       1,240,561       30,340,392        4,898,258        2,239,705         (171,980)
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
         1,919,134           462,501       3,412,371       26,292,047        3,487,512        1,001,989                0
         4,669,088           507,661      10,015,224       35,439,347        7,983,127        3,941,347          923,489
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
         2,749,954            45,160       6,602,853        9,147,300        4,495,615        2,939,358          923,489
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
         2,505,862           489,901       7,843,414       39,487,692        9,393,873        5,179,063          751,509
       -----------        ----------       ---------     ------------      -----------      -----------        ---------
     $  16,792,186      $  3,319,979     $ 9,447,109     $ 40,318,142      $ 9,770,219      $ 5,194,402      $   712,863
       ===========        ==========       =========     ============      ===========      ===========        =========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                       Money Funds
                       ---------------------------------------------------------------------------------------
                                                           California Municipal Money          National Municipal Money
                       U.S. Treasury Money Fund            Fund                                Fund
                       ---------------------------------------------------------------------------------------
                         1997(1)           1996(2)           1997(1)           1996(2)           1997(1)          1996(2)
OPERATIONS:
  Net investment
  income (loss)...     $  3,022,156      $  2,749,893      $  1,360,691      $  1,056,490      $   211,211      $   215,006
  Net realized
  gain (loss) on
  investments and
  foreign
  currency........           (9,954)          (10,178)                0               (85)               0             (377)
  Net unrealized
  appreciation
  (depreciation)
  on investments
  and foreign
  currency........                0                 0                 0                 0                0                0
                         ----------        ----------        ----------        ----------        ---------        ---------
  Net increase in
  net assets
  resulting from
  operations......        3,012,202         2,739,715         1,360,691         1,056,405          211,211          214,629
                         ----------        ----------        ----------        ----------        ---------        ---------
DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
  Dividends from
  net investment
  income:
    Class A.......       (3,016,389)       (2,745,028)       (1,360,691)       (1,056,490)        (211,211)        (215,006)
    Class B.......           (5,767)           (4,865)               NA                NA               NA               NA
  Distributions
  from net
  realized gain on
  investments:
    Class A.......                0                 0                 0                 0                0                0
    Class B.......                0                 0                NA                NA               NA               NA
  Distributions in
  excess of net
  realized gain on
  investments:
    Class A.......                0                 0                 0                 0                0                0
    Class B.......                0                 0                NA                NA               NA               NA
                         ----------        ----------        ----------        ----------        ---------        ---------
  Total
    distributions:
    Class A.......       (3,016,389)       (2,745,028)       (1,360,691)       (1,056,490)        (211,211)        (215,006)
    Class B.......           (5,767)           (4,865)               NA                NA               NA               NA
                         ----------        ----------        ----------        ----------        ---------        ---------
CAPITAL SHARE
  TRANSACTIONS:
  (NOTE 4)
  Proceeds from
  shares sold:
    Class A.......       68,097,818        75,634,378        35,349,812        20,788,077        4,627,679        5,107,216
    Class B.......          516,184           168,652                NA                NA               NA               NA
  Proceeds from
  shares issued in
  reinvestment of
  net investment
  income dividends
  and capital gain
  dividends:
    Class A.......        2,850,286         2,546,526         1,301,283         1,001,220          195,422          198,379
    Class B.......            5,656             4,762                NA                NA               NA               NA
  Proceeds from
  shares issued in
  plan of
  reorganization:
  (Note 7)
    Class A.......               NA                NA                NA                NA               NA               NA
    Class B.......               NA                NA                NA                NA               NA               NA
  Cost of shares
  redeemed:
    Class A.......      (76,384,832)      (64,076,015)      (29,255,049)      (23,873,824)      (5,758,124)      (5,651,446)
    Class B.......         (477,242)         (166,383)               NA                NA               NA               NA
                         ----------        ----------        ----------        ----------        ---------        ---------
  Net increase
  (decrease) in
  net assets
  resulting from
  capital share
  transactions:
    Class A.......       (5,436,728)       14,104,889         7,396,046        (2,084,527)        (935,023)        (345,851)
    Class B.......           44,598             7,031                NA                NA               NA               NA
                         ----------        ----------        ----------        ----------        ---------        ---------
  Net increase
  (decrease) in
  net assets......       (5,402,084)       14,101,742         7,396,046        (2,084,612)        (935,023)        (346,228)
NET ASSETS:
  Beginning of
  period..........       65,599,452        51,497,710        37,354,679        39,439,291        7,513,697        7,859,925
                         ----------        ----------        ----------        ----------        ---------        ---------
  End of period...     $ 60,197,368      $ 65,599,452      $ 44,750,725      $ 37,354,679      $ 6,578,674      $ 7,513,697
                         ==========        ==========        ==========        ==========        =========        =========

(1) For the year ended December 31, 1997.

(2) For the year ended December 31, 1996.

(3) For the period May 20, 1996 (inception of operations) to December 31, 1996.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Bond Funds
    ---------------------------------------------------------------------------------------------------------------------
                                                                                        U.S. Government and
    California Municipal Bond Fund              National Municipal Bond Fund            Mortgage Securities Fund
    ---------------------------------------------------------------------------------------------------------------------
       1997(1)               1996(2)              1997(1)             1996(2)             1997(1)              1996(2)
    $   8,653,134          $  8,802,217         $ 2,410,172         $ 2,398,469         $ 14,286,324         $ 16,261,312
        1,474,622             1,168,842             398,550             518,915             (244,092)          (1,491,838)
        3,988,877            (2,969,666)          1,449,106          (1,130,455)           2,749,954           (4,326,727)
      -----------            ----------           ---------           ---------           ----------           ----------
       14,116,633             7,001,393           4,257,828           1,786,929           16,792,186           10,442,747
      -----------            ----------           ---------           ---------           ----------           ----------
       (8,385,957)           (8,617,419)         (2,307,579)         (2,337,023)         (13,901,440)         (15,943,843)
         (267,177)             (184,798)           (102,593)            (61,446)            (384,884)            (317,469)
         (685,771)                    0            (351,308)           (244,585)                   0                    0
          (28,111)                    0             (18,891)             (9,623)                   0                    0
                0                     0                   0                   0                    0                    0
                0                     0                   0                   0                    0                    0
      -----------            ----------           ---------           ---------           ----------           ----------
       (9,071,728)           (8,617,419)         (2,658,887)         (2,581,608)         (13,901,440)         (15,943,843)
         (295,288)             (184,798)           (121,484)            (71,069)            (384,884)            (317,469)
      -----------            ----------           ---------           ---------           ----------           ----------
       13,919,901            14,885,665           3,123,494           2,984,690           13,088,394           19,760,191
        2,370,366             2,236,769             998,091             944,259            1,753,314            2,808,568
        6,400,559             6,059,281           2,097,782           2,051,732            8,705,129            9,993,486
          223,688               142,396             106,431              58,955              264,317              222,729
       16,888,793                    NA           9,809,295                  NA            3,487,178                   NA
          580,661                    NA             250,984                  NA              316,243                   NA
      (24,081,818)          (25,832,437)         (7,289,081)         (7,971,452)         (49,439,078)         (55,336,871)
         (688,795)             (182,019)           (221,250)            (92,044)          (1,069,258)            (853,491)
      -----------            ----------           ---------           ---------           ----------           ----------
       13,127,435            (4,887,491)          7,741,490          (2,935,030)         (24,158,377)         (25,583,194)
        2,485,920             2,197,146           1,134,256             911,170            1,264,616            2,177,806
      -----------            ----------           ---------           ---------           ----------           ----------
       20,362,972            (4,491,169)         10,353,203          (2,889,608)         (20,387,899)         (29,223,953)
      182,953,417           187,444,586          51,548,451          54,438,059          230,189,346          259,413,299
      -----------            ----------           ---------           ---------           ----------           ----------
    $ 203,316,389          $182,953,417         $61,901,654         $51,548,451         $209,801,447         $230,189,346
      ===========            ==========           =========           =========           ==========           ==========

    Bond Funds

    --------------------------------
        Strategic Income Fund
    --------------------------------
       1997(1)               1996(3)
      $ 2,830,078     $   553,376
          444,741          50,719
           45,160         462,501
        ---------       ---------
        3,319,979       1,066,596
        ---------       ---------
       (2,432,367)       (502,136)
         (397,711)        (51,240)
         (348,740)        (43,471)
          (74,340)         (7,248)
          (53,357)        (18,565)
          (11,349)         (3,096)
        ---------       ---------
       (2,834,464)       (564,172)
         (483,400)        (61,584)
        ---------       ---------
       27,268,285      17,647,743
        5,458,885       2,909,870
        1,398,356         146,503
          298,986          38,753
               NA              NA
               NA              NA
       (8,718,703)       (317,560)
         (656,792)        (38,360)
        ---------       ---------
       19,947,938      17,476,686
        5,101,079       2,910,263
        ---------       ---------
       25,051,132      20,827,789
       20,827,789               0
        ---------       ---------
      $45,878,921     $20,827,789
        =========       =========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                       Stock Funds
                       ---------------------------------------------------------------------------------------
                       Balanced Fund                       Growth and Income Fund              Strategic Growth Fund
                       ---------------------------------------------------------------------------------------
                         1997(1)           1996(2)           1997(1)           1996(2)           1997(1)          1996(2)
OPERATIONS:
  Net investment
  income (loss)...     $  1,603,695      $    946,509      $    830,450      $    999,904      $   376,346      $   206,337
  Net realized
  gain (loss) on
  investments and
  foreign
  currency........        1,240,561           890,777        30,340,392         9,131,529        4,898,258        2,797,477
  Net unrealized
  appreciation
  (depreciation)
  on investments
  and foreign
  currency........        6,602,853         1,902,885         9,147,300        12,724,191        4,495,615        1,529,213
                       ------------      ------------      ------------      ------------      -----------      -----------
  Net increase in
  net assets
  resulting from
  operations......        9,447,109         3,740,171        40,318,142        22,855,624        9,770,219        4,533,027
                       ------------      ------------      ------------      ------------      -----------      -----------
DISTRIBUTIONS PAID
  TO SHAREHOLDERS:
  Dividends from
  net investment
  income:
    Class A.......       (1,386,825)         (824,900)         (806,041)         (966,669)        (343,591)        (181,354)
    Class B.......         (216,881)         (121,604)          (24,417)          (33,241)         (32,774)         (24,971)
  Distributions
  from net
  realized gain of
  investments:
    Class A.......       (1,038,635)         (762,138)      (27,435,529)       (8,366,846)      (3,980,719)      (2,225,041)
    Class B.......         (201,932)         (125,529)       (2,892,139)         (753,594)        (917,571)        (570,429)
  Distributions in
  excess of net
  realized gain of
  investments:
    Class A.......                0                 0           (42,719)                0                0                0
    Class B.......                0                 0            (4,479)                0                0                0
                       ------------      ------------      ------------      ------------      -----------      -----------
  Total
  distributions:
    Class A.......       (2,425,460)       (1,587,038)      (28,284,289)       (9,333,515)      (4,324,310)      (2,406,395)
    Class B.......         (418,813)         (247,133)       (2,921,035)         (786,835)        (950,345)        (595,400)
                       ------------      ------------      ------------      ------------      -----------      -----------
CAPITAL SHARE
  TRANSACTIONS:
  (NOTE 4)
  Proceeds from
    shares sold:
    Class A.......       17,048,097        16,897,407        29,480,304        47,873,675       28,322,529       10,438,012
    Class B.......        3,970,037         2,961,819         3,625,538         7,307,370        5,429,227        2,664,228
  Proceeds from
  shares issued in
  reinvestment of
  net investment
  income dividends
  and capital gain
  dividends:
    Class A.......        2,319,578         1,486,308        27,713,680         9,153,241        4,304,676        2,287,390
    Class B.......          393,826           231,526         2,839,849           762,322          934,030          592,938
  Proceeds from
  shares issued in
  plan of
  reorganization:
  (Note 7)
    Class A.......               NA                NA                NA                NA               NA               NA
    Class B.......               NA                NA                NA                NA               NA               NA
  Cost of shares
  redeemed:
    Class A.......       (4,835,402)       (4,286,818)      (30,472,282)      (23,511,110)      (4,215,490)      (3,945,389)
    Class B.......         (582,207)         (284,553)       (1,308,132)         (642,873)        (559,000)        (181,623)
                       ------------      ------------      ------------      ------------      -----------      -----------
  Net increase
  (decrease) in
  net assets
  resulting from
  capital share
  transactions:
    Class A.......       14,532,273        14,096,897        26,721,702        33,515,806       28,411,715        8,780,013
    Class B.......        3,781,656         2,908,792         5,157,255         7,426,819        5,804,257        3,075,543
                       ------------      ------------      ------------      ------------      -----------      -----------
  Net increase
  (decrease) in
  net assets......       24,916,765        18,911,689        40,991,775        53,677,899       38,711,536       13,386,788
NET ASSETS:
  Beginning of
  period..........       34,090,847        15,179,158       151,031,014        97,353,115       27,942,133       14,555,345
                       ------------      ------------      ------------      ------------      -----------      -----------
  End of period...     $ 59,007,612      $ 34,090,847      $192,022,789      $151,031,014      $66,653,669      $27,942,133
                       ============      ============      ============      ============      ===========      ===========

(1) For the year ended December 31, 1997.

(2) For the year ended December 31, 1996.

(3) For the period April 15, 1996 (inception of operations) to December 31,
    1996.

(4) For the period April 30, 1997 (inception of operations) to December 31,
    1997.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

           ---------------------------------------------
                                               Emerging
           Global Growth Fund                  Growth Fund
           ---------------------------------------------
             1997(1)          1996(3)          1997(4)
           $    15,339      $     1,416          $   (38,646)
             2,239,705          373,289             (171,980)
             2,939,358        1,001,989              923,489
           -----------      -----------          -----------
             5,194,402        1,376,694              712,863
           -----------      -----------          -----------
                  (179)          (6,683)                   0
                     0                0                    0
            (1,858,023)        (320,918)                   0
              (363,901)         (52,371)                   0
              (170,942)         (15,289)                   0
               (33,022)          (2,492)                   0
           -----------      -----------          -----------
            (2,029,144)        (342,890)                   0
              (396,923)         (54,863)                   0
           -----------      -----------          -----------
            16,216,002       12,713,597            9,939,204
             2,980,894        2,049,552            2,304,201
             2,014,769          282,062                    0
               392,224           54,793                    0
                    NA               NA                   NA
                    NA               NA                   NA
            (4,745,878)        (306,945)            (576,187)
              (230,205)          (9,799)            (116,892)
           -----------      -----------          -----------
            13,484,893       12,688,714            9,363,017
             3,142,913        2,094,546            2,187,309
           -----------      -----------          -----------
            19,396,141       15,762,201           12,263,189
            15,762,201                0                    0
           -----------      -----------          -----------
           $35,158,342      $15,762,201          $12,263,189
           ===========      ===========          ===========


Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                        Money Funds
                                        -------------------------------------------------------------------------------------------
                                        U.S. Treasury Money Fund
                                        Class A                                                                 Class B
                                        -------------------------------------------------------------------------------------------
                                        1997(1)     1996(1)     1995(1)     1994(1)     1993(1)     1992(2)     1997(1)     1996(1)
Net asset value, beginning of period... $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                          -----       -----       -----       -----       -----       -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........   0.046       0.046       0.050       0.036       0.030       0.023       0.039       0.040
 Net gain or loss on securities (both
 realized and unrealized)..............   0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000
                                          -----       -----       -----       -----       -----       -----       -----       -----
 Total from investment operations......   0.046       0.046       0.050       0.036       0.030       0.023       0.039       0.040
                                          -----       -----       -----       -----       -----       -----       -----       -----
LESS DISTRIBUTIONS:
 Dividends (from net investment
   income).............................  (0.046)     (0.046)     (0.050)     (0.036)     (0.030)     (0.023)     (0.039)     (0.040)
 Distributions (from realized capital
 gains)................................   0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000
 Distributions (in excess of realized
 gains)................................   0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000
                                          -----       -----       -----       -----       -----       -----       -----       -----
 Total distributions...................  (0.046)     (0.046)     (0.050)     (0.036)     (0.030)     (0.023)     (0.039)     (0.040)
                                          -----       -----       -----       -----       -----       -----       -----       -----
Net asset value, end of period......... $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                          =====       =====       =====       =====       =====       =====       =====       =====
Total return(5)........................    4.73%       4.74%       5.13%       3.67%       3.03%       2.32%       3.95%       4.07%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)..... $60,033     $65,479     $51,385     $33,448     $14,168     $ 7,632     $   165     $   120
 Ratio of expenses to average net
 assets (annualized)(7)................    0.62%       0.52%       0.64%       0.46%       0.15%       0.00%       1.37%       1.18%
 Ratio of net investment income to
 average net assets (annualized).......    4.63%       4.63%       4.99%       3.75%       2.98%       3.32%       3.90%       3.95%
 Portfolio turnover rate (Note 5)......      --          --          --          --          --          --          --          --
 Average commission rate paid(6).......      --          --          --          --          --          --          --          --

                                        Money Funds


                                        -------------------------
                                        U.S. Treasury Money Fund
                                        Class B
                                        -------------------------

                                        1995(1)     1994(3)
Net asset value, beginning of period...  $  1.00     $  1.00
                                           -----       -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..........    0.044       0.018
 Net gain or loss on securities (both
 realized and unrealized)..............    0.000       0.000
                                           -----       -----
 Total from investment operations......    0.044       0.018
                                           -----       -----
LESS DISTRIBUTIONS:
 Dividends (from net investment
   income).............................   (0.044)     (0.018)
 Distributions (from realized capital
 gains)................................    0.000       0.000
 Distributions (in excess of realized
 gains)................................    0.000       0.000
                                           -----       -----
 Total distributions...................   (0.044)     (0.018)
                                           -----       -----
Net asset value, end of period.........  $  1.00     $  1.00
                                           =====       =====
Total return(5)........................     4.45%       3.53%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's).....  $   113     $    28
 Ratio of expenses to average net
 assets (annualized)(7)................     1.24%       1.13%
 Ratio of net investment income to
 average net assets (annualized).......     4.34%       3.71%
 Portfolio turnover rate (Note 5)......       --          --
 Average commission rate paid(6).......       --          --

(1) For the year ended December 31.

(2) For the period May 1, 1992 (inception of operations) to December 31, 1992.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(5) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(6) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(7) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                         Class A                                                                         Class B
Period Ended                             1997      1996      1995      1994      1993      1992      1991      1990      1997
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund...............  1.02%     1.02%     1.05%     1.08%     1.10%     1.37%       NA        NA      3.25%
California Municipal Money Fund........  0.97%     1.00%     1.00%     1.00%     0.98%     1.03%     1.13%     1.50%       NA
National Municipal Money Fund..........  1.31%     1.32%     1.29%     1.25%     1.28%     1.35%     1.51%     1.93%       NA

                                            CLASS B
Period Ended                             1996      1995      1994
--------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Fund...............  3.25%     3.25%     3.25%
California Municipal Money Fund........    NA        NA        NA
National Municipal Money Fund..........    NA        NA        NA


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------
                                                                                                          National Municipal
        California Municipal Money Fund                                                                   Money Fund
        Class A                                                                                           Class A
        ---------------------------------------------------------------------------------------------------------------------
        1997(1)     1996(1)     1995(1)     1994(1)     1993(1)     1992(1)     1991(1)     1990(4)       1997(1)     1996(1)
        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00       $  1.00     $  1.00
          -----       -----       -----       -----       -----       -----       -----       -----         -----       -----
          0.029       0.028       0.032       0.024       0.021       0.027       0.045       0.052         0.030       0.029
          0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000         0.000       0.000
          -----       -----       -----       -----       -----       -----       -----       -----         -----       -----
          0.029       0.028       0.032       0.024       0.021       0.027       0.045       0.052         0.030       0.029
          -----       -----       -----       -----       -----       -----       -----       -----         -----       -----
         (0.029)     (0.028)     (0.032)     (0.024)     (0.021)     (0.027)     (0.045)     (0.052)       (0.030)     (0.029)
          0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000         0.000       0.000
          0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000         0.000       0.000
          -----       -----       -----       -----       -----       -----       -----       -----         -----       -----
         (0.029)     (0.028)     (0.032)     (0.024)     (0.021)     (0.027)     (0.045)     (0.052)       (0.030)     (0.029)
          -----       -----       -----       -----       -----       -----       -----       -----         -----       -----
        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00       $  1.00     $  1.00
          =====       =====       =====       =====       =====       =====       =====       =====         =====       =====
           2.97%       2.82%       3.22%       2.47%       2.13%       2.75%       4.61%       5.40%         3.09%       2.96%
        $44,751     $37,355     $39,439     $42,979     $45,784     $55,890     $59,007     $20,190       $ 6,579     $ 7,514

           0.64%       0.63%       0.67%       0.46%       0.48%       0.46%       0.00%       0.00%         0.68%       0.68%

           2.94%       2.78%       3.18%       2.44%       2.10%       2.73%       4.47%       5.50%         3.04%       2.92%
             --          --          --          --          --          --          --          --             --         --
             --          --          --          --          --          --          --          --             --         --

      ------------------------------
      National Municipal Money Fund
      Class A
      ------------------------------

       1995(1)    1994(1)     1993(1)     1992(1)     1991(1)     1990(4)
       -------    -------     -------     -------     -------     -------
      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
        -----       -----       -----       -----       -----       -----
        0.032       0.026       0.022       0.029       0.048       0.055

        0.000       0.000       0.000       0.000       0.000       0.000
        -----       -----       -----       -----       -----       -----

        0.032       0.026       0.022       0.029       0.048       0.055
        -----       -----       -----       -----       -----       -----
       (0.032)     (0.026)     (0.022)     (0.029)     (0.048)     (0.055)
        0.000       0.000       0.000       0.000       0.000       0.000
        0.000       0.000       0.000       0.000       0.000       0.000
        -----       -----       -----       -----       -----       -----
       (0.032)     (0.026)     (0.022)     (0.029)     (0.048)     (0.055)
        -----       -----       -----       -----       -----       -----
      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
        =====       =====       =====       =====       =====       =====
         3.26%       2.60%       2.25%       2.94%       4.87%       5.66%
      $ 7,860     $10,110     $ 9,424     $ 8,139     $ 9,816     $ 4,150

         0.75%       0.49%       0.55%       0.54%       0.00%       0.00%

         3.21%       2.57%       2.23%       2.92%       4.71%       5.79%
           --          --          --          --          --          --
           --          --          --          --          --          --

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                            Bond Funds
                                            --------------------------------------------------------------------------------
                                            California Municipal Bond Fund
                                            Class A
                                            --------------------------------------------------------------------------------
                                            1997(1)     1996(1)     1995(1)     1994(1)     1993(1)     1992(1)     1991(1)
Net asset value, beginning of period....... $  11.15    $  11.26    $  10.31    $  11.56    $  10.74    $  10.64    $  10.12
                                              ------      ------      ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..............     0.53        0.53        0.54        0.59        0.59        0.60        0.66
 Net gain or loss on securities (both
 realized and unrealized)..................     0.33       (0.11)       0.95       (1.25)       0.83        0.21        0.56
                                              ------      ------      ------      ------      ------      ------      ------
 Total from investment operations..........     0.86        0.42        1.49       (0.66)       1.42        0.81        1.22
                                              ------      ------      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
 Dividends (from net investment income)....    (0.53)      (0.53)      (0.54)      (0.59)      (0.59)      (0.60)      (0.66)
 Distributions (from realized capital
 gains)....................................    (0.04)       0.00        0.00        0.00       (0.01)      (0.11)      (0.04)
 Distributions (in excess of realized
 gains)....................................     0.00        0.00        0.00        0.00        0.00        0.00        0.00
                                              ------      ------      ------      ------      ------      ------      ------
 Total distributions.......................    (0.57)      (0.53)      (0.54)      (0.59)      (0.60)      (0.71)      (0.70)
                                              ------      ------      ------      ------      ------      ------      ------
Net asset value, end of period............. $  11.44    $  11.15    $  11.26    $  10.31    $  11.56    $  10.74    $  10.64
                                              ======      ======      ======      ======      ======      ======      ======
Total return(4)............................     7.97%       3.90%      14.76%      -5.83%      13.52%       7.86%      12.53%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)........... $195,292    $177,593    $184,283    $171,768    $197,394    $141,108    $106,592
 Ratio of expenses to average net assets
 (annualized)(6)...........................     0.95%       0.96%       0.93%       0.57%       0.53%       0.54%       0.00%
 Ratio of net investment income to average
 net assets (annualized)...................     4.76%       4.82%       4.98%       5.43%       5.25%       5.66%       6.43%
 Portfolio turnover rate (Note 5)..........    15.95%      29.28%      25.90%      30.32%       7.44%      46.55%      30.61%
 Average commission rate paid(5)...........       --          --          --          --          --          --          --

                                            Bond Funds
                                            ------------------------------------------------
                                            California Municipal Bond Fund
                                            Class A     Class B
                                            ------------------------------------------------
                                            1990(2)     1997(1)   1996(1)   1995(1)   1994(3)
Net asset value, beginning of period.......  $ 10.00    $11.15    $11.26    $10.32    $10.74
                                               -----      ----      ----      ----      ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..............     0.65      0.48      0.48      0.48      0.25
 Net gain or loss on securities (both
 realized and unrealized)..................     0.12      0.34     (0.11)     0.94     (0.42)
                                               -----      ----      ----      ----      ----
 Total from investment operations..........     0.77      0.82      0.37      1.42     (0.17)
                                               -----      ----      ----      ----      ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)....    (0.65)    (0.48)    (0.48)    (0.48)    (0.25)
 Distributions (from realized capital
 gains)....................................     0.00     (0.04)     0.00      0.00      0.00
 Distributions (in excess of realized
 gains)....................................     0.00      0.00      0.00      0.00      0.00
                                               -----      ----      ----      ----      ----
 Total distributions.......................    (0.65)    (0.52)    (0.48)    (0.48)    (0.25)
                                               -----      ----      ----      ----      ----
Net asset value, end of period.............  $ 10.12    $11.45    $11.15    $11.26    $10.32
                                               =====      ====      ====      ====      ====
Total return(4)............................     9.38%     7.53%     3.39%    14.05%    -1.59%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)...........  $20,329    $8,025    $5,360    $3,162    $1,416
 Ratio of expenses to average net assets
 (annualized)(6)...........................     0.00%     1.45%     1.46%     1.46%     1.28%
 Ratio of net investment income to average
 net assets (annualized)...................     7.13%     4.24%     4.33%     4.42%     4.91%
 Portfolio turnover rate (Note 5)..........    64.18%    15.95%    29.28%    25.90%    30.32%
 Average commission rate paid(5)...........       --        --        --        --        --

(1) For the year ended December 31.

(2) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(5) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(6) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:


                                                 Class A                                                                Class B
                Period Ended                     1997     1996     1995     1994     1993    1992     1991     1990     1997
-----------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund...............    0.95%    0.96%    0.96%    0.97%    0.98%    1.04%    1.14%    1.70%    1.70%
National Municipal Bond Fund.................    1.00%    1.01%    1.05%    1.06%    1.06%    1.16%    1.33%    2.64%    2.13%

                                               Class B
                Period Ended                   1996     1995     1994
-----------------------------------------------------------------------------------------------------------------------------
California Municipal Bond Fund...............  1.83%    2.24%    3.25%
National Municipal Bond Fund.................  2.29%    3.25%    3.25%

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Bond Funds
-------------------------------------------------------------------------------------------------------------------------------
    National Municipal Bond Fund
    Class A                                                                                        Class B
-------------------------------------------------------------------------------------------------------------------------------
    1997(1)     1996(1)     1995(1)     1994(1)     1993(1)     1992(1)     1991(1)     1990(2)    1997(1)    1996(1)    1995(1)
    $ 11.21     $ 11.39     $ 10.41     $ 11.61     $ 10.80     $ 10.61     $ 10.03     $10.00     $11.21     $11.39     $10.41
      -----       -----       -----       -----       -----       -----       -----       ----       ----       ----       ----
       0.53        0.52        0.53        0.58        0.60        0.60        0.68       0.66       0.48       0.46       0.47
       0.40       (0.12)       0.98       (1.20)       0.82        0.32        0.60       0.03       0.41      (0.12)      0.98
      -----       -----       -----       -----       -----       -----       -----       ----       ----       ----       ----
       0.93        0.40        1.51       (0.62)       1.42        0.92        1.28       0.69       0.89       0.34       1.45
      -----       -----       -----       -----       -----       -----       -----       ----       ----       ----       ----
      (0.53)      (0.52)      (0.53)      (0.58)      (0.60)      (0.60)      (0.68)     (0.66)     (0.48)     (0.46)     (0.47)
      (0.07)      (0.06)       0.00        0.00       (0.01)      (0.13)      (0.02)      0.00      (0.07)     (0.06)      0.00
       0.00        0.00        0.00        0.00        0.00        0.00        0.00       0.00       0.00       0.00       0.00
      -----       -----       -----       -----       -----       -----       -----       ----       ----       ----       ----
      (0.60)      (0.58)      (0.53)      (0.58)      (0.61)      (0.73)      (0.70)     (0.66)     (0.55)     (0.52)     (0.47)
      -----       -----       -----       -----       -----       -----       -----       ----       ----       ----       ----
    $ 11.54     $ 11.21     $ 11.39     $ 10.41     $ 11.61     $ 10.80     $ 10.61     $10.03     $11.55     $11.21     $11.39
      =====       =====       =====       =====       =====       =====       =====       ====       ====       ====       ====
       8.56%       3.58%      14.76%      -5.41%      13.39%       8.97%      13.22%      8.52%      8.11%      3.07%     14.16%
    $58,740     $49,597     $53,387     $50,037     $57,590     $39,463     $26,432     $3,261     $3,162     $1,952     $1,051
       1.00%       1.01%       0.91%       0.57%       0.50%       0.54%       0.00%      0.00%      1.50%      1.51%      1.44%
       4.72%       4.63%       4.79%       5.35%       5.29%       5.61%       6.59%      7.20%      4.21%      4.14%      4.22%
      21.80%      44.76%      53.43%      37.52%       3.72%      39.20%      14.47%     15.37%     21.80%     44.76%     54.30%
         --          --          --          --          --          --          --         --         --         --         --

----------------------------
National Municipal Bond Fund
Class B
----------------------------
      1994(3)
      $10.76
        ----
        0.24
       (0.35)
        ----
       (0.11)
        ----
       (0.24)
        0.00
        0.00
        ----
       (0.24)
        ----
      $10.41
        ====
       -0.99%
      $  342
        1.28%
        4.72%
       37.52%
          --

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                         Bond Funds
                                         --------------------------------------------------------------------------------------
                                         U.S. Government and Mortgage Securities Fund
                                         Class A
                                         --------------------------------------------------------------------------------------
                                         1997(1)      1996(1)      1995(1)      1994(1)      1993(1)      1992(1)      1991(1)
Net asset value, beginning of period.... $  10.07     $  10.30     $   9.55     $  10.60     $  10.57     $  10.59     $  10.02
                                           ------       ------       ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...........     0.67         0.67         0.69         0.70         0.74         0.82         0.91
 Net gain or loss on securities (both
 realized and unrealized)...............     0.13        (0.23)        0.75        (1.05)        0.03        (0.02)        0.57
                                           ------       ------       ------       ------       ------       ------       ------
 Total from investment operations.......     0.80         0.44         1.44        (0.35)        0.77         0.80         1.48
                                           ------       ------       ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)................................    (0.67)       (0.67)       (0.69)       (0.70)       (0.74)       (0.82)       (0.91)
 Distributions (from realized capital
 gains).................................     0.00         0.00         0.00         0.00         0.00         0.00         0.00
 Distributions (in excess of realized
 gains).................................     0.00         0.00         0.00         0.00         0.00         0.00         0.00
                                           ------       ------       ------       ------       ------       ------       ------
 Total distributions....................    (0.67)       (0.67)       (0.69)       (0.70)       (0.74)       (0.82)       (0.91)
                                           ------       ------       ------       ------       ------       ------       ------
Net asset value, end of period.......... $  10.20     $  10.07     $  10.30     $   9.55     $  10.60     $  10.57     $  10.59
                                           ======       ======       ======       ======       ======       ======       ======
Total return(6).........................     8.25%        4.50%       15.50%       -3.30%        7.49%        7.85%       15.53%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)........ $202,573     $224,301     $255,614     $245,715     $311,089     $209,593     $114,130
 Ratio of expenses to average net assets
 (annualized)(8)........................     1.03%        1.03%        1.02%        0.80%        0.78%        0.60%        0.00%
 Ratio of net investment income to
 average net assets (annualized)........     6.67%        6.67%        6.90%        7.05%        6.93%        7.74%        8.79%
 Portfolio turnover rate (Note 5).......     3.73%       27.45%       48.39%       16.33%       25.63%       25.50%        4.35%
 Average commission rate paid(7)........       --           --           --           --           --           --           --
------------------------------------

                                         Bond Funds
                                         --------------------------------------------------------------------------------------
                                         U.S. Government and Mortgage Securities Fund
                                         Class A     Class B
                                         --------------------------------------------------------------------------------------
                                          1990(2)     1997(1)   1996(1)     1995(1)   1994(3)
Net asset value, beginning of period....  $10.00     $10.07     $10.30     $ 9.55     $ 9.80
                                            ----       ----       ----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...........    0.92       0.62       0.62       0.64       0.32
 Net gain or loss on securities (both
 realized and unrealized)...............    0.02       0.13      (0.23)      0.75      (0.25)
                                            ----       ----       ----       ----       ----
 Total from investment operations.......    0.94       0.75       0.39       1.39       0.07
                                            ----       ----       ----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)................................   (0.92)     (0.62)     (0.62)     (0.64)     (0.32)
 Distributions (from realized capital
 gains).................................    0.00       0.00       0.00       0.00       0.00
 Distributions (in excess of realized
 gains).................................    0.00       0.00       0.00       0.00       0.00
                                            ----       ----       ----       ----       ----
 Total distributions....................   (0.92)     (0.62)     (0.62)     (0.64)     (0.32)
                                            ----       ----       ----       ----       ----
Net asset value, end of period..........  $10.02     $10.20     $10.07     $10.30     $ 9.55
                                            ====       ====       ====       ====       ====
Total return(6).........................   10.46%      7.72%      3.98%     14.93%      0.69%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)........  $7,387     $7,228     $5,888     $3,799     $1,451
 Ratio of expenses to average net assets
 (annualized)(8)........................    0.00%      1.53%      1.53%      1.53%      1.43%
 Ratio of net investment income to
 average net assets (annualized)........    9.84%      6.16%      6.19%      6.34%      6.82%
 Portfolio turnover rate (Note 5).......   12.47%      3.73%     27.45%     48.39%     16.33%
 Average commission rate paid(7)........      --         --         --         --         --
------------------------------------

(1) For the year ended December 31.

(2) For the period January 10, 1990 (effective date of registration) to December 31, 1990.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(5) For the period October 1, 1993 (inception of operations) to December 31,
    1993.

(6) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(7) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(8) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:


                                                Class A
Period Ended                                    1997      1996      1995      1994      1993      1992      1991      1990
---------------------------------------------------------------------------------------------------------------------------
U.S. Government and Mortgage Securities
 Fund........................................   1.03%     1.03%     1.04%     1.05%     1.05%     1.12%     1.20%     2.15%
Strategic Income Fund........................   1.51%     1.85%       NA        NA        NA        NA        NA        NA
Balanced Fund................................   1.20%     1.28%     1.53%     1.56%     2.04%       NA        NA        NA

                                               Class B
Period Ended                                   1997    1996     1995      1994
------------------------------------------------------------------------------
U.S. Government and Mortgage Securities
 Fund........................................  1.76%   1.82%    2.27%     3.25%
Strategic Income Fund........................  2.27%   3.25%      NA        NA
Balanced Fund................................  1.91%   2.21%    3.25%     3.25%

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                              Stock Funds
                                                    --------------------------------------------------------------------
                                                    Strategic Income Fund                           Balanced Fund
                                                    Class A                 Class B                 Class A
                                                    --------------------------------------------------------------------
                                                     1997(1)     1996(4)     1997(1)     1996(4)     1997(1)     1996(1)
Net asset value, beginning of period....            $  5.16     $  5.00     $  5.15     $  5.00     $ 12.18     $ 11.19
                                                      -----       -----       -----       -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...........               0.42        0.25        0.38        0.23        0.46        0.42
 Net gain or loss on securities (both
 realized and unrealized)...............               0.06        0.18        0.06        0.17        2.27        1.32
                                                      -----       -----       -----       -----       -----       -----
 Total from investment operations.......               0.48        0.43        0.44        0.40        2.73        1.74
                                                      -----       -----       -----       -----       -----       -----
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)................................              (0.42)      (0.25)      (0.38)      (0.23)      (0.46)      (0.42)
 Distributions (from realized capital
 gains).................................              (0.05)      (0.01)      (0.05)      (0.01)      (0.31)      (0.33)
 Distributions (in excess of realized
 gains).................................              (0.01)      (0.01)      (0.01)      (0.01)       0.00        0.00
                                                      -----       -----       -----       -----       -----       -----
 Total distributions....................              (0.48)      (0.27)      (0.44)      (0.25)      (0.77)      (0.75)
                                                      -----       -----       -----       -----       -----       -----
Net asset value, end of period..........            $  5.16     $  5.16     $  5.15     $  5.15     $ 14.14     $ 12.18
                                                      =====       =====       =====       =====       =====       =====
Total return(6).........................               9.57%       8.89%       8.77%       8.25%      22.72%      15.81%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)........            $37,831     $17,863     $ 8,048     $ 2,964     $49,456     $29,289
 Ratio of expenses to average net assets
 (annualized)(8)........................               0.41%       0.02%       1.16%       0.74%       1.20%       1.28%
 Ratio of net investment income to
 average net assets (annualized)........               8.04%       8.19%       7.29%       7.47%       3.58%       3.86%
 Portfolio turnover rate (Note 5).......             221.42%     187.15%     221.42%     187.15%      14.71%      41.41%
 Average commission rate paid(7)........                 --          --          --          --     $0.0591     $0.0591

                                                                                     Stock Funds
                                                    ----------------------------------------------------------------------------
                                                                                      Balanced Fund
                                                    Class A                           Class B
                                                    ----------------------------------------------------------------------------
                                                    1995(1)     1994(1)    1993(5)    1997(1)      1996(1)   1995(1)     1994(3)
Net asset value, beginning of period....            $  9.23     $ 9.85     $10.00     $ 12.15      $ 11.17     $ 9.22     $ 9.41
                                                      -----       ----       ----       -----        -----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...........               0.42       0.44       0.09        0.39         0.36       0.35       0.10
 Net gain or loss on securities (both                            (0.62)
 realized and unrealized)...............               2.02                 (0.15)       2.26         1.32       2.03      (0.07)
                                                      -----       ----       ----       -----        -----       ----       ----
 Total from investment operations.......               2.44      (0.18)     (0.06)       2.65         1.68       2.38       0.03
                                                      -----       ----       ----       -----        -----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment
 income)................................              (0.42)     (0.44)     (0.09)      (0.40)       (0.37)     (0.37)     (0.22)
 Distributions (from realized capital
 gains).................................              (0.06)      0.00       0.00       (0.31)       (0.33)     (0.06)      0.00
 Distributions (in excess of realized
 gains).................................               0.00       0.00       0.00        0.00         0.00       0.00       0.00
                                                      -----       ----       ----       -----        -----       ----       ----
 Total distributions....................              (0.48)     (0.44)     (0.09)      (0.71)       (0.70)     (0.43)     (0.22)
                                                      -----       ----       ----       -----        -----       ----       ----
Net asset value, end of period..........            $ 11.19     $ 9.23     $ 9.85     $ 14.09      $ 12.15     $11.17     $ 9.22
                                                      =====       ====       ====       =====        =====       ====       ====
Total return(6).........................              26.76%     -1.87%     -0.62%      22.05%       15.25%     26.08%      0.25%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)........            $13,547     $9,654     $5,638     $ 9,552      $ 4,802     $1,632     $  586
 Ratio of expenses to average net assets                         0.80%
 (annualized)(8)........................               1.48%                 0.00%       1.69%        1.77%      1.99%      1.48%
 Ratio of net investment income to                             4.85%
 average net assets (annualized)........               4.15%                 5.02%       3.07%        3.37%      3.66%      4.43%
 Portfolio turnover rate (Note 5).......              25.84%     29.19%      0.00%      14.71%       41.41%     25.84%     29.19%
 Average commission rate paid(7)........                 --         --         --     $0.0591      $0.0591         --         --

Financial Highlights       selected data for a share outstanding throughout each
                           period
--------------------------------------------------------------------------------

                                              Stock Funds
                                              -------------------------------------------------------------------------------------
                                              Growth and Income Fund
                                              Class A
                                              -------------------------------------------------------------------------------------
                                              1997(1)     1996(1)     1995(1)    1994(1)    1993(1)    1992(1)    1991(1)    1990(2)
Net asset value, beginning of period......... $  17.82    $  15.91    $ 13.52    $ 14.01    $ 13.45    $ 13.52    $ 10.04    $10.00
                                                ------      ------      -----      -----      -----      -----      -----      ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)................     0.10        0.14       0.20       0.16       0.22       0.25       0.31      0.04
 Net gain or loss on securities (both
 realized and unrealized)....................     4.58        3.06       4.26      (0.34)      1.17      (0.07)      3.48      0.04
                                                ------      ------      -----      -----      -----      -----      -----      ----
 Total from investment operations............     4.68        3.20       4.46      (0.18)      1.39       0.18       3.79      0.08
                                                ------      ------      -----      -----      -----      -----      -----      ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)......    (0.10)      (0.14)     (0.20)     (0.16)     (0.22)     (0.25)     (0.31)    (0.04)
 Distributions (from realized capital
 gains)......................................    (3.53)      (1.15)     (1.87)     (0.12)     (0.59)      0.00       0.00      0.00
 Distributions (in excess of realized
 gains)......................................    (0.01)       0.00       0.00      (0.03)     (0.02)      0.00       0.00      0.00
                                                ------      ------      -----      -----      -----      -----      -----      ----
 Total distributions.........................    (3.64)      (1.29)     (2.07)     (0.31)     (0.83)     (0.25)     (0.31)    (0.04)
                                                ------      ------      -----      -----      -----      -----      -----      ----
Net asset value, end of period............... $  18.86    $  17.82    $ 15.91    $ 13.52    $ 14.01    $ 13.45    $ 13.52    $10.04
                                                ======      ======      =====      =====      =====      =====      =====      ====
Total return(7)..............................    26.32%      20.16%     33.06%     -1.24%     10.40%      1.40%     38.15%     0.78%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)............. $173,796    $138,604    $93,061    $69,590    $59,392    $38,200    $20,084    $1,082
 Ratio of expenses to average net assets
 (annualized)(9).............................     1.10%       1.16%      1.24%      1.04%      1.06%      0.87%      0.00%     0.00%
 Ratio of net investment income to average
 net assets (annualized).....................     0.51%       0.82%      1.26%      1.21%      1.59%      2.00%      3.44%     5.20%
 Portfolio turnover rate (Note 5)............   118.26%      86.66%    125.28%    123.64%    178.91%    116.14%    146.31%    14.59%
 Average commission rate paid(8)............. $ 0.0601    $ 0.0602         --         --         --         --         --        --

                                              Stock Funds

                                              -------------------------------------------------------------------------------------

                                              Growth and Income Fund
                                              Class B
                                              -------------------------------------------------------------------------------------
                                               1997(1)     1996(1)   1995(1)    1994(3)
Net asset value, beginning of period.........  $ 17.78    $ 15.89    $ 13.52    $ 13.04
                                                 -----      -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)................     0.03       0.06       0.10       0.02
 Net gain or loss on securities (both
 realized and unrealized)....................     4.56       3.05       4.26       0.67
                                                 -----      -----      -----      -----
 Total from investment operations............     4.59       3.11       4.36       0.69
                                                 -----      -----      -----      -----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)......    (0.03)     (0.07)     (0.12)     (0.06)
 Distributions (from realized capital
 gains)......................................    (3.53)     (1.15)     (1.87)     (0.12)
 Distributions (in excess of realized
 gains)......................................    (0.01)      0.00       0.00      (0.03)
                                                 -----      -----      -----      -----
 Total distributions.........................    (3.57)     (1.22)     (1.99)     (0.21)
                                                 -----      -----      -----      -----
Net asset value, end of period...............  $ 18.80    $ 17.78    $ 15.89    $ 13.52
                                                 =====      =====      =====      =====
Total return(7)..............................    25.82%     19.60%     32.32%      5.32%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000).............  $18,227    $12,427    $ 4,292    $ 1,460
 Ratio of expenses to average net assets
 (annualized)(9).............................     1.49%      1.66%      1.75%      1.66%
 Ratio of net investment income to average
 net assets (annualized).....................     0.14%      0.29%      0.84%      0.71%
 Portfolio turnover rate (Note 5)............   118.26%     86.66%    125.28%    123.64%
 Average commission rate paid(8).............  $0.0601    $0.0602         --         --

(1) For the year ended December 31.

(2) For the period December 5, 1990 (inception of operations) to December 31, 1990.

(3) For the period July 1, 1994 (inception of operations) to December 31, 1994.

(4) For the period October 1, 1993 (inception of operations) to December 31,
    1993

(5) For the period April 30, 1996 (effective date of registration) to December 31, 1996.

(6) For the period April 30, 1997 (inception of operations) to December 31,
    1997.

(7) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(8) Initiating with fiscal year 1996, the Funds are required to disclose their average commission rate per share for purchases and sales of equity securities.

(9) Effective January 10, 1990, the Distributor and Adviser for the Atlas Funds agreed to temporarily cap (or waive) their management and 12b-1 fees and to absorb other operating expenses. Had such action not been taken, the ratio of expenses to average net assets (annualized) would have been as follows:

                                                 Class A
                Period Ended                     1997     1996     1995     1994     1993     1992     1991     1990
---------------------------------------------------------------------------------------------------------------------
Growth and Income Fund.......................    1.10%    1.16%    1.24%    1.28%    1.36%    1.45%    1.66%    3.41%
Strategic Growth Fund........................    1.21%    1.31%    1.65%    1.74%    2.23%      NA       NA       NA
Global Growth Fund...........................    1.66%    2.36%      NA       NA       NA       NA       NA       NA
Emerging Growth Fund.........................    1.88%      NA       NA       NA       NA       NA       NA       NA

                                               Class B
                Period Ended                   1997     1996     1995     1994
--------------------------------------------------------------------------------
Growth and Income Fund.......................  1.69%    1.83%    2.39%    3.25%
Strategic Growth Fund........................  1.82%    2.12%    3.25%    3.25%
Global Growth Fund...........................  2.48%    3.25%      NA       NA
Emerging Growth Fund.........................  3.25%      NA       NA       NA

      The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

                                              --------------------------------------------------------
                                              Strategic Growth Fund
                                              Class A
                                              --------------------------------------------------------
                                              1997(1)     1996(1)     1995(1)     1994(1)    1993(4)
Net asset value, beginning of period........  $ 14.01     $ 12.69     $ 10.00     $10.14     $10.00
                                                -----       -----       -----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............     0.11        0.13        0.10       0.11       0.05
 Net gain or loss on securities (both
 realized and unrealized)...................     3.65        2.88        2.82      (0.14)      0.14
                                                -----       -----       -----       ----       ----
 Total from investment operations...........     3.76        3.01        2.92      (0.03)      0.19
                                                -----       -----       -----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income).....    (0.11)      (0.13)      (0.09)     (0.11)     (0.05)
 Distributions (from realized capital
 gains).....................................    (1.30)      (1.56)      (0.14)      0.00       0.00
 Distributions (in excess of realized
 gains).....................................     0.00        0.00        0.00       0.00       0.00
                                                -----       -----       -----       ----       ----
 Total distributions........................    (1.41)      (1.69)      (0.23)     (0.11)     (0.05)
                                                -----       -----       -----       ----       ----
Net asset value, end of period..............  $ 16.36     $ 14.01     $ 12.69     $10.00     $10.14
                                                =====       =====       =====       ====       ====
Total return(7).............................    26.89%      23.72%      29.14%     -0.28%      1.94%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)............  $54,310     $22,253     $12,223     $6,471     $4,168
 Ratio of expenses to average net assets
 (annualized)(9)............................     1.21%       1.31%       1.62%      1.17%      0.00%
 Ratio of net investment income to average
 net assets (annualized)....................     0.86%       1.08%       1.03%      1.25%      2.66%
 Portfolio turnover rate (Note 5)...........    85.55%     119.87%      73.32%     54.01%      6.41%
 Average commission rate paid(8)............  $0.0582     $0.0597          --         --         --

                                             ---------------------------------------------------------
                                              Strategic Growth Fund
                                              Class B
                                             ---------------------------------------------
                                                1997(1)     1996(1)     1995(1)    1994(3)
Net asset value, beginning of period........    $ 13.92     $ 12.63     $ 9.98     $ 9.92
                                                  -----       -----       ----       ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............       0.05        0.07       0.03      (0.05)
 Net gain or loss on securities (both
 realized and unrealized)...................       3.60        2.85       2.82       0.21
                                                  -----       -----       ----       ----
 Total from investment operations...........       3.65        2.92       2.85       0.16
                                                  -----       -----       ----       ----
LESS DISTRIBUTIONS:
 Dividends (from net investment income).....      (0.05)      (0.07)     (0.06)     (0.10)
 Distributions (from realized capital
 gains).....................................      (1.30)      (1.56)     (0.14)      0.00
 Distributions (in excess of realized
 gains).....................................       0.00        0.00       0.00       0.00
                                                  -----       -----       ----       ----
 Total distributions........................      (1.35)      (1.63)     (0.20)     (0.10)
                                                  -----       -----       ----       ----
Net asset value, end of period..............    $ 16.22     $ 13.92     $12.63     $ 9.98
                                                  =====       =====       ====       ====
Total return(7).............................      26.23%      23.13%     28.58%      1.57%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)............    $12,344     $ 5,689     $2,332     $  327
 Ratio of expenses to average net assets
 (annualized)(9)............................       1.71%       1.81%      2.14%      1.80%
 Ratio of net investment income to average
 net assets (annualized)....................       0.37%       0.59%      0.56%      0.82%
 Portfolio turnover rate (Note 5)...........      85.55%     119.87%     73.32%     54.01%
 Average commission rate paid(8)............    $0.0582     $0.0597         --         --
                                                -------------------------------------------

                                             ----------------------------------------------------------------------
                                             Global Growth Fund                                Emerging Growth Fund
                                             Class A                 Class B                   Class A     Class B
                                             ---------------------------------------------------------------------
                                              1997(1)    1996(5)     1997(1)     1996(5)       1997(6)     1997(6)
Net asset value, beginning of period.......  $ 10.96    $ 10.14     $ 10.91     $ 10.14       $ 10.00     $ 10.00
                                               -----      -----       -----       -----         -----       -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)..............     0.02       0.01       (0.05)      (0.03)        (0.05)      (0.12)
 Net gain or loss on securities (both
 realized and unrealized)..................     2.65       1.10        2.63        1.08          3.05        3.05
                                               -----      -----       -----       -----         -----       -----
 Total from investment operations..........     2.67       1.11        2.58        1.05          3.00        2.93
                                               -----      -----       -----       -----         -----       -----
LESS DISTRIBUTIONS:
 Dividends (from net investment income)....     0.00      (0.01)       0.00        0.00          0.00        0.00
 Distributions (from realized capital
 gains)....................................    (0.84)     (0.27)      (0.84)      (0.27)         0.00        0.00
 Distributions (in excess of realized
 gains)....................................    (0.10)     (0.01)      (0.10)      (0.01)         0.00        0.00
                                               -----      -----       -----       -----         -----       -----
 Total distributions.......................    (0.94)     (0.29)      (0.94)      (0.28)         0.00        0.00
                                               -----      -----       -----       -----         -----       -----
Net asset value, end of period.............  $ 12.69    $ 10.96     $ 12.55     $ 10.91       $ 13.00     $ 12.93
                                               =====      =====       =====       =====         =====       =====
Total return(7)............................    24.35%     10.89%      23.64%      10.34%        30.00%      29.30%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)...........  $29,468    $13,552     $ 5,691     $ 2,210       $10,028     $ 2,235
 Ratio of expenses to average net assets
 (annualized)(9)...........................     1.62%      1.51%       2.14%       2.24%         1.49%       2.23%
 Ratio of net investment income to averag
 net assets (annualized)...................     0.14%      0.13%      -0.40%      -0.75%        -0.59%      -1.35%
 Portfolio turnover rate (Note 5)..........    63.62%     64.89%      63.62%      64.89%        17.06%      17.06%
 Average commission rate paid(8)...........  $0.0029    $0.0052     $0.0029     $0.0052       $0.0600     $0.0600

Notes to Financial Statements                                  December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering twelve portfolios. The Company currently consists of the Atlas U.S. Treasury Money Fund, the Atlas California Municipal Money Fund, the Atlas National Municipal Money Fund, the Atlas California Municipal Bond Fund, the Atlas National Municipal Bond Fund, the Atlas U.S. Government and Mortgage Securities Fund, the Atlas Strategic Income Fund, the Atlas Balanced Fund, the Atlas Growth and Income Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, and the Atlas Emerging Growth Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund, which are non-diversified. The Funds offer two classes of shares, Class A and Class B, with the exception of Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Stock and Bond Fund Class A shares are subject to a sales charge at the time of purchase while all Class B shares may be subject to a contingent deferred sales charge. Both share classes have equal rights and privileges but have separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares will automatically convert to Class A shares sixty months after purchase.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

       Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date.

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in

--------------------------------------------------------------------------------

       such lower-rated securities, but only to a much more limited extent. None of the three Funds holds any securities in default as of December 31, 1997.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Emerging Growth Fund, which are on an annual schedule, declare, pay and reinvest dividends quarterly. Income for the Atlas Balanced Fund, the Atlas Growth and Income Fund and the Atlas Global Growth Fund for the period ended December 31, 1997 are net of foreign withholding taxes of $3,326, $9,470 and $31,689, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  i. To-Be-Announced Securities: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of December 31, 1997 were $20,497,917 for Atlas Government and Mortgage Securities Fund and $7,109,143 for Atlas Strategic Income Fund.

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised,

Notes to Financial Statements                                  December 31, 1997
--------------------------------------------------------------------------------

       premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

       The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily closing prices of the forward currency contract rates in the London foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

       Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  m. Dollar Roll Transactions: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

  o. The Funds have previously adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." In accordance with the statement, distributions in excess of realized gains have been reflected in the Statements of Changes in Net Assets as follows: Atlas Strategic Income Fund -- $39,952 and $21,661 in 1997 and 1996, respectively, resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $24,754 in 1997 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles; Atlas Growth and Income Fund -- $47,198 in 1997 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales; and Atlas Global Growth
       Fund -- $2,513 and $17,781 in 1997 and 1996, respectively, resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $201,451 in 1997 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles.

  p. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNAMORTIZED ORGANIZATION COSTS

  Organization costs of $35,906 incurred by the Company as of June 30, 1994 in the organization of the Class B Plan have been allocated equally to the Funds existing at that date offering Class B shares. These costs have been deferred and are being amortized on a straight line basis over a period of five years from July 1994.

3. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of December 31, 1997, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                        California          National          California          National
                                    U.S. Treasury        Municipal         Municipal          Municipal           Municipal
                                     Money Fund         Money Fund         Money Fund         Bond Fund           Bond Fund
                                 -----------------------------------------------------------------------------------------------
Unrealized appreciation.......   $     0            $     0            $    0            $ 15,062            $ 4,480
Unrealized depreciation.......   $     0            $     0            $    0            $      0            $     0
                                 -----------------------------------------------------------------------------------------------
Net unrealized appreciation...   $     0            $     0            $    0            $ 15,062            $ 4,480
                                 ===============================================================================================
Cost of securities for federal
income tax purposes...........   $60,620            $43,973            $6,512            $187,683            $56,771
                                 ===============================================================================================

                                U.S. Government
                                  and Mortgage
                                Securities Fund
                                 -----------------------------------------------------------------------------------------------

Unrealized appreciation.......  $  4,812
Unrealized depreciation.......  $   (143)
                                -----------------------------------------------------------------------------------------------
Net unrealized appreciation...  $  4,669
                                ===============================================================================================
Cost of securities for federal
income tax purposes...........  $236,019
                                ===============================================================================================

                                      Strategic          Balanced           Growth and      Strategic Growth     Global Growth
                                     Income Fund           Fund            Income Fund            Fund               Fund
                                 ------------------------------------------------------------------------------------------------

Unrealized appreciation.......   $ 1,409            $10,237            $ 36,941            $10,564            $ 5,290
Unrealized depreciation.......   $  (953)           $  (222)           $ (1,550)           $(2,581)           $(1,354)
                                 ------------------------------------------------------------------------------------------------
Net unrealized appreciation...   $   456            $10,015            $ 35,391            $ 7,983            $ 3,936
                                 ================================================================================================
Cost of securities for federal
income tax purposes...........   $49,869            $48,743            $150,511            $58,718            $31,136
                                 ================================================================================================

                                 Emerging Growth
                                      Fund
                                 ------------------------------------------------------------------------------------------------

Unrealized appreciation.......  $ 1,423
Unrealized depreciation.......  $  (500)
                                 ------------------------------------------------------------------------------------------------
 Net unrealized appreciation...  $   923
                                ===============================================================================================
Cost of securities for federal
income tax purposes...........  $11,378
                                ===============================================================================================


Notes to Financial Statements                                  December 31, 1997
--------------------------------------------------------------------------------

4. SHARE TRANSACTIONS

  The following is a summary of share transactions for the years ended December 31, 1997 and December 31, 1996 (in 000's):

                      U. S. Treasury                                     California Municipal            National Municipal
                        Money Fund                                            Money Fund                     Money Fund
                  Class A                      Class B                   Class A                         Class A
                   1997          1996          1997        1996          1997           1996             1997           1996
                  -----------------------------------------------------------------------------------------------------------
Sold............   68,098         75,634        516         168          35,350          20,788          4,628          5,107
Issued in
reinvestment of
dividends.......    2,850          2,547          5           5           1,301           1,001            195            198
Redeemed........  (76,384)       (64,076)      (477)       (166)        (29,255)        (23,874)        (5,758)        (5,651)
                  -----------------------------------------------------------------------------------------------------------
Net increase
  (decrease)....   (5,436)        14,105         44           7           7,396          (2,085)          (935)          (346)
                  ===========================================================================================================

                                                                                                          U.S. Government and
                                     California Municipal                 National Municipal                    Mortgage
                                           Bond Fund                           Bond Fund                    Securities Fund
                                                                                                                             Class
                                Class A              Class B         Class A           Class B          Class A              B
                                1997       1996      1997    1996    1997     1996     1997    1996     1997       1996      1997
                               --------------------------------------------------------------------------------------------------
Sold.........................   1,246      1,356     212     204      276      267      88      85      1,295      1,962      173
Issued in reinvestment of
dividends....................     569        550      20      13      185      184       9       5        861        995       26
Issued in connection with a
reorganization (Note 7)......   1,480        N/A      51     N/A      851      N/A      22     N/A        342        N/A       31
Redeemed.....................  (2,155)    (2,346)    (62)    (17)    (647)    (715)    (19)     (8)    (4,897)    (5,514)    (106)
                               --------------------------------------------------------------------------------------------------
Net increase (decrease)......   1,140       (440)    221     200      665     (264)    100      82     (2,399)    (2,557)     124
                               ==================================================================================================


                               1996
                               --------------------------------------------------------------------------------------------------

Sold.........................  279
Issued in reinvestment of
dividends....................   22
Issued in connection with a
reorganization (Note 7)......  N/A
Redeemed.....................  (85)
                               --------------------------------------------------------------------------------------------------
Net increase (decrease)......  216
                               ==================================================================================================

                                     Strategic Income Fund                   Balanced Fund               Growth and Income Fund
                                                                                                                              Class
                                Class A             Class B          Class A           Class B           Class A              B
                                1997      1996(1)   1997     1996(1) 1997     1996     1997    1996      1997       1996      1997
                               --------------------------------------------------------------------------------------------------
Sold.........................   5,282     3,495     1,057    575     1,293    1,435    299      254      1,523      2,756     185
Issued in reinvestment of
dividends....................     271        29       58       7      169      123      29       19      1,468        514     151
Redeemed.....................  (1,680)      (62)    (128)     (7)    (368)    (364)    (45)     (24)    (1,554)    (1,343)    (65)
                               --------------------------------------------------------------------------------------------------
Net increase.................   3,873     3,462      987     575     1,094    1,194    283      249      1,437      1,927     271
                               ==================================================================================================


                               1996
                               --------------------------------------------------------------------------------------------------

Sold.........................   423
Issued in reinvestment of
dividends....................    43
Redeemed.....................   (37)
                               --------------------------------------------------------------------------------------------------

Net increase.................   429
                               ==================================================================================================

                                   Strategic Growth Fund                Global Growth Fund               Emerging Growth Fund
                               Class A            Class B         Class A            Class B         Class A          Class B
                               1997      1996     1997    1996    1997     1996(2)   1997    1996(2) 1997(3)  1996    1997(3) 1996
                               --------------------------------------------------------------------------------------------------
Sold.........................  1,732      749     329     194     1,291    1,239     238     199      816     N/A     182     N/A
Issued in reinvestment of
dividends....................    263      163      58      43      159        26      31       5        0     N/A       0     N/A
Redeemed.....................   (264)    (287)    (35)    (13)    (364)      (29)    (18)     (1)     (44)    N/A      (9)    N/A
                               --------------------------------------------------------------------------------------------------
Net increase.................  1,731      625     352     224     1,086    1,236     251     203      772     N/A     173     N/A
                               ==================================================================================================

(1) For the period May 20, 1996 (inception of operations) to December 31, 1996.

(2) For the period April 15, 1996 (inception of operations) to December 31,
    1996.

(3) For the period April 30, 1997 (inception of operations) to December 31,
    1997.

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 were as follows (in 000's):

                                               California
                              U.S. Treasury    Municipal        National Municipal    California Municipal  National Municipal
                              Money Fund       Money Fund       Money Fund            Bond Fund             Bond Fund
                              ---------------------------------------------------------------------------------------------------
Purchases...................  $ 0              $ 0              $ 0                   $35,406               $16,676
Sales.......................  $ 0              $ 0              $ 0                   $28,555               $10,907
                              ---------------------------------------------------------------------------------------------------

                              U.S. Government
                              and Mortgage
                              Securities Fund
                              ----------------
Purchases...................  $ 8,085
Sales.......................  $37,878
                              ----------------

                              Strategic                          Growth and       Strategic        Global           Emerging
                              Income Fund      Balanced Fund     Income Fund      Growth Fund      Growth Fund      Growth Fund(1)
                              ---------------------------------------------------------------------------------------------------
Purchases...................  $109,796         $19,780           $192,805         $51,958          $25,298          $11,098
Sales.......................  $ 83,274         $ 5,317           $194,328         $31,158          $15,431          $ 1,621
                              ---------------------------------------------------------------------------------------------------

(1) For the period April 30, 1997 (inception of operations) to December 31,
    1997.

  At December 31, 1997 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                                             Expiring December 31,
                                                                 ----------------------------------------------
                                                                 2001      2002       2003       2004      2005
U.S. Treasury Money Fund.......................................  $ --     $   --     $   --     $   10     $  5
National Municipal Bond Fund...................................  $ --     $    2     $   --     $   --     $ --
U.S. Government and Mortgage Securities Fund...................  $487     $5,195     $7,507     $1,491     $280
Emerging Growth Fund...........................................  $ --     $   --     $   --     $   --     $ 28

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc. and to the Atlas Stock Funds and Atlas Strategic Income Fund by OppenheimerFunds, Inc. (together, the "Subadvisers"). Each Fund pays the Adviser a management fee for the investment management services who, in turn, pays the Subadvisers. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Global Growth Fund and Atlas Emerging Growth Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; and .80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Global Growth Fund and the Atlas Emerging Growth Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provides for a commission to be paid on the sale of Class A shares of the Bond and Stock Funds and on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable

Notes to Financial Statements                                  December 31, 1997
--------------------------------------------------------------------------------

on a quarterly basis. Under the Class B Plan, the maximum rate is .75% per year of average daily Class B net assets in each Fund and is payable on a monthly basis.

  Due to voluntary expense waivers in effect during the period ended December 31, 1997, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at rates, varying by Fund, ranging from .50% to .75% per annum. Class A and Class B 12b-1 fees due the Distributor were reduced in the amount of $386,225 and $18,853, respectively. Management fees due the Adviser were reduced by $434,218. The Adviser also absorbed $182,701 of other Fund expenses during the period. During the period ended December 31, 1997, the Distributor received $997,821 for sales charges paid by purchasers of Class A shares and $61,415 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At December 31, 1997, Golden West Financial Corporation owned 80,254 Class A shares in the California Municipal Bond Fund, 45,162 shares in the National Municipal Bond Fund, 21,317 shares in the U.S. Government and Mortgage Securities Fund and 116,324 shares in the Emerging Growth Fund.

7. REORGANIZATIONS

  On December 5, 1997, California Municipal Bond Fund, National Municipal Bond Fund and U.S. Government and Mortgage Securities Fund acquired all of the assets of California Insured Intermediate Municipal Fund, National Insured Intermediate Municipal Fund and U.S. Government Intermediate Fund, respectively, pursuant to separate Agreements and Plans of Reorganization approved by the shareholders of each acquired fund on November 24, 1997. Information relative to the transfer of assets and exchange of shares is summarized below. The net assets of California Insured Intermediate Fund, National Insured Intermediate Fund and U.S. Government Intermediate Fund included net unrealized appreciation (depreciation) of $403,011, $221,521 and $(13,671), respectively, on the acquisition date. The transactions qualified as tax-free reorganizations for federal income tax purposes.

                                                                                                           COMBINED
                                                                   SHARE     SHARES      VALUE OF       NET ASSETS ON
                   MERGED FUND/SURVIVING FUND                      CLASS     ISSUED    ISSUED SHARES   DECEMBER 5, 1997
-----------------------------------------------------------------
                                                                    -------------------------------------------------
California Insured Intermediate Municipal Fund/ California
  Municipal Bond Fund............................................  A        1,480,175   $ 16,888,793   $194,353,610
                                                                   B           50,846   $    580,661   $  7,802,691
National Insured Intermediate Municipal Fund/ National Municipal
  Bond Fund......................................................  A          850,763   $  9,809,295   $ 58,188,472
                                                                   B           21,768   $    250,984   $  3,134,813
U.S. Government Intermediate Fund/ U.S. Government and Mortgage
  Securities Fund................................................  A          342,216   $  3,487,178   $203,355,324
                                                                   B           31,035   $    316,243   $  7,195,556

8. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

--------------------------------------------------------------------------------

  Industry and sector concentrations greater than 10% of a Fund's net assets at December 31, 1997 are as follows:

  The California Municipal Money Fund has 12.97% in transportation and 12.02% in housing.

  The National Municipal Money Fund has 18.24% in industrial development, 17.83% in health and 10.68% in general obligation bonds.

  The California Municipal Bond Fund has 19.62% in water/sewer, 11.69% in airport/seaport and 11.66% in public power.

  The National Municipal Bond Fund has 24.32% in general obligation bonds and 14.46% in public power.

  The Balanced Fund and Global Growth Fund have 19.47% and 19.94%, respectively, in banks.

  The Emerging Growth Fund has 21.35% in computer software.

9. FORWARD CONTRACTS

  Open forward contracts in the Funds to purchase and sell foreign currencies as of December 31, 1997 were as follows:

                                                                                                   Valuation
                                                                               Contract                as           Unrealized
                                                           Settlement          Amount                  of             Gain
                                                              Date             (000's)              12/31/97         (Loss)
                                                        ---------------------------------------------------------------------
Strategic Income Fund:
---------------------
Contracts to Buy:
----------------
Australian Dollar.....................................  01/14/98                   338    AUD      $  220,511       $ (5,135)
Canadian Dollar.......................................  01/20/98-01/21/98          729    CAD         510,529        (10,402)
Indonesian Rupiah.....................................  02/10/98               532,000    IDR          99,439        (54,764)
Japanese Yen..........................................  01/20/98                21,770    JPY         167,328         (2,081)
Swiss Franc...........................................  01/21/98                   300    CHF         206,077        (11,141)
                                                                                                   ----------       --------
                                                                                                   $1,203,884        (83,523)
                                                                                                   ==========
                                                                                                                    --------
Contracts to Sell:
---------------
Australian Dollar.....................................  01/14/98-02/10/98        1,940    AUD      $1,264,632         77,547
Canadian Dollar.......................................  01/21/98-01/28/98          281    CAD         196,538          8,432
German Deutsche Mark..................................  02/19/98                   125    DEM          69,710          1,011
Indonesian Rupiah.....................................  02/10/98               532,000    IDR          99,439         43,188
Irish Punt............................................  01/20/98-01/30/98          130    IEP         184,991          9,309
Japanese Yen..........................................  01/20/98-03/23/98       27,770    JPY         213,877          8,089
Malaysian Ringgit.....................................  02/03/98                   354                 91,412          8,588
Mexican Peso..........................................  03/31/98                 3,562    MXP         445,188        (20,188)
New Zealand Dollar....................................  01/28/98-02/11/98          685    NZD         396,254         20,375
South African Rand....................................  01/26/98                   591    ZAR         120,670           (158)
Swiss Franc...........................................  01/21/98                   300    CHF         206,077          2,111
                                                                                                   ----------       --------
                                                                                                   $3,288,788        158,304
                                                                                                   ==========
                                                                                                                    --------
Net unrealized gain...................................                                                              $ 74,781
                                                                                                                    ========
Global Growth Fund:
-------------------
Contracts to Sell:
---------------
Japanese Yen..........................................  05/26/98               122,980    JPY      $  963,421       $ 36,579
Swedish Krona.........................................  01/02/98                   147    SEK          18,472             43
Swiss Franc...........................................  07/06/98                 1,429    CHF       1,000,191           (191)
                                                                                                   ----------       --------
                                                                                                   $1,982,084
                                                                                                   ==========
Net unrealized gain...................................                                                              $ 36,431
                                                                                                                    ========

Notes to Financial Statements                                  December 31, 1997
--------------------------------------------------------------------------------

10. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

  As of December 31, 1997 the Atlas Strategic Income Fund and Atlas Global Growth Fund had outstanding futures contracts to purchase and sell debt securities as follows:

                                                                                   Number of                      Unrealized
                                                                    Expiration      Futures                      Appreciation/
                                                                       Date        Contracts      Valuation     (Depreciation)
                                                                    --------------------------------------------------------
Strategic Income Fund:
---------------------
Contracts to Purchase:
--------------------
U.S. Treasury Notes...............................................  03/98          5             $ 543,125      $  3,359
U.S. Treasury Bonds...............................................  03/98          42            $4,918,375     35,125
                                                                                                                -------
                                                                                                                38,484
                                                                                                                -------
Contracts to Sell:
---------------
German Government Bonds...........................................  03/98          1             $ 144,816      $  2,021
S&P 500 Index.....................................................  03/98          4             $ 983,200      1,900
                                                                                                                -------
                                                                                                                3,921
                                                                                                                -------
Net unrealized gain...............................................                                              $ 42,405
                                                                                                                =======
Global Growth Fund:
-------------------
Contracts to Sell:
---------------
French Government Bonds...........................................  12/97          10            $ 995,473      $(88,294)
S&P 500 Index.....................................................  03/98          3             $ 735,675      (6,797)
                                                                                                                -------
Net unrealized loss...............................................                                              $(95,091)
                                                                                                                =======

11. OPTIONS TRANSACTIONS

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options may be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect

--------------------------------------------------------------------------------

against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

  Written option transactions in the Funds for the year ended December 31, 1997 were as follows:

                                                                      Call Options                  Put Options
                                                                      ------------------------      -------------------------
                                                                       Number of      Amount of      Number of       Amount of
                                                                        Options       Premiums        Options        Premiums
                                                                      -----------------------------------------------------
Strategic Income Fund:
Options outstanding at December 31, 1996............................    1,515,900     $ 14,352           224,500     $  5,456
Options written.....................................................   29,707,660      119,864       405,249,585       72,078
Options closed or expired...........................................  (31,223,560)    (134,216)     (351,064,585)     (70,215)
Options exercised...................................................            0            0                 0            0
                                                                      -----------     --------      ------------      -------
Options outstanding at December 31, 1997............................            0     $      0        54,409,500     $  7,319
                                                                      ===========     ========      ============      =======
Growth and Income Fund:
Options outstanding at December 31, 1996............................            0     $      0               N/A          N/A
Options written.....................................................          400       82,735               N/A          N/A
Options closed or expired...........................................         (400)     (82,735)              N/A          N/A
Options exercised...................................................            0            0               N/A          N/A
                                                                      -----------     --------      ------------      -------
Options outstanding at December 31, 1997............................            0     $      0               N/A          N/A
                                                                      ===========     ========      ============      =======

12. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. These securities are not registered under the Securities Act of 1933, may be acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At December 31, 1997, the value of these securities and the resulting percentage of net assets amounted to $15,050,313 or 7.17% in the Atlas U.S. Government and Mortgage Securities Fund and $2,037,860 or 4.44% in the Atlas Strategic Income Fund. Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Atlas Assets, Inc.:

  We have audited the accompanying statements of assets and liabilities of the Funds comprising Atlas Assets, Inc. (Atlas U.S. Treasury Money Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas Strategic Income Fund, Atlas Balanced Fund, Atlas Growth and Income Fund, Atlas Strategic Growth Fund, Atlas Global Growth Fund and Atlas Emerging Growth Fund) (the "Funds"), including the statements of investments in securities and net assets as of December 31, 1997, the related statements of operations for the period ended December 31, 1997, the statements of changes in net assets for the periods ended December 31, 1997 and 1996 [Atlas Strategic Income Fund for the year ended December 31, 1997 and for the period May 20, 1996 (inception of operations) to December 31, 1996; Atlas Global Growth Fund for the year ended December 31, 1997 and for the period April 15, 1996 (inception of operations) to December 31, 1996; Atlas Emerging Growth Fund for the period April 30, 1997 (inception of operations) to December 31, 1997], and the financial highlights for each of the periods ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, and 1990. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds comprising Atlas Assets, Inc. at December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

[DELOITTE & TOUCHE LLP LOGO]
Oakland, California
February 13, 1998

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
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